                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           SAFECO Tax-Exempt Bond Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[SAFECO MUTUAL FUNDS LOGO]

                              SAFECO MUTUAL FUNDS
                              10865 WILLOWS RD NE
                               REDMOND, WA 98052

February 15, 1999

Dear Shareholder,

A joint meeting of shareholders of the SAFECO Mutual Funds will be held on March 30, 1999, at 8:00 a.m. at SAFECO Plaza, 4333 Brooklyn Ave. NE, Seattle, WA 98105 to vote on the following items, which are described in more detail in the enclosed proxy statement:

    - To elect a board of seven trustees to serve until their respective successors are elected and qualified. (Proposal 1)

    - To ratify the selection of Ernst & Young LLP as independent auditors for each Trust's current fiscal year. (Proposal 2)

    - To approve changes that would update and standardize the fundamental investment restrictions of designated series of designated Trusts (each, a "Fund," and collectively, the "Funds"). (Proposal 3)

    - To approve an amended and restated investment advisory contract with respect to each Fund. (Proposal 4)

A statement and a proxy card for each Fund you own are enclosed. Please vote each proxy card you receive.

Your vote on these issues is important. Please vote as soon as possible to save your Fund the expense of additional solicitations. For your convenience, we have established several methods by which to cast your vote, including touch tone phone, fax or on the internet. (Please review the enclosed supplement to choose the best option for you.) If we do not receive voting instructions from you as the meeting date approaches, you may be contacted by our proxy solicitor, Shareholder Communications Corporation ("SCC"), reminding you to exercise your right to vote. If you have any questions about the proxy material or need voting assistance, please call SCC at 800-848-9831.

We look forward to receiving your vote. Thank you for the trust and confidence you have placed in us and for your attention to this matter.

Sincerely,

        [SIG]

Boh A. Dickey, Chairman

[SAFECO MUTUAL FUNDS LOGO]

                           SAFECO COMMON STOCK TRUST
                           SAFECO TAXABLE BOND TRUST
                          SAFECO TAX-EXEMPT BOND TRUST
                           SAFECO MONEY MARKET TRUST
                           SAFECO MANAGED BOND TRUST
                             10865 WILLOWS ROAD NE
                               REDMOND, WA 98052

                             ---------------------

               NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 30, 1999

                            ------------------------

To Our Shareholders:

A Joint Special Meeting of Shareholders of each of the above-listed investment companies ("Trusts") will be held on March 30, 1999, at 8:00 a.m. at SAFECO Plaza, 4333 Brooklyn Ave. NE, Seattle, Washington 98105, for the following purposes, as set forth in the Proxy Statement:

1. To elect a Board of seven (7) Trustees to serve until their respective successors are elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for each Trust's current fiscal year.

3. To approve changes to the fundamental investment restrictions of designated series of designated Trusts (each, a "Fund," and collectively, the "Funds").

4. To approve an amended and restated investment advisory contract with respect to each Fund including a change in fee structure.

5. To consider and act upon such other business as may properly come before the meeting.

The Boards of Trustees of the Trusts established the close of business on February 1, 1999, as the record date for the determination of Fund shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof.

YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                                  [SIG]

                                          Boh A. Dickey, Chairman

Redmond, Washington
February 15, 1999

                           SAFECO COMMON STOCK TRUST
                           SAFECO TAXABLE BOND TRUST
                          SAFECO TAX-EXEMPT BOND TRUST
                           SAFECO MONEY MARKET TRUST
                           SAFECO MANAGED BOND TRUST
                             10865 WILLOWS ROAD NE
                               REDMOND, WA 98052

                             ---------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 30, 1999

                            ------------------------

The Board of Trustees of each of the above-listed investment companies ("Trusts") is soliciting your proxy to be voted at a Joint Special Meeting of Shareholders of each series of each Trust (each a "Fund" and collectively, the "Funds") to be held on Tuesday, March 30, 1999 at 8:00 a.m. at SAFECO Plaza, 4333 Brooklyn Ave. NE, Seattle, Washington 98105 or any adjournments of the meeting (the "Meeting").

Each Board of Trustees urges you to vote your proxy, no matter how many shares you own, whether or not you intend to be present at the Meeting. It is important that you vote promptly to help assure a quorum and save your Fund the expense of additional solicitation. For your convenience you can vote by completing and mailing the enclosed card(s) in the enclosed postage-paid envelope, or by touch tone phone, fax or internet as outlined elsewhere.

                                 SAFECO COMMON STOCK TRUST

                              NAME AS USED IN
                                THIS PROXY
        FUND NAME                STATEMENT       PROPOSALS APPLICABLE TO FUND*
--------------------------  -------------------  ------------------------------------------

SAFECO Growth Fund          Growth Fund          1, 2, 3A-3H, 3J, 3K, 3O, 3P, 3Q, 3R, 3S,
                                                 3T, 3V and 4

SAFECO Equity Fund          Equity Fund          1, 2, 3A-3H, 3K, 3N, 3R, 3U and 4

SAFECO Income Fund          Income Fund          1, 2, 3A-3H, 3J, 3K, 3O, 3P, 3Q, 3R, 3S,
                                                 3T and 4

SAFECO Northwest Fund       Northwest Fund       1, 2, 3A-3H, 3J, 3O, 3P, 3R, 3T, 3W and 4

SAFECO Balanced Fund        Balanced Fund        1, 2, 3A-3G and 4

SAFECO International Stock  International Fund   1, 2, 3A-3G and 4
Fund

SAFECO Small Company Stock  Small Company Fund   1, 2, 3A-3G and 4
Fund

SAFECO U.S. Value Fund      U.S. Value Fund      1, 2, 3A-3G and 4

------------------------

*   For a list of sub-proposal topics, please see EXHIBIT E.

                                 SAFECO TAXABLE BOND TRUST

                              NAME AS USED IN THIS
         FUND NAME              PROXY STATEMENT     PROPOSALS APPLICABLE TO FUND*
----------------------------  --------------------  ----------------------------------------

SAFECO Intermediate-Term      Intermediate-Term     1, 2, 3A-3G, 3I, 3J, 3L, 3M, 3O, 3P, 3R,
U.S. Treasury Fund            U.S. Treasury Fund    3W and 4

SAFECO High-Yield Bond Fund   High-Yield Fund       1, 2, 3A-3G, 3I, 3J, 3L, 3M, 3O, 3P, 3R,
                                                    3W and 4

SAFECO GNMA Fund              GNMA Fund             1, 2, 3A-3G, 3I, 3J, 3L, 3M, 3O, 3P, 3R,
                                                    3W and 4

                                SAFECO TAX-EXEMPT BOND TRUST


                              NAME AS USED IN THIS
         FUND NAME              PROXY STATEMENT     PROPOSALS APPLICABLE TO FUND*
----------------------------  --------------------  ----------------------------------------

SAFECO Intermediate-Term      Intermediate-Term     1, 2, 3A-3G, 3X, 3Y, 3Z and 4
Municipal Bond Fund           Municipal Bond Fund

SAFECO Insured Municipal      Insured Municipal     1, 2, 3A-3G, 3X, 3Y, 3Z and 4
Bond Fund                     Bond Fund

SAFECO Municipal Bond Fund    Municipal Bond Fund   1, 2, 3A-3G, 3I, 3J, 3M, 3O, 3P, 3Q, 3R,
                                                    3W, 3X, 3Y, 3Z and 4

SAFECO California Tax-Free    California Tax-Free   1, 2, 3A-3G, 3I, 3J, 3M, 3O, 3P, 3Q, 3R,
Income Fund                   Income Fund           3W, 3X, 3Z and 4

SAFECO Washington State       Washington Municipal  1, 2, 3A-3G, 3X, 3Z and 4
Municipal Bond Fund           Bond Fund

                                 SAFECO MONEY MARKET TRUST

                              NAME AS USED IN THIS
         FUND NAME              PROXY STATEMENT     PROPOSALS APPLICABLE TO FUND*
----------------------------  --------------------  ----------------------------------------

SAFECO Money Market Fund      Money Market Fund     1, 2, 3A-3G, 3I, 3J, 3K, 3M, 3O, 3Q, 3R,
                                                    3T and 4

SAFECO Tax-Free Money Market  Tax-Free Money        1, 2, 3A-3G, 3I, 3J, 3M, 3O, 3P, 3Q, 3R,
Fund                          Market Fund           3U, 3W, 3X, 3Z and 4

                                 SAFECO MANAGED BOND TRUST

                              NAME AS USED IN THIS
         FUND NAME              PROXY STATEMENT     PROPOSALS APPLICABLE TO FUND*
----------------------------  --------------------  ----------------------------------------

SAFECO Managed Bond Fund      Managed Bond Fund     1, 2, 3A-3H, 3P, 3R, 3T and 4

------------------------

*   For a list of sub-proposal topics, please see EXHIBIT E.

GENERAL VOTING INFORMATION.

All properly executed proxy cards received in time for the Meeting will be voted according to your instructions by the persons you designate as your proxies. If your card is submitted without any voting instructions, your shares will be voted "FOR" each proposal concerning your Trust or Fund. The persons designated as proxies will also be authorized to vote at their discretion on any other matters that may come before the Meeting.

If you sign and return a proxy card, you may still vote your shares in person at the Meeting. If a broker-dealer holds your shares and you wish to vote at the Meeting, you should obtain from your broker of record a Legal Proxy to present at the Meeting. You may also revoke your proxy before the Meeting: (1) by notifying SAFECO Mutual Funds in writing; or (2) by submitting a superseding proxy.

Each shareholder has one vote for each share and a partial vote for each partial share he or she held on February 1, 1999, the record date. EXHIBIT A shows the number of shares of each Fund and Trust that were outstanding on February 1, 1999. This Proxy Statement and the accompanying card(s) will be mailed to shareholders of record on or about February 16, 1999.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Trusts, their investment managers or affiliates, by telephone, facsimile or other method. Shareholder Communication Corporation, Inc. ("SCC") has been engaged to assist in the solicitation of votes. The estimated cost of engaging SCC, which will be shared by the Trusts and SAFECO Asset Management Company ("SAM"), is set forth below:

SAFECO Common Stock Trust                                $  86,000     to      $ 125,000
SAFECO Taxable Bond Trust                                $   3,000     to      $   5,000
SAFECO Tax-Exempt Bond Trust                             $  15,000     to      $  21,000
SAFECO Money Market Trust                                $   6,000     to      $   9,000
SAM                                                      $ 140,000     to      $ 190,000

VOTES REQUIRED TO APPROVE EACH PROPOSAL OR SUB-PROPOSAL

Certain proposals within this Proxy Statement affect an entire Trust. All shareholders of the Trust may vote on these proposals. Other proposals or sub-proposals affect only certain Funds. Only shareholders of the affected Funds will vote on those proposals or sub-proposals. The number of votes needed to approve each proposal or sub-proposal may vary. Voting requirements are described in each proposal.

All shares represented by the enclosed proxy, if returned prior to the Meeting, will be voted in the manner specified by shareholders. If neither a specific instruction is given nor authority withheld, the proxy will be voted for each proposal and applicable sub-proposal in this Proxy Statement.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present but not cast. Thus, they have the same effect as a vote "WITHHOLD" on each proposal. Banks, brokers or dealers will be reimbursed for their reasonable expenses in forwarding proxy solicitation materials to shareholders.

PROPOSAL ONE:  TO ELECT THE BOARD OF TRUSTEES

The Board of Trustees of each Trust will be elected at the Meeting to hold office until their successors are elected and qualified.

The persons named in the accompanying form of proxy intend to vote the proxies for the election of the nominees below, if authority to vote is not withheld.

REQUIRED VOTE: With respect to each Trust, election of each nominee requires a plurality of all the votes cast at the meeting.

                                    NOMINEES

All nominees are currently trustees of each Trust. For the years in which each nominee first became a trustee of each Trust, see EXHIBIT B. Each nominee's principal occupation over the past five years is described below.

BOH A. DICKEY*, 54, is Chairman of each Trust, and President, Chief Operating Officer, and a Director of SAFECO Corporation. Previously, he was Executive Vice President and Chief Financial Officer of SAFECO Corporation. He has been an executive officer of SAFECO Corporation subsidiaries since 1982.

BARBARA J. DINGFIELD, 53, is the Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company. She is a former Director and Executive Vice President of Wright Runstad & Co., Seattle, Washington, a real estate development company. She is also a Director of First SAFECO National Life Insurance Company of New York**, Board Chair of United Way of King County and Board of Managers of Swarthmore College.

DAVID F. HILL*, 50, is President of each Trust, SAFECO Securities, Inc. and SAFECO Services Corporation. He is also Senior Vice President of SAFECO Asset Management Company.

RICHARD W. HUBBARD*, 69, is a retired Vice President and Treasurer of each Trust and other SAFECO Trusts. He is also a retired Senior Vice President and Treasurer of SAFECO Corporation and a former President of SAFECO Asset Management Company. Mr. Hubbard is a Director of First SAFECO National Life Insurance Company of New York** and a member of Diocese of Olympia Investment Committee.

RICHARD E. LUNDGREN, 61, is the Director of Marketing and Customer Relations, Building Materials Distribution, Weyerhaeuser Company, Tacoma, Washington, a forest products company. Mr. Lundgren is a Director of First SAFECO National Life Insurance Company of New York.**

LARRY L. PINNT, 64, is a retired Vice President and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington, a telephone company. Mr. Pinnt is Chairman of the University of Washington Medical Center Board, Seattle, Washington, a Director of Cascade Natural Gas Corporation, Seattle, Washington, a Director of First SAFECO National Life Insurance Company of New York**, and the Treasurer of Cancer Care Alliance, Seattle, Washington.

JOHN W. SCHNEIDER, 57, is President and sole owner of Wallingford Group, Inc., Seattle, Washington, a company consulting on the acquisition/disposition and development of real estate. He is a former President of Emerald Development Group, Inc., Seattle, Washington. Mr. Schneider is also a Director of First SAFECO National Life Insurance Company of New York.**

*Each of these individuals is an "interested person" of each Trust as defined by the Investment Company Act of 1940 ("1940 Act") because of his affiliations with SAFECO Corporation and its subsidiaries.

** First SAFECO National Life Insurance Company of New York is a corporation that issues variable insurance contracts and fixed annuities.

If for any reason any of the nominees shall become unavailable for election, the persons named in the enclosed proxy shall vote for such nominees as are selected by the Trusts' management.

PROPOSAL TWO:  TO RATIFY THE SELECTION OF AUDITORS

Ernst & Young LLP, an international accounting firm, has been selected to be the independent auditors for the fiscal year ending December 31, 1999 for each Trust. Each Board has directed the submission of this selection to the shareholders for ratification.

Representatives of Ernst & Young LLP will be present at the Meeting and will be available should any matter arise requiring their attention.

REQUIRED VOTE: With respect to each Trust, the ratification of the selection of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast thereon at the meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 2.

PROPOSAL THREE: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR DESIGNATED FUNDS. (This Proposal involves separate votes on Sub-Proposals 3A through 3Z and applies to designated Funds.)

OVERVIEW

The Investment Company Act of 1940 (the "1940 Act") requires EACH Fund to adopt fundamental investment restrictions regarding certain investment practices, such as a Fund's ability to borrow or to make loans. Thus, although each Fund's investment objectives, investment policies and asset size may differ, fundamental investment restrictions can be uniform because they are based on the legal and regulatory authority applying to ALL Funds. The Trustees, together with Fund management, are recommending that shareholders vote to: (1) standardize certain fundamental investment restrictions for each Fund; (2) reclassify from fundamental to non-fundamental certain restrictions that are not required to be fundamental; and (3) eliminate certain other fundamental restrictions.

Under the proposed fundamental investment restrictions the Funds will continue to comply with all current regulatory requirements. However, they will be able to more effectively manage assets and compete with mutual funds that have up-to-date investment restrictions. Management believes the proposed restrictions will increase the portfolio managers' flexibility to respond to changes in market, industry or regulatory conditions. Standardized restrictions will also make it easier to monitor the Funds' compliance.

BACKGROUND

Since the SAFECO Mutual Funds were formed in 1967, legal and regulatory requirements applicable to mutual funds have changed. Certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, some of the Funds are subject to fundamental restrictions that are no longer required to be fundamental. Others are subject to fundamental restrictions that are no longer required at all. Finally, over the course of years, substantially similar fundamental restrictions have been phrased in different ways for different Funds, often to reflect regulatory changes.

The 1940 Act (which was adopted and written to protect mutual fund shareholders) mandates that certain investment restrictions limiting the investment activities of a Fund's investment adviser or sub-adviser are "fundamental" which means that they can only be changed by a shareholder vote. The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                                                                                          NON-FUNDAMENTAL
                                             FUNDAMENTAL RESTRICTIONS                      RESTRICTIONS
                                      ---------------------------------------  -------------------------------------
Who must approve changes in the       Board of Trustees and Shareholders       Board of Trustees
restriction?

How quickly can a change in           Fairly slowly, since a vote of           Fairly quickly, because the Board of
restriction be made?                  shareholders is required                 Trustees can take action at any
                                                                               meeting

What is the relative cost to change   Costly to change because a shareholder   Less costly to change because a
a restriction?                        vote requires holding a Special Meeting  change can be approved at a regularly
                                      of shareholders                          scheduled quarterly meeting of the
                                                                               Board of Trustees

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires a Fund to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED CHANGES WILL NOT AFFECT ANY FUND'S INVESTMENT OBJECTIVES. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL RESTRICTIONS WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF TRUSTEES OF EACH APPLICABLE FUND DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH

INVESTMENT IN ANY FUND. NOR DO SUCH BOARDS OF TRUSTEES ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE THE MANNER IN WHICH ANY FUND IS MANAGED, EXCEPT AS
FOLLOWS: IF SUB-PROPOSAL 3I IS APPROVED, THE MONEY MARKET AND TAX-FREE MONEY MARKET FUNDS MIGHT, IN THE FUTURE, INVEST IN A HIGHER PERCENTAGE OF READILY MARKETABLE (I.E., LIQUID) RULE 144A AND SECTION 4(2) SECURITIES. These are privately placed securities which are traded among institutional investors.

By reducing to a minimum those restrictions that can be changed only by a shareholder vote, each Fund will be able to avoid the costs and delays associated with a shareholder meeting if its Board of Trustees decides to make future changes to its investment policies.

DESCRIPTION OF PROPOSED CHANGES

The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions. In addition, EXHIBIT C lists the current fundamental investment restrictions for each Fund and indicates which will be modified, which will be reclassified as non-fundamental, and which will be eliminated. Any non-fundamental restriction may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that for some Funds certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

Currently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets is not considered a violation of the restriction. This policy will continue to apply for any of the proposed changes that are approved.

SUB-PROPOSAL 3A:

TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE CONCENTRATION OF
  A FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

FUNDS TO WHICH THIS CHANGE APPLIES:  ALL FUNDS

Under the 1940 Act, a Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The Securities and Exchange Commission ("SEC") staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. Government securities, bank instruments issued by domestic banks and tax-exempt securities).

Each Fund currently has a fundamental investment restriction prohibiting it from concentrating its investments in a single industry. However, this investment restriction is described somewhat differently for various Funds.

    PROPOSED CONCENTRATION RESTRICTION: The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or governmental issuers of special or general tax-exempt securities [Tax-Free Money Market Fund and California Tax-Free Income Fund only] or certain bank instruments issued by domestic banks [Money Market Funds only].

Such Trust's Board also has approved a related non-fundamental policy for each applicable Fund, which will be adopted if the new fundamental restriction is approved and which provides that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

SUB-PROPOSAL 3B:

TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING MONEY AND
  ISSUING SENIOR SECURITIES

FUNDS TO WHICH THIS CHANGE APPLIES:  ALL FUNDS

The 1940 Act requires a Fund to have fundamental investment restriction limiting its ability to borrow money or issue senior securities. In general, the limitations are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

The current investment restrictions concerning borrowing and senior securities vary considerably from Fund to Fund. Shareholders of each Fund are being asked to approve a new standardized fundamental restriction for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The proposed restriction would permit a Fund to borrow or issue senior securities, only within the limits established under the 1940 Act or under any SEC rule, regulation or staff interpretation thereof.

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of the Fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a Fund from issuing senior securities, in order to limit the use of leverage. In general, a Fund uses leverage when it enters into securities transactions without being required to make payment until a later time.

SEC staff interpretations allow a Fund to engage in a number of types of transactions which might otherwise be considered creating "senior securities" or "leverage," so long as the Fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a Fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). A Fund that engages in such transactions must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a Fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, a Fund is permitted to borrow up to 5% of its total assets for temporary purposes. A Fund also may borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Funds typically borrow money to meet unexpected redemption levels, thus avoiding a forced, unplanned sale of portfolio securities. This technique allows a Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce a Fund's total return.

The Funds which were formed in recent years ("New Funds") have senior security restrictions that provide similar restrictions as the one proposed. Many of the older Funds, however, have fundamental restrictions that substantially prohibit the Funds from issuing senior securities, even if to do so would be consistent with SEC staff positions. The fundamental restrictions of these Funds preclude them from participating in many of the types of activities that an investment manager and a Fund's Board may deem appropriate. Since the proposed investment restriction would provide greater flexibility for some Funds to engage in senior security transactions, if the greater flexibility were exercised, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to mitigate such risks.

The investment restrictions of the New Funds generally permit borrowing to the extent allowed under the 1940 Act, or under any SEC rule, regulation or staff interpretation thereof. The borrowing restrictions of other Funds limit borrowing to less than the 33 1/3% level permitted by law. Furthermore, a number of the Funds permit borrowing only "as a temporary measure for extraordinary purposes," or prohibit the purchase of any new securities while borrowings are outstanding, while others prohibit borrowing for leveraging purposes. The proposed investment restriction would provide greater flexibility.

    PROPOSED BORROWING AND SENIOR SECURITIES RESTRICTION: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

SUB-PROPOSAL 3C:

TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING UNDERWRITING

FUNDS TO WHICH THIS CHANGE APPLIES:  ALL FUNDS

Under the 1940 Act, a Fund's policy or restriction relating to underwriting is required to be fundamental. Each Fund currently is subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for most Funds specifically permits such re-sales.

There are a number of variations in the way that each Fund's current investment restriction prohibiting underwriting activities is described in its offering documents. The proposed restriction would standardize the language of the restriction among the various Funds.

    PROPOSED UNDERWRITING RESTRICTION: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

SUB-PROPOSAL 3D:

TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENTS IN REAL ESTATE

FUNDS TO WHICH THIS CHANGE APPLIES:  ALL FUNDS

Under the 1940 Act, a Fund's policy or restriction concerning investments in real estate must be fundamental. Each Fund currently has a fundamental investment restriction prohibiting the purchase or sale of real estate. The current restriction, however, allows most of the Funds to invest in companies that deal in real estate, or to invest in securities that are secured by real estate.

The proposed fundamental investment restriction will not permit Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objectives and policies.

    PROPOSED REAL ESTATE RESTRICTION: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

SUB-PROPOSAL 3E:

TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENTS IN COMMODITIES

FUNDS TO WHICH THIS CHANGE APPLIES:  ALL FUNDS

Under the 1940 Act, a Fund's policy concerning investments in commodities must be fundamental. Each Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities or commodity contracts. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable a Fund to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund receives) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The proposed restriction would standardize the language of the commodities restriction among the various Funds and provide appropriate flexibility for all Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than many Funds' current restrictions. Using financial futures instruments can involve substantial risks, and would be utilized only if the investment manager determined that such investments are advisable and such practices were affirmatively authorized by the Board and disclosed in the Funds' prospectuses or statements of additional information.

    PROPOSED COMMODITIES RESTRICTION: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

SUB-PROPOSAL 3F:

TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING LENDING BY THE FUNDS

FUNDS TO WHICH THIS CHANGE APPLIES:  ALL FUNDS

Under the 1940 Act, a Fund's policy concerning lending must be fundamental. Each Fund currently is subject to a fundamental investment restriction limiting its ability to make loans. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, most Funds' current fundamental restrictions specifically permit such investments. In addition, a few newer Funds' fundamental restrictions explicitly permit those Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Funds currently are subject. In addition, securities on loan cannot generally be sold until the term of the loan is over.

    PROPOSED LENDING RESTRICTION: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

SUB-PROPOSAL 3G:

TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING DIVERSIFICATION

FUNDS TO WHICH THIS CHANGE APPLIES:  ALL FUNDS

Under the 1940 Act, a Fund's policy relating to the diversification of its investments in securities of any one issuer must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. This limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies used many times previously.

Each Fund currently has a fundamental investment restriction concerning diversification. There are, however, a number of variations in the way that this investment restriction is described in the Funds' offering documents.

    PROPOSED DIVERSIFICATION RESTRICTION: The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

The Money Market Fund and Tax-Free Money Market Fund are governed by Rule 2a-7 of the 1940 Act. This rule imposes stricter diversification requirements on money market funds. It generally requires that each Fund not invest more than 5% of its total assets in the securities of any issuer.

SUB-PROPOSAL 3H:

TO REPLACE THE FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS WITH A
  NON-FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, EQUITY FUND, INCOME FUND, NORTHWEST FUND, AND MANAGED BOND FUND

The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental restriction be replaced with a non-fundamental restriction. The proposed non-fundamental restriction makes minor changes in wording from the existing fundamental restriction and expands the list of margin transactions excepted from the prohibition to include margin deposits in connection with financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Upon the approval of the elimination of the existing fundamental restriction on engaging in margin transactions each of the above-referenced Funds would become subject to the following non-fundamental restriction:

    PROPOSED NON-FUNDAMENTAL MARGIN RESTRICTION: The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

SUB-PROPOSAL 3I:

TO REPLACE THE FUNDAMENTAL RESTRICTION ON INVESTING IN ILLIQUID SECURITIES WITH
  A NON-FUNDAMENTAL RESTRICTION ON INVESTING IN ILLIQUID SECURITIES

FUNDS TO WHICH THIS CHANGE APPLIES: GNMA FUND, INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, MONEY MARKET FUND, AND TAX-FREE MONEY MARKET FUND

There is no legal requirement that these Funds have a fundamental restriction on this subject. Accordingly, the Boards of the Taxable Bond Trust, Tax-Exempt Bond Trust and the Money Market Trust believe that it should be made non-fundamental for the above-referenced Funds. In addition, the current restrictions on investing in illiquid securities are often split into more than one restriction, causing confusion. The SEC takes the position that a Fund, other than a money market fund, should not invest more than 15% of its net assets in illiquid securities. According to the SEC, a money market fund should not invest more than 10% of its net assets in illiquid securities. The proposed non-fundamental restriction would consolidate and clarify the restriction, while complying with the SEC position. Establishing the restriction as non-fundamental would enable a Board to change this restriction in the future without shareholder approval.

Upon the approval of the elimination of the existing fundamental restriction on investing in illiquid securities each of the above-referenced Funds would become subject to the following non-fundamental restriction.

    PROPOSED NON-FUNDAMENTAL ILLIQUID SECURITIES RESTRICTION: The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, [10% for Money Fund and Tax-Free Money Fund] 15% of the Fund's net assets.

If this sub-proposal is approved, the Money Market and Tax-Free Money Market Funds might, in the future, invest in a higher percentage of readily marketable (i.e., liquid) Rule 144A and Section 4(2) securities. These are privately placed securities which are traded among institutional investors. THE BOARD OF TRUSTEES OF EACH APPLICABLE FUND DOES NOT ANTICIPATE THAT THIS PROPOSAL WILL MATERIALLY CHANGE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENT IN ANY FUND.

SUB-PROPOSAL 3J:

TO REPLACE THE FUNDAMENTAL RESTRICTION ON PLEDGING ASSETS WITH A NON-FUNDAMENTAL
  RESTRICTION ON
  PLEDGING ASSETS

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, INCOME FUND, NORTHWEST FUND, INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, GNMA FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, MONEY MARKET FUND, AND TAX-FREE MONEY MARKET FUND

The Funds are not required to have a fundamental restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board for each applicable Fund believes the restriction on pledging assets should be made non-fundamental. The non-fundamental restriction would be similar to the fundamental restriction proposed to be eliminated. The Boards do not expect this change to have a material impact on the Funds' operations. Establishing the restriction as non-fundamental, however, would enable a Board to change this restriction in the future without shareholder approval.

Upon the approval of the elimination of the existing fundamental restriction on pledging assets each of the above-referenced Funds would become subject to the following non-fundamental restriction:

    PROPOSED NON-FUNDAMENTAL RESTRICTION ON PLEDGING ASSETS: The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SUB-PROPOSAL 3K:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, EQUITY FUND, INCOME FUND, AND
  MONEY MARKET FUND

The 1940 Act limits the ability of a Fund to purchase the shares of another investment company. The purpose of this statutory limitation is to ensure that mutual fund shareholders do not pay significant duplicate investment advisory fees. However, there is no legal requirement that a Fund have a fundamental restriction on this subject. Because the 1940 Act governs this activity without mandating such a fundamental restriction, the Funds do not need to have one. Eliminating this fundamental restriction would offer each Fund the ability to use alternative investment structures. In addition, removing this restriction would enhance the flexibility of each Fund and permit them to take advantage of potential efficiencies in the future available through investment in another fund. Accordingly, the Boards of Common Stock Trust and Money Market Trust believe this investment restriction should be eliminated.

Upon the approval of Sub-Proposal 3K, the existing fundamental restriction on purchasing securities issued by other investment companies would be eliminated for each of the above-referenced Funds.

SUB-PROPOSAL 3L:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON PURCHASING COMMON STOCKS, PREFERRED STOCKS, WARRANTS OR OTHER EQUITY SECURITIES

FUNDS TO WHICH THIS CHANGE APPLIES: INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, AND GNMA FUND

There is no legal requirement that a Fund have a fundamental restriction on this subject. Accordingly, the Board of Taxable Bond Trust believes that this fundamental restriction is unnecessary and that it should be deleted. Because each above-referenced Fund invests primarily in interest-bearing instruments, this change is not expected to have any impact on the operations of the Funds.

Upon the approval of Sub-Proposal 3L, the existing fundamental restriction on purchasing common stocks, preferred stocks, warrants or other equity securities would be eliminated for each of the above-referenced Funds.

SUB-PROPOSAL 3M:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS

FUNDS TO WHICH THIS CHANGE APPLIES: INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, GNMA FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, MONEY MARKET FUND, AND TAX-FREE MONEY MARKET FUND

The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments. To maximize each Fund's flexibility in this area, the Boards of each above-referenced Fund believe that each Fund's restriction on oil, gas and mineral investments should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental restriction, no Fund expects to invest at this time in oil, gas and mineral leases and programs.

Some of the above-referenced Funds currently have a separate fundamental restriction regarding this subject and others of those Funds have language regarding these types of investments as part of another fundamental restriction. Upon the approval of Proposal 3M, the existing fundamental restrictions on investments in oil, gas or minerals for each of the above-referenced Funds would be eliminated.

SUB-PROPOSAL 3N:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL

FUND TO WHICH THIS CHANGE APPLIES: EQUITY FUND

The Board of Common Stock Trust proposes to eliminate this fundamental restriction, which prohibits the above-referenced Fund from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify the Fund's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Fund, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company.

SAM believes the Fund as a shareholder of a company should be able to freely communicate its views on important matters of policy to a company's management, its board of directors and its shareholders, when SAM or the Board believe that such action or policy may affect significantly the value of its investment. The activities that the Fund might engage in, either individually or with others, include seeking changes in a company's direction, seeking the sale of a company or a portion of its assets, or participating or opposing a takeover effort. SAM believes that the Fund currently may engage in such activities without necessarily violating this fundamental restriction. Nevertheless, the existence of the investment restriction might give rise to a claim that such activities did in fact constitute investing for control or management.

Upon the approval of Sub-Proposal 3N, the existing fundamental restriction on investing for the purpose of control for the above-referenced Fund would be eliminated.

SUB-PROPOSAL 3O:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF ISSUERS IN WHICH OFFICERS AND BOARD MEMBERS OF THE TRUST AND ITS AFFILIATES OWN SECURITIES

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, INCOME FUND, NORTHWEST FUND, INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, GNMA FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, MONEY MARKET FUND, AND TAX-FREE MONEY MARKET FUND

There is no legal requirement that the Funds have this fundamental restriction. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Boards of the above-referenced Funds and SAM do not believe this restriction provides any safeguards against conflicts of interest that are not already effectively covered under the Funds' Code of Ethics. Accordingly, the Boards believe this restriction should be eliminated.

Upon the approval of Sub-Proposal 3O, the existing fundamental restriction on purchasing securities of issuers in which affiliates of the Trusts own securities for each of the above-referenced Funds would be eliminated.

SUB-PROPOSAL 3P:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON JOINT PARTICIPATION IN A SECURITIES TRADING ACCOUNT

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, INCOME FUND, NORTHWEST FUND, INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, GNMA FUND, MANAGED BOND FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, AND TAX-FREE MONEY MARKET FUND

The above-referenced Funds currently have a fundamental restriction against participation on a joint or joint and several basis in any securities trading account. The 1940 Act generally prohibits or restricts a broad range of joint activity among mutual funds, their advisers and distributors and their affiliates. However, there is no legal requirement for a Fund to have a fundamental restriction on this subject. In certain circumstances, participation in joint trading accounts may be beneficial to the Funds. Accordingly, the Boards wish to ensure that the Funds will not be more limited with respect to such transactions than is required by law. Accordingly, the Boards have determined that this restriction should be eliminated.

Upon the approval of Sub-Proposal 3P, the existing fundamental restriction on joint participation in a securities trading account for each of the above-reference Funds would be eliminated.

SUB-PROPOSAL 3Q:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON INVESTING IN SECURITIES OF COMPANIES THAT HAVE BEEN IN OPERATION FOR LESS THAN THREE YEARS

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, INCOME FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, MONEY MARKET FUND, AND TAX-FREE MONEY MARKET FUND

No Fund is required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. To maximize each Fund's investment flexibility, the applicable Boards believe that each Fund's restriction on investments in such companies should be eliminated. This limitation was imposed by state laws and NSMIA preempts that requirement.

Upon the approval of Sub-Proposal 3Q, the existing fundamental restriction on investing in securities of companies that have been in operation for less than three years for each of the above-referenced Funds would be eliminated.

SUB-PROPOSAL 3R:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON SELLING SECURITIES SHORT

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, EQUITY FUND, INCOME FUND, NORTHWEST FUND, INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, GNMA FUND, MANAGED BOND FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, MONEY MARKET FUND, AND TAX-FREE MONEY MARKET FUND

No Fund is required to have a fundamental restriction with respect to short sales of securities. To maximize the Funds' flexibility in this area, the Boards believe that each Fund's restriction on short sales of securities should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental restriction, each Fund expects to continue not to engage in short sales of securities, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short. Moreover, the Money Fund and Tax-Free Money Fund, as money market funds, are subject to substantive regulation pursuant to Rule 2a-7 under the 1940 Act, that has the effect of precluding those Funds from selling securities short.

Upon the approval of Sub-Proposal 3R, the existing fundamental restriction on selling securities short for the above-referenced Funds would be eliminated.

SUB-PROPOSAL 3S:

TO REPLACE THE FUNDAMENTAL RESTRICTION ON INVESTING IN FOREIGN SECURITIES WITH A NON-FUNDAMENTAL RESTRICTION ON INVESTING IN FOREIGN SECURITIES

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND AND INCOME FUND

Certain Funds currently have restrictions limiting their ability to invest in foreign securities. However, the Funds are not required to have such a fundamental restriction. Accordingly, it is proposed that the above-referenced Funds' existing fundamental restriction be replaced with a non-fundamental restriction.

Upon the approval of the elimination of the existing fundamental restriction on investing in foreign securities each of the above-referenced Funds would become subject to the following non-fundamental restriction.

    PROPOSED NON-FUNDAMENTAL RESTRICTION ON PURCHASING FOREIGN SECURITIES: The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

SUB-PROPOSAL 3T:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON PURCHASING SECURITIES OF AN ISSUER IF MORE THAN 10% OF ANY CLASS OF SECURITIES OF THAT ISSUER WOULD BE HELD BY THE FUND

FUNDS TO WHICH THIS CHANGE APPLIES: GROWTH FUND, INCOME FUND, NORTHWEST FUND, MANAGED BOND FUND, AND MONEY MARKET FUND

The Funds are not required to have a fundamental restriction with respect to purchasing securities of an issuer if more than 10% of any CLASS of securities of that issuer would be held by the Fund. This restriction was imposed by state laws and NSMIA preempts that requirement. Further, each Fund is a "diversified" Fund. As such, its ability to invest in the voting securities of an issuer is separately restricted. (See Sub-Proposal 3G).

Upon the approval of Sub-Proposal 3T, the existing fundamental restriction on purchasing securities of an issuer if more than 10% of any class of securities of that issuer would be held by the Fund would be eliminated.

SUB-PROPOSAL 3U:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON PURCHASING PUTS, CALLS, STRADDLES, SPREADS OR ANY COMBINATION THEREOF

FUNDS TO WHICH THIS CHANGE APPLIES: EQUITY FUND AND TAX-FREE MONEY MARKET FUND

The Funds are not required to have a fundamental restriction on purchasing puts, calls, straddles, spreads or any combination thereof. Eliminating this restriction would maximize the Funds' flexibility in this area. Accordingly, it is proposed that the Funds' existing fundamental restriction be eliminated.

Upon the approval of Sub-Proposal 3U, the existing fundamental restriction on purchasing puts, calls, straddles, spreads or any combination thereof for each of the above-referenced Funds would be eliminated.

SUB-PROPOSAL 3V:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON ACTING AS A DISTRIBUTOR OF SECURITIES OF WHICH THE FUND IS THE ISSUER

FUND TO WHICH THIS CHANGE APPLIES: GROWTH FUND

The Growth Fund is not required to have a fundamental restriction on acting as a distributor of securities of which the Fund is the issuer. Accordingly, it is proposed that the Fund's existing fundamental restriction be eliminated.

Upon the approval of Sub-Proposal 3V, the existing fundamental restriction on acting as a distributor of securities of which the Growth Fund is the issuer would be eliminated.

SUB-PROPOSAL 3W:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION ON PURCHASING FROM OR SELLING PORTFOLIO SECURITIES TO ANY OFFICER, DIRECTOR, THE ADVISER OF THE FUND, THE PRINCIPAL UNDERWRITER OF THE FUND OR ANY AFFILIATES OR SUBSIDIARIES THEREOF

FUNDS TO WHICH THIS CHANGE APPLIES: NORTHWEST FUND, INTERMEDIATE-TERM U.S. TREASURY FUND, HIGH-YIELD FUND, GNMA FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, AND TAX-FREE MONEY MARKET FUND

The Funds are not required to have a fundamental restriction on purchasing from or selling portfolio securities to, any officer, director, the adviser of the Fund, the principal underwriter of the Fund or any affiliates or subsidiaries thereof. Because such activity already is regulated by the 1940 Act, the Funds do not need a fundamental restriction addressing this matter. Accordingly, it is proposed that the Funds' existing fundamental restriction be eliminated.

Upon the approval of Sub-Proposal 3W, the existing fundamental restriction on purchasing from or selling portfolio securities to, any officer, director, the adviser of the Fund, the principal underwriter of the Fund or any affiliates or subsidiaries thereof for each of the above-referenced Funds would be eliminated.

SUB-PROPOSAL 3X:

TO REPLACE THE FUNDAMENTAL RESTRICTION CONCERNING MUNICIPAL PROJECT DIVERSIFICATION WITH A NON-FUNDAMENTAL RESTRICTION CONCERNING MUNICIPAL PROJECT DIVERSIFICATION

FUNDS TO WHICH THIS CHANGE APPLIES: INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, WASHINGTON MUNICIPAL BOND FUND, AND TAX-FREE MONEY MARKET FUND

There is no legal requirement that these Funds have a fundamental restriction on this subject. Accordingly, the applicable Boards believe it should be made non-fundamental. The purpose of this restriction is to ensure that the Funds are appropriately diversified. Therefore, by reclassifying this restriction as non-fundamental, the Funds will continue to be operated in the same manner. However, if new investment products are developed or if economic conditions change, the Board can change this non-fundamental policy without a shareholder vote. This reclassification will continue to provide protection for the Funds, while at the same time providing flexibility.

Upon the approval of the elimination of the existing fundamental restriction on municipal project diversification, each of the above-referenced Funds would become subject to the following non-fundamental restriction:

    PROPOSED NON-FUNDAMENTAL RESTRICTION ON MUNICIPAL PROJECT
    DIVERSIFICATION: The Fund will not permit 25% or more of its total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects. As a matter of operating policy, similar types of projects may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air or water pollution control projects.

SUB-PROPOSAL 3Y:

TO REPLACE THE FUNDAMENTAL RESTRICTION CONCERNING SAME STATE INVESTMENTS WITH A NON-FUNDAMENTAL RESTRICTION CONCERNING SAME STATE INVESTMENTS

FUNDS TO WHICH THIS CHANGE APPLIES: INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, AND MUNICIPAL BOND FUND

There is no legal requirement that these Funds have a fundamental restriction on this subject. Accordingly, the Board of Taxable Bond Trust believes that it should be made non-fundamental. The purpose of this restriction is to ensure that the Funds are appropriately diversified. Therefore, by reclassifying this restriction as non-fundamental, the Funds will continue to be operated in the same manner. However, if new investment products are developed or if economic conditions change, the Board can change this non-fundamental policy without a shareholder vote. This reclassification will continue to provide protection for the Funds, while at the same time providing flexibility.

Upon the approval of the elimination of the existing fundamental restriction on investments in the same state, each of the above-referenced Funds would become subject to the following non-fundamental restriction:

    PROPOSED NON-FUNDAMENTAL RESTRICTION ON SAME STATE INVESTMENTS: The Fund will not permit 25% or more of its total assets to be invested in securities whose issuers are located in the same state.

SUB-PROPOSAL 3Z:

TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INCOME TAX

FUNDS TO WHICH THIS CHANGE APPLIES: INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, WASHINGTON MUNICIPAL BOND FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND, AND TAX-FREE MONEY MARKET FUND

Each of the above-referenced Funds has an objective to earn income exempt from federal and/or state income tax. Therefore, they are required to invest a substantial portion of their assets in instruments that pay interest which is exempt from federal and/or state income tax. However, the current investment restrictions concerning this matter vary considerably from Fund to Fund. Shareholders of these Funds are being asked to approve a new standardized fundamental restriction for income tax designed to reflect current regulatory requirements.

Upon the approval of this sub-proposal, each of the above-referenced Funds would become subject to the following fundamental restriction:

    PROPOSED FUNDAMENTAL RESTRICTION ON INCOME TAX: During normal market conditions, the Fund will not invest less than 80% of its net assets in obligations whose interest is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

REQUIRED VOTE: Approval of each sub-proposal requires a "majority of the outstanding voting securities" of the Fund, which means the vote of: (1) more than 50% of the outstanding voting securities of the Fund; or (2) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less.

Approval of one sub-proposal is not contingent on the approval of any other sub-proposal.

THE TRUSTEES HAVE VOTED TO ADOPT EACH OF THE PROPOSED STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE FUNDS, AS WELL AS TO APPROVE RECLASSIFYING CERTAIN EXISTING FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL AND ELIMINATING CERTAIN OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS. THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR SUB-PROPOSALS 3A THROUGH 3Z AS THEY APPLY TO YOUR FUND(S).

PROPOSAL FOUR: TO APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY CONTRACT FOR EACH FUND
(This proposal applies to all Funds.)

BACKGROUND

The management fees paid by a mutual fund are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the fund and to administer its affairs. Each Fund's current Investment Advisory and Management Contract with SAM (each, a "Current Agreement") provides that the applicable Fund will pay SAM a single fee ("Unitary Fee") for all the investment advisory and administration services SAM provides to the Fund. Each Current Agreement also provides that SAM will bear certain expenses, such as federal and state registration fees ("Registration Fees"), Fund accounting fees, and insurance premiums (collectively, the "Reallocated Expenses"). The Taxable Bond Trust, Tax-Exempt Bond Trust and Money Market Trust's current Investment Advisory and Management Contracts with SAM are dated September 30, 1993; the Managed Bond Trust's current Investment Advisory and Management Contract with SAM is dated February 26, 1994; the Common Stock Trust's current Investment Advisory and Management Contract with SAM is dated September 30, 1993 for the Equity, Growth, Income and Northwest Funds; February 6, 1997 for U.S. Value Fund; and November 10, 1995 the Balanced Fund, International Fund and Small Company Fund. All current Investment Advisory and Management Contracts were last approved by the shareholders on the later of the Fund's inception or September 30, 1993. Recently, management analyzed the service and fee structure of each Fund and determined that they differed from what was most common in the industry. Management believes that each Fund's service and fee structure needs to be revised to ensure that each Fund remains competitive with its industry peer group.

After careful analysis of information presented by management, each Board of Trustees is proposing that each applicable Fund amend and restate its advisory agreement ("Amended and Restated Advisory Agreement"). In conjunction with amending and restating the advisory agreement, each Fund will enter into a new administration and fund accounting agreement ("New Administration Agreement") which does not need to be approved by shareholders. EXHIBIT D contains a form of the Amended and Restated Advisory Agreement which would adjust the schedule of compensation payable by each Fund to SAM for its services as investment adviser to that Fund. The Trustees believe that the rate of compensation under the Amended and Restated Advisory Agreement is reasonable in light of comparative fee information, the

Funds' investment performance, SAM's expenses and profitability in managing the Funds, and the nature, quality, and scope of services provided by SAM to the Funds.

In general, the Amended and Restated Advisory Agreement and the New Administration Agreement would result in each Fund (1) paying SAM a separate (a) investment advisory fee and (b) administration fee and accounting fee; (2) paying its own Registration Fees and insurance premiums; and (3) paying somewhat higher combined investment advisory and administration/accounting services fees than currently are in effect under the Unitary Fee. However, the effect of this higher combined fee would be mitigated for certain Funds by SAM's agreement to "cap" for ten years each Fund's other expenses at 30 basis points for the Money Market and Tax-Free Money Market Funds and 40 basis points for each other Fund, and would be further mitigated for the Tax-Free Money Market Fund by SAM's agreement to waive 0.06% in advisory fees for one year. The cap would not apply to payments under a Fund's Distribution Plan adopted pursuant to Rule 12b-1 or to the investment advisory fee. Finally, as the assets of a Fund increase, the Amended and Restated Advisory Agreement would provide for somewhat higher advisory fees at various asset levels than currently are in effect under the applicable Current Agreement.

REASONS FOR PROPOSED CHANGES IN FEES AND EXPENSE ALLOCATION

Management recently undertook a complete review of the level and structure of the fees for each Fund. The process involved the comparison of each Fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate both fee rates and breakpoint structures. Management's goal was to establish a consistent fee structure for each Fund that would be competitive with funds of similar investment objective and size in the current marketplace.

The Unitary Fee rate payable by some of the Funds has not changed since 1986, and the breakpoints for reducing the Fees paid by each Fund have never been amended. In recent years, management has noticed increased competition for talented investment and service professionals along with growing expenses to recruit and retain such personnel. Management believes that a competitive management fee structure is needed to ensure that the Funds will continue to be able to deliver investment products with competitive expense ratios; provide increased investment opportunities and service options to shareholders; continue to attract talented professionals; and support the high-quality, long-term investment management and shareholder services that help maintain solid investment performance.

DESCRIPTION OF PROPOSED CHANGES

The proposed changes in the fee structure of each Fund reflects the dynamics and complexity of the type of assets being managed (such as equity or fixed-income), sub-divisions within asset type (such as insured or non-insured fixed-income securities) and geography (such as domestic or international). In addition, management is recommending a new schedule of breakpoints for each Fund. Breakpoints provide for a declining advisory fee as a Fund's assets reach certain levels, allowing shareholders to benefit from economies of scale. Management also identified a number of expenses currently paid by SAM that other funds typically pay directly, rather than through their advisers. Therefore, the proposed Amended and Restated Advisory Agreement provides that each Fund will bear those Reallocated Expenses that SAM currently pays on its behalf. Management believes that the proposed changes maintain advisory fee levels that are reasonable and bring the Funds into line with industry practice of having funds pay their own operating expenses.

The parties to the Amended and Restated Advisory Agreement will be the same as the parties to the Current Agreement. Bank of Ireland Asset Management (U.S.) Limited will continue to serve as the sub-adviser for the International Fund under a separate sub-advisory agreement between SAM and Bank of Ireland Asset Management (U.S.) Limited.

The proposed Amended and Restated Advisory Agreement will reflect a change in advisory fee as follows for each Fund (see EXHIBIT A for a listing of each Fund and its net assets as of December 31, 1998):

                                         CURRENT FEE*                                 PROPOSED FEE
                            ---------------------------------------  ----------------------------------------------
FUND                                NET ASSETS          ANNUAL FEE              NET ASSETS              ANNUAL FEE
--------------------------  --------------------------  -----------  ---------------------------------  -----------
Growth, Equity and
  Income..................  $0-$100,000,000               .75 of 1%  $0-$250,000,000                      .70 of 1%
                            $100,000,001-$250,000,000     .65 of 1%  $250,000,001-$750,000,000            .65 of 1%
                            $250,000,001-$500,000,000     .55 of 1%  $750,000,001-$1,250,000,000          .60 of 1%
                            Over $500,000,000             .45 of 1%  Over $1,250,000,000                  .55 of 1%

Northwest.................  $0-$250,000,000               .75 of 1%  $0-$250,000,000                      .70 of 1%
                            $250,000,001-$500,000,000     .65 of 1%  $250,000,001-$750,000,000            .65 of 1%
                            $500,000,001-$750,000,000     .55 of 1%  $750,000,001-$1,250,000,000          .60 of 1%
                            Over $750,000,000             .45 of 1%  Over $1,250,000,000                  .55 of 1%

International**...........  $0-$250,000,000              1.10 of 1%  $0-$250,000,000                     1.00 of 1%
                            $250,000,001-$500,000,000    1.00 of 1%  $250,000,001-$750,000,000            .90 of 1%
                            Over $500,000,000             .90 of 1%  Over $750,000,000                    .80 of 1%

Balanced and U.S. Value...  $0-$250,000,000               .75 of 1%  $0-$250,000,000                      .70 of 1%
                            $250,000,001-$500,000,000     .65 of 1%  $250,000,001-$750,000,000            .65 of 1%
                                                                     $750,000,001-$1,250,000,000          .60 of 1%
                            Over $500,000,000             .55 of 1%  Over $1,250,000,000                  .55 of 1%

Small Company.............  $0-$250,000,000               .85 of 1%  $0-$250,000,000                      .75 of 1%
                            $250,000,001-$500,000,000     .75 of 1%  $250,000,001-$750,000,000            .70 of 1%
                                                                     Over $750,000,001-$1,250,000,000
                                                                                                          .65 of 1%
                            Over $750,000,000             .65 of 1%  Over $1,250,000,000                  .60 of 1%

Intermediate-Term
  U.S. Treasury...........  $0-$250,000,000               .55 of 1%  $0-$250,000,000                      .55 of 1%
                            $250,000,001-$500,000,000     .45 of 1%  $250,000,001-$750,000,000            .50 of 1%
                            $500,000,001-$750,000,000     .35 of 1%  $750,000,001-$1,250,000,000          .45 of 1%
                            Over $750,000,000             .25 of 1%  Over $1,250,000,000                  .40 of 1%

Insured Municipal Bond and
  Washington Municipal
  Bond....................  $0-$250,000,000               .65 of 1%  $0-$250,000,000                      .50 of 1%
                            $250,000,001-$500,000,000     .55 of 1%  $250,000,001-$750,000,000            .45 of 1%
                            $500,000,001-$750,000,000     .45 of 1%
                            Over $750,000,000             .35 of 1%  Over $750,000,000                    .40 of 1%

High-Yield................  $0-$250,000,000               .65 of 1%  $0-$250,000,000                      .65 of 1%
                            $250,000,001-$500,000,000     .55 of 1%  $250,000,001-$750,000,000            .55 of 1%
                            $500,000,001-$750,000,000     .45 of 1%
                            Over $750,000,000             .35 of 1%  Over $750,000,000                    .50 of 1%

GNMA......................  $0-$250,000,000               .65 of 1%  $0-$250,000,000                      .55 of 1%
                            $250,000,001-$500,000,000     .55 of 1%  $250,000,001-$750,000,000            .50 of 1%
                            $500,000,001-$750,000,000     .45 of 1%  $750,000,001-$1,250,000,000          .45 of 1%
                            Over $750,000,000             .35 of 1%  Over $1,250,000,000                  .40 of 1%

Managed Bond..............  $0-$100,000,000               .50 of 1%  $0-$750,000,000                      .50 of 1%
                            $100,000,001-$250,000,000     .40 of 1%  $750,000,001-$1,250,000,000          .45 of 1%
                            Over $250,000,000             .35 of 1%  Over $1,250,000,000                  .40 of 1%

Intermediate-Term
  Municipal Bond..........  $0-$250,000,000               .55 of 1%  $0-$250,000,000                      .50 of 1%
                            $250,000,001-$500,000,000     .45 of 1%  $250,000,001-750,000,000             .45 of 1%
                            $500,000,001-$750,000,000     .35 of 1%
                            Over $750,000,000             .25 of 1%  Over $750,000,000                    .40 of 1%

                                         CURRENT FEE*                                 PROPOSED FEE
                            ---------------------------------------  ----------------------------------------------
FUND                                NET ASSETS          ANNUAL FEE              NET ASSETS              ANNUAL FEE
--------------------------  --------------------------  -----------  ---------------------------------  -----------
Municipal Bond and
  California Tax-Free
  Income..................  $0-$100,000,000               .55 of 1%  $0-$250,000,000                      .50 of 1%
                            $100,000,001-$250,000,000     .45 of 1%  $250,000,001-$750,000,000            .45 of 1%
                            $250,000,001-$500,000,000     .35 of 1%
                            Over $500,000,000             .25 of 1%  Over $750,000,000                    .40 of 1%

Money Market..............  $0-$250,000,000               .50 of 1%  $0-$250,000,000                      .50 of 1%
                            $250,000,001-$500,000,000     .40 of 1%  $250,000,001-$750,000,000            .45 of 1%
                            $500,000,001-$750,000,000     .30 of 1%  $750,000,001-$1,250,000,000          .40 of 1%
                            Over $750,000,000             .25 of 1%  Over $1,250,000,000                  .35 of 1%

Tax-Free Money Market.....  0-$100,000,000                .50 of 1%  0-$250,000,000                       .50 of 1%
                            $100,000,001-$250,000,000     .40 of 1%  $250,000,001-$750,000,000            .45 of 1%
                            $250,000,001-$500,000,000     .30 of 1%  $750,000,001-$1,250,000,000          .40 of 1%
                            Over $500,000,000             .20 of 1%  Over $1,250,000,000                  .35 of 1%

------------------------------

    * Current fee covers both investment advisory and administrative services provided by SAM.

    ** Under the sub-advisory agreement between SAM and the sub-adviser, the sub-adviser is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the sub-adviser a fee in accordance with the schedule below:

NET ASSETS                                                                             ANNUAL FEE
-------------------------------------------------------------------------------------  -----------
$0-$50,000,000.......................................................................   .60 of 1%
$50,000,001-$100,000,000.............................................................   .50 of 1%
Over $100,000,000....................................................................   .40 of 1%

The New Administration Agreement with SAM is a service contract and not an investment advisory agreement. As such, the New Administration Agreement does not need to be approved by shareholders. Under the New Administration Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset value of each Fund, maintain the Fund financial records, prepare the financial statements semiannually, make regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the New Administration Agreement, each Fund will pay SAM an administrative services fee of 0.05% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

As shown in the following three charts below (for No-Load Class, Class A and Class B Shares), the following Funds would have had LOWER fees under the proposed advisory and administration fee arrangement, based on September 30, 1998 asset balances, taking into account the contractual cap on expenses for all Funds, and for the Tax-Free Money Market Fund, the one-year 0.06% contractual waiver of advisory fees: Northwest Fund, Balanced Fund, International Fund, Small Company Fund, U.S. Value Fund, Tax-Free Money Market Fund, Managed Bond Fund and Washington Municipal Bond Fund. The GNMA Fund would have had the SAME LEVEL of fees under the proposed advisory and administration fee arrangement, based on September 30, 1998 asset balances, taking into account the contractual cap on expenses. The following Funds would have experienced INCREASED fees under the proposed advisory and administration fee arrangement, based on September 30, 1998 asset balances, taking into account the contractual cap on expenses: Growth Fund, Equity Fund, Income Fund, Money Market Fund, High-Yield Fund, Insured Municipal Bond Fund, Intermediate-Term Municipal Bond Fund, Municipal Bond Fund and California Tax-Free Income Fund. The Intermediate-Term U.S. Treasury Fund would have experienced increased fees for its No-Load Class and Class B shares and decreased fees for its Class A shares under the proposed advisory and administration fee arrangement, based on September 30, 1998 asset balances, taking into account the contractual cap on expenses.

COMPARISON OF ACTUAL AND PRO FORMA EXPENSE RATIOS FOR NO-LOAD CLASS SHARES BASED ON 1998 AVERAGE NET ASSETS THROUGH SEPTEMBER 30, 1998

                                                                                          1998 ANNUALIZED
                                              1998 PRO FORMA EXPENSE RATIO           EXPENSES RATIO (UNAUDITED)
                                          ------------------------------------  ------------------------------------
                                          ADVISORY AFFILIATE  OUTSIDE           MANAGEMENT AFFILIATE OUTSIDE
                                           FEES     OTHER      OTHER    TOTAL    FEES     OTHER      OTHER    TOTAL   DIFFERENCE
                                          ------  ---------   -------   ------  ------  ---------   -------   ------  ----------
Growth..................................  0.636 %   0.220%     0.039%    0.895% 0.515 %   0.190%     0.030%    0.735%     0.160%
Equity..................................  0.615 %   0.228%     0.047%    0.890% 0.499 %   0.200%     0.040%    0.739%     0.151%
Income..................................  0.678 %   0.201%     0.038%    0.917% 0.628 %   0.150%     0.030%    0.808%     0.109%
Northwest...............................  0.700 %   0.297%     0.103%    1.100% 0.750 %   0.280%     0.080%    1.110%   (0.010)%
Balanced................................  0.700 %   0.136%     0.264%    1.100% 0.750 %   0.240%     0.190%    1.180%   (0.080)%
International...........................  1.000 %   0.051%     0.349%    1.400% 1.100 %   0.290%     0.270%    1.660%   (0.260)%
Small Company...........................  0.750 %   0.225%     0.175%    1.150% 0.850 %   0.280%     0.140%    1.270%   (0.120)%
U.S. Value..............................  0.700 %   0.072%     0.328%    1.100% 0.750 %   0.180%     0.240%    1.170%   (0.070)%
Money Market............................  0.500 %   0.242%     0.058%    0.800% 0.500 %   0.250%     0.040%    0.790%     0.010%
Tax-Free Money Market...................  0.380 %   0.170%     0.076%    0.626% 0.500 %   0.080%     0.050%    0.630%   (0.004)%
High Yield..............................  0.650 %   0.250%     0.143%    1.043% 0.650 %   0.160%     0.120%    0.930%     0.113%
GNMA....................................  0.550 %   0.228%     0.172%    0.950% 0.650 %   0.170%     0.130%    0.950%     0.000%
Intermediate-Term U.S. Treasury.........  0.550 %   0.159%     0.241%    0.950% 0.550 %   0.220%     0.170%    0.940%     0.010%
Managed Bond............................  0.500 %   0.000%     0.400%    0.900% 0.500 %   0.050%     0.590%    1.140%   (0.240)%
Intermediate-Term Municipal Bond........  0.500 %   0.119%     0.281%    0.900% 0.550 %   0.080%     0.200%    0.830%     0.070%
Insured Municipal Bond..................  0.500 %   0.170%     0.216%    0.886% 0.650 %   0.080%     0.150%    0.880%     0.006%
Municipal Bond..........................  0.474 %   0.107%     0.034%    0.615% 0.418 %   0.060%     0.030%    0.508%     0.107%
California Tax-Free Income..............  0.500 %   0.160%     0.051%    0.711% 0.546 %   0.070%     0.050%    0.666%     0.045%
Washington Municipal Bond...............  0.500 %   0.054%     0.346%    0.900% 0.650 %   0.040%     0.330%    1.020%   (0.120)%

"Affiliate Other" includes accounting fees, administration fees and transfer agent fees in the pro forma ratio and only transfer agent fees in the annualized ratio. The combination of "Affiliate Other" and "Outside Other" expenses in the pro forma ratio is capped at 40 basis points (30 basis points for the Money Market and Tax-Free Money Market Funds). The pro forma ratio for advisory fees for the Tax-Free Money Market Fund reflects a one-year 0.06% contractual waiver of advisory fees. Any reimbursement comes first from "Affiliate Other" and then from "Outside Other" expenses.

COMPARISON OF ACTUAL AND PRO FORMA EXPENSE RATIOS FOR CLASS A SHARES BASED ON 1998 AVERAGE NET ASSETS THROUGH SEPTEMBER 30, 1998

                                                                                   1998 ANNUALIZED EXPENSE RATIO
                                              1998 PRO FORMA EXPENSE RATIO                  (UNAUDITED)
                                          ------------------------------------  ------------------------------------
                                          ADVISORY AFFILIATE  OUTSIDE           MANAGEMENT AFFILIATE OUTSIDE
                                           FEES     OTHER      OTHER    TOTAL    FEES     OTHER      OTHER    TOTAL   DIFFERENCE
                                          ------  ---------   -------   ------  ------  ---------   -------   ------  ----------
Growth..................................  0.636 %   0.430%     0.069%    1.135% 0.515 %   0.400%     0.060%    0.975%     0.160%
Equity..................................  0.615 %   0.338%     0.067%    1.020% 0.499 %   0.300%     0.070%    0.869%     0.151%
Income..................................  0.678 %   0.572%     0.078%    1.328% 0.628 %   0.500%     0.160%    1.288%     0.040%
Northwest...............................  0.700 %   0.250%     0.400%    1.350% 0.750 %   0.530%     0.390%    1.670%   (0.320)%
Balanced................................  0.700 %   0.266%     0.384%    1.350% 0.750 %   0.500%     0.310%    1.560%   (0.210)%
International...........................  1.000 %   0.250%     0.400%    1.650% 1.100 %   0.530%     0.430%    2.060%   (0.410)%
Small Company...........................  0.750 %   0.385%     0.265%    1.400% 0.850 %   0.490%     0.230%    1.570%   (0.170)%
U.S. Value..............................  0.700 %   0.250%     0.400%    1.350% 0.750 %   0.540%     0.440%    1.730%   (0.380)%
Money Market............................  0.500 %   0.092%     0.208%    0.800% 0.500 %   0.220%     0.190%    0.910%     0.110%
High-Yield..............................  0.650 %   0.460%     0.153%    1.263% 0.650 %   0.370%     0.130%    1.150%     0.113%
Intermediate-Term U.S. Treasury.........  0.550 %   0.259%     0.391%    1.200% 0.550 %   0.470%     0.320%    1.340%   (0.140)%
Managed Bond............................  0.500 %   0.250%     0.400%    1.150% 0.500 %   0.380%     0.580%    1.460%   (0.310)%
Municipal Bond..........................  0.474 %   0.418%     0.154%    1.045% 0.418 %   0.370%     0.150%    0.938%     0.107%
California Tax-Free Income..............  0.500 %   0.400%     0.071%    0.971% 0.546 %   0.310%     0.070%    0.926%     0.045%
Washington Municipal Bond...............  0.500 %   0.250%     0.400%    1.150% 0.650 %   0.360%     0.420%    1.430%   (0.280)%

"Affiliate Other" includes accounting fees, administration fees and transfer agent fees in the pro forma ratio and only transfer agent fees in the annualized ratio. The combination of "Affiliate Other" and "Outside Other" expenses in the pro forma ratio is capped at 40 basis points (30 basis points for the Money Market Fund). "Affiliate Other" also includes Rule 12b-1 fees of 0.25% which are not subject to the contractual cap. The Money Market Fund does not have a Rule 12b-1 fee. Any reimbursement comes first from "Affiliate Other" and then from "Outside Other" expenses.

COMPARISON OF ACTUAL AND PRO FORMA EXPENSE RATIOS FOR CLASS B SHARES BASED ON 1998 AVERAGE NET ASSETS THROUGH SEPTEMBER 30, 1998

                                                                                   1998 ANNUALIZED EXPENSE RATIO
                                              1998 PRO FORMA EXPENSE RATIO                  (UNAUDITED)
                                          ------------------------------------  ------------------------------------
                                          ADVISORY AFFILIATE  OUTSIDE           MANAGEMENT AFFILIATE OUTSIDE
                                           FEES     OTHER      OTHER    TOTAL    FEES     OTHER      OTHER    TOTAL   DIFFERENCE
                                          ------  ---------   -------   ------  ------  ---------   -------   ------  ----------
Growth..................................  0.636 %   1.261%     0.119%    2.015% 0.515 %   1.230%     0.110%    1.855%     0.160%
Equity..................................  0.615 %   1.283%     0.117%    2.015% 0.499 %   1.240%     0.200%    1.939%     0.076%
Income..................................  0.678 %   1.192%     0.208%    2.078% 0.628 %   1.220%     0.160%    2.008%     0.070%
Northwest...............................  0.700 %   1.157%     0.243%    2.100% 0.750 %   1.290%     0.220%    2.260%   (0.160)%
Balanced................................  0.700 %   1.036%     0.364%    2.100% 0.750 %   1.230%     0.290%    2.270%   (0.170)%
International...........................  1.000 %   1.000%     0.400%    2.400% 1.100 %   1.260%     0.580%    2.940%   (0.540)%
Small Company...........................  0.750 %   1.000%     0.400%    2.150% 0.850 %   1.270%     0.430%    2.550%   (0.400)%
U.S. Value..............................  0.700 %   1.000%     0.400%    2.100% 0.750 %   1.260%     0.440%    2.450%   (0.350)%
Money Market............................  0.500 %   0.252%     0.048%    0.800% 0.500 %   0.250%     0.030%    0.780%     0.020%
High-Yield..............................  0.650 %   1.212%     0.188%    2.050% 0.650 %   1.240%     0.160%    2.050%     0.000%
Intermediate-Term U.S. Treasury.........  0.550 %   1.103%     0.297%    1.950% 0.550 %   1.140%     0.200%    1.890%     0.060%
Managed Bond............................  0.500 %   1.000%     0.400%    1.900% 0.500 %   1.250%     0.590%    2.340%   (0.440)%
Municipal Bond..........................  0.474 %   1.107%     0.055%    1.636% 0.418 %   1.060%     0.050%    1.528%     0.108%
California Tax-Free Income..............  0.500 %   1.140%     0.081%    1.721% 0.546 %   1.050%     0.080%    1.676%     0.045%
Washington Municipal Bond...............  0.500 %   1.000%     0.400%    1.900% 0.650 %   1.090%     0.430%    2.170%   (0.270)%

"Affiliate Other" includes accounting fees, administration fees and transfer agent fees in the pro forma ratio and only transfer agent fees in the annualized ratio. The combination of "Affiliate Other" and "Outside Other" expenses in the pro forma ratio is capped at 40 basis points (30 basis points for the Money Market Fund). "Affiliate Other" also includes Rule 12b-1 fees of 1.00% which are not subject to the contractual cap. The Money Market Fund does not have Rule 12b-1 fees. Any reimbursement comes first from "Affiliate Other" and then from "Outside Other" expenses.

The chart below shows the dollar amounts paid to SAM during the last fiscal year and the dollar amounts that the Fund would have paid to SAM if the proposed fee structure had been in effect. The chart also shows the percentage change in fees that would have resulted if the proposed fee structure had been in effect. In addition, by "*", the chart indicates those Funds for which SAM has waived management fees in 1998. By "+", the chart indicates those Funds for which a waiver of fees due to the contractual fee caps is expected under the fee proposal. If the contractual fee caps were not in effect, the percentage change for each Fund would be a greater number, if positive, or a smaller number, if negative, as the case may be.

                                                                    1998 PROPOSED  PERCENTAGE
FUND                                                  1998 ACTUAL    (UNAUDITED)     CHANGE
----------------------------------------------------  ------------  -------------  -----------
Growth..............................................  $  6,818,293  $   8,766,200          29%
Equity..............................................  $  8,912,575  $  11,388,200          28%
Income..............................................  $  2,747,202  $   3,166,100          15%
Northwest...........................................  $    519,303  $     494,652+         -5%
Balanced............................................  $    143,826  $     133,000+         -8%
International.......................................  $    196,383* $     180,000+         -8%
Small Company.......................................  $    359,673  $     315,000+        -12%
U.S. Value..........................................  $     77,916  $      71,400+         -8%
Money Market........................................  $  1,012,502  $   1,005,000+         -1%
Tax-Free Money Market...............................  $    391,754  $     413,400+          6%
High-Yield..........................................  $    507,058  $     569,800          12%
GNMA................................................  $    259,104  $     243,714+         -6%
Intermediate-Term U.S. Treasury.....................  $    108,772  $     110,000+          1%
Managed Bond........................................  $     29,878  $      27,500+         -8%
Intermediate-Term Municipal Bond....................  $     79,913  $      75,354+         -6%
Insured Municipal Bond..............................  $    134,679  $     106,200         -21%
Municipal Bond......................................  $  2,164,154  $   2,704,300          25%
California Tax-Free Income..........................  $    587,149  $     631,300           8%
Washington Municipal Bond...........................  $     53,099  $      41,113+        -23%

The effect of the new fee structure on a $10,000 balance in each Fund over the periods indicated (assuming 5% growth, based on unaudited annualized expense ratios as of September 30, 1998 for No-Load Class Shares and taking into account the applicable contractual expense cap) is:

EXPENSES

                                                                                1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                              -----------  ---------  ---------  -----------
STOCK FUNDS:

GROWTH
  1998......................................................................   $      75   $     235  $     409   $     912
  Proposed..................................................................   $      91   $     285  $     496   $   1,102

EQUITY
  1998......................................................................   $      76   $     237  $     411   $     918
  Proposed..................................................................   $      91   $     284  $     493   $   1,096

INCOME
  1998......................................................................   $      83   $     259  $     450   $   1,002
  Proposed..................................................................   $      94   $     292  $     508   $   1,128

NORTHWEST
  1998......................................................................   $     113   $     353  $     612   $   1,352
  Proposed..................................................................   $     112   $     350  $     606   $   1,340

BALANCED
  1998......................................................................   $     120   $     375  $     649   $   1,432
  Proposed..................................................................   $     112   $     350  $     606   $   1,340

INTERNATIONAL
  1998......................................................................   $     168   $     520  $     897   $   1,955
  Proposed..................................................................   $     143   $     443  $     766   $   1,680

SMALL COMPANY
  1998......................................................................   $     129   $     403  $     697   $   1,534
  Proposed..................................................................   $     117   $     365  $     663   $   1,398

U.S. VALUE
  1998......................................................................   $     119   $     372  $     644   $   1,420
  Proposed..................................................................   $     112   $     350  $     606   $   1,340

MONEY MARKET FUNDS:

MONEY MARKET
  1998......................................................................   $      81   $     252  $     439   $     978
  Proposed..................................................................   $      82   $     255  $     444   $     990

TAX-FREE MONEY MARKET
  1998......................................................................   $      64   $     202  $     351   $     786
  Proposed..................................................................   $      64   $     227  $     404   $     917

TAXABLE BOND FUNDS:

HIGH-YIELD
  1998......................................................................   $      95   $     296  $     515   $   1,143
  Proposed..................................................................   $     106   $     331  $     574   $   1,271

GNMA
  1998......................................................................   $      97   $     303  $     526   $   1,166
  Proposed..................................................................   $      97   $     303  $     526   $   1,166

                                                                                1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                              -----------  ---------  ---------  -----------
INTERMEDIATE-TERM U.S. TREASURY
  1998......................................................................   $      96   $     300  $     520   $   1,155
  Proposed..................................................................   $      97   $     303  $     526   $   1,166

MANAGED BOND
  1998......................................................................   $     116   $     362  $     628   $   1,386
  Proposed..................................................................   $      92   $     287  $     498   $   1,108

TAX-EXEMPT BOND FUNDS:

INTERMEDIATE-TERM MUNICIPAL BOND
  1998......................................................................   $      85   $     265  $     460   $   1,025
  Proposed..................................................................   $      92   $     287  $     498   $   1,108

INSURED MUNICIPAL BOND
  1998......................................................................   $      90   $     281  $     488   $   1,084
  Proposed..................................................................   $      91   $     284  $     493   $   1,096

MUNICIPAL BOND
  1998......................................................................   $      52   $     164  $     285   $     640
  Proposed..................................................................   $      63   $     199  $     346   $     774

CALIFORNIA TAX-FREE INCOME
  1998......................................................................   $      67   $     211  $     368   $     822
  Proposed..................................................................   $      73   $     227  $     395   $     883

WASHINGTON MUNICIPAL BOND
  1998......................................................................   $     104   $     325  $     563   $   1,248
  Proposed..................................................................   $      92   $     287  $     498   $   1,108

The effect of a new fee structure on a $10,000 balance in each Fund over the periods indicated (assuming 5% growth, based on unaudited annualized expense ratios as of September 30, 1998 for Class A Shares and taking into account the applicable contractual expense cap) is*:

                                                                                1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                              -----------  ---------  ---------  -----------
STOCK FUNDS:

GROWTH
  1998......................................................................   $     545   $     747  $     965   $   1,592
  Proposed..................................................................   $     560   $     794  $   1,047   $   1,768

EQUITY
  1998......................................................................   $     535   $     715  $     910   $   1,473
  Proposed..................................................................   $     549   $     760  $     988   $   1,642

INCOME
  1998......................................................................   $     575   $     840  $   1,125   $   1,934
  Proposed..................................................................   $     579   $     852  $   1,145   $   1,977

NORTHWEST
  1998......................................................................   $     612   $     953  $   1,317   $   2,337
  Proposed..................................................................   $     581   $     858  $   1,156   $   2,001

BALANCED
  1998......................................................................   $     602   $     920  $   1,262   $   2,223
  Proposed..................................................................   $     581   $     858  $   1,156   $   2,001

                                                                                1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                                              -----------  ---------  ---------  -----------
INTERNATIONAL
  1998......................................................................   $     650   $   1,067  $   1,509   $   2,732
  Proposed..................................................................   $     610   $     947  $   1,307   $   2,317

SMALL COMPANY
  1998......................................................................   $     603   $     923  $   1,267   $   2,233
  Proposed..................................................................   $     586   $     873  $   1,181   $   2,054

U.S. VALUE
  1998......................................................................   $     618   $     970  $   1,346   $   2,399
  Proposed..................................................................   $     581   $     858  $   1,156   $   2,001

MONEY MARKET FUNDS:

MONEY MARKET**
  1998......................................................................   $      93   $     290  $     504   $   1,120
  Proposed..................................................................   $      82   $     255  $     444   $     990

TAXABLE BOND FUNDS:

HIGH-YIELD
  1998......................................................................   $     562   $     799  $   1,054   $   1,785
  Proposed..................................................................   $     573   $     833  $   1,112   $   1,907

INTERMEDIATE-TERM U.S. TREASURY
  1998......................................................................   $     580   $     855  $   1,151   $   1,990
  Proposed..................................................................   $     567   $     814  $   1,080   $   1,839

MANAGED BOND
  1998......................................................................   $     592   $     891  $   1,212   $   2,118
  Proposed..................................................................   $     562   $     799  $   1,054   $   1,785

TAX-EXEMPT BOND FUNDS:

MUNICIPAL BOND
  1998......................................................................   $     541   $     735  $     946   $   1,550
  Proposed..................................................................   $     552   $     768  $   1,001   $   1,669

CALIFORNIA TAX-FREE INCOME
  1998......................................................................   $     540   $     732  $     939   $   1,537
  Proposed..................................................................   $     545   $     745  $     963   $   1,587

WASHINGTON MUNICIPAL BOND
  1998......................................................................   $     589   $     882  $   1,196   $   2,080
  Proposed..................................................................   $     562   $     799  $   1,054   $   1,785

*   Includes deduction at the time of purchase of the maximum sales charge.

**  The Money Market Fund has neither a sales charge, nor 12b-1 fees.

The effect of the new fee structure on a $10,000 balance in each Fund over the periods indicated (assuming 5% growth, based on unaudited annualized expense ratios as of September 30, 1998 for Class B Shares and taking into account the applicable contractual expense cap) is:

                                                                              1 YEAR      3 YEARS    5 YEARS    10 YEARS*
                                                                            -----------  ---------  ---------  -----------
STOCK FUNDS:

GROWTH
  1998 (Assumes no redemption)............................................   $     188   $     583  $   1,003   $   1,790
  1998 (Assumes redemption at the end of the period)**....................   $     688   $     883  $   1,203   $   1,790
  Proposed (Assumes no redemption)........................................   $     205   $     632  $   1,085   $   1,963
  Proposed (Assumes redemption at the end of the period)**................   $     705   $     932  $   1,285   $   1,963

EQUITY
  1998 (Assumes no redemption)............................................   $     197   $     609  $   1,046   $   1,881
  1998 (Assumes redemption at the end of the period)**....................   $     697   $     909  $   1,246   $   1,881
  Proposed (Assumes no redemption)........................................   $     205   $     632  $   1,085   $   1,963
  Proposed (Assumes redemption at the end of the period)**................   $     705   $     932  $   1,285   $   1,963

INCOME
  1998 (Assumes no redemption)............................................   $     204   $     630  $   1,082   $   1,955
  1998 (Assumes redemption at the end of the period)**....................   $     704   $     930  $   1,282   $   1,955
  Proposed (Assumes no redemption)........................................   $     211   $     651  $   1,118   $   2,030
  Proposed (Assumes redemption at the end of the period)**................   $     711   $     951  $   1,318   $   2,030

NORTHWEST
  1998 (Assumes no redemption)............................................   $     229   $     706  $   1,210   $   2,222
  1998 (Assumes redemption at the end of the period)**....................   $     729   $   1,006  $   1,410   $   2,222
  Proposed (Assumes no redemption)........................................   $     213         658  $   1,129   $   2,054
  Proposed (Assumes redemption at the end of the period)**................   $     713   $     958  $   1,329   $   2,054

BALANCED
  1998 (Assumes no redemption)............................................   $     230   $     709  $   1,215   $   2,233
  1998 (Assumes redemption at the end of the period)**....................   $     730   $   1,009  $   1,415   $   2,233
  Proposed (Assumes no redemption)........................................   $     213   $     658  $   1,129   $   2,054
  Proposed (Assumes redemption at the end of the period)**................   $     713   $     958  $   1,329   $   2,054

INTERNATIONAL
  1998 (Assumes no redemption)............................................   $     297   $     910  $   1,548   $   2,908
  1998 (Assumes redemption at the end of the period)**....................   $     797   $   1,210  $   1,748   $   2,908
  Proposed (Assumes no redemption)........................................   $     243   $     748  $   1,280   $   2,368
  Proposed (Assumes redemption at the end of the period)**................   $     743   $   1,048  $   1,480   $   2,368

SMALL COMPANY
  1998 (Assumes no redemption)............................................   $     258   $     793  $   1,355   $   2,521
  1998 (Assumes redemption at the end of the period)**....................   $     758   $   1,093  $   1,555   $   2,521
  Proposed (Assumes no redemption)........................................   $     218   $     673  $   1,154   $   2,107
  Proposed (Assumes redemption at the end of the period)**................   $     718   $     973  $   1,354   $   2,107

U.S. VALUE
  1998 (Assumes no redemption)............................................   $     248   $     764  $   1,306   $   2,419
  1998 (Assumes redemption at the end of the period)**....................   $     748   $   1,064  $   1,506   $   2,419
  Proposed (Assumes no redemption)........................................   $     213   $     658  $   1,129   $   2,054
  Proposed (Assumes redemption at the end of the period)**................   $     713   $     958  $   1,329   $   2,054

                                                                              1 YEAR      3 YEARS    5 YEARS    10 YEARS*
                                                                            -----------  ---------  ---------  -----------
MONEY MARKET FUNDS:

MONEY MARKET***
  1998....................................................................   $      80   $     249  $     433   $     966
  Proposed................................................................   $      82   $     255  $     444   $     990

TAXABLE BOND FUNDS:

HIGH-YIELD
  1998 (Assumes no redemption)............................................   $     208   $     643  $   1,103   $   2,000
  1998 (Assumes redemption at the end of the period)**....................   $     708   $     943  $   1,303   $   2,000
  Proposed (Assumes no redemption)........................................   $     208   $     643  $   1,103   $   2,000
  Proposed (Assumes redemption at the end of the period)**................   $     708   $     943  $   1,303   $  12,000

INTERMEDIATE-TERM U.S. TREASURY
  1998 (Assumes no redemption)............................................   $     192   $     594  $   1,021   $   1,828
  1998 (Assumes redemption at the end of the period)**....................   $     692   $     894  $   1,221   $   1,828
  Proposed (Assumes no redemption)........................................   $     198   $     612  $   1,052   $   1,893
  Proposed (Assumes redemption at the end of the period)**................   $     698   $     912  $   1,252   $   1,893

MANAGED BOND
  1998 (Assumes no redemption)............................................   $     237   $     730  $   1,250   $   2,306
  1998 (Assumes redemption at the end of the period)**....................   $     737   $   1,030  $   1,450   $   2,306
  Proposed (Assumes no redemption)........................................   $     193   $     597  $   1,026   $   1,839
  Proposed (Assumes redemption at the end of the period)**................   $     693   $     897  $   1,226   $   1,839

TAX-EXEMPT BOND FUNDS:

MUNICIPAL BOND
  1998 (Assumes no redemption)............................................   $     155   $     483  $     833   $  11,427
  1998 (Assumes redemption at the end of the period)**....................   $     655   $     783  $   1,033   $   1,427
  Proposed (Assumes no redemption)........................................   $     166   $     516  $     890   $   1,548
  Proposed (Assumes redemption at the end of the period)**................   $     666   $     816  $   1,090   $   1,548

CALIFORNIA TAX-FREE INCOME
  1998 (Assumes no redemption)............................................   $     170   $     528  $     910   $   1,593
  1998 (Assumes redemption at the end of the period)**....................   $     670   $     828  $   1,110   $   1,593
  Proposed (Assumes no redemption)........................................   $     175   $     543  $     936   $   1,647
  Proposed (Assumes redemption at the end of the period)**................   $     675   $     843  $   1,136   $   1,647

WASHINGTON MUNICIPAL BOND
  1998 (Assumes no redemption)............................................   $     220   $     679  $   1,164   $   2,128
  1998 (Assumes redemption at the end of the period)**....................   $     720   $     979  $   1,364   $   2,128
  Proposed (Assumes no redemption)........................................   $     193   $     597  $   1,026   $   1,839
  Proposed (Assumes redemption at the end of the period)**................   $     693   $     897  $   1,226   $   1,839

* Ten-year figures assume (except for the Money Market Fund) Class B shares are converted to Class A shares following the investor's sixth anniversary from purchase.

**  Includes deduction at the time of redemption of the applicable CDSC.

*** The Money Market Fund has neither a CDSC charge, nor 12b-1 fees.

If shareholders approve the proposed Amended and Restated Advisory Agreement, it will take effect April 30, 1999. If the Amended and Restated Advisory Agreement is not approved for a particular Fund, the Current Agreement will continue in effect for that Fund.

BOARD CONSIDERATION

At a special meeting on January 14, 1999, the Trustees for each Fund, including the independent Trustees, considered the Amended and Restated Advisory Agreement. In approving the proposed Amended and Restated Advisory Agreement and recommending its approval by shareholders, the Trustees considered the best interests of the shareholders of the Funds and took into account all factors they deemed relevant. The Trustees foremost consideration in reviewing management's proposal was the anticipated impact of the proposed advisory, administration and accounting fees and Reallocated Expenses on shareholders of the Funds. The Trustees requested and reviewed extensive materials relating to expense and performance information. They also analyzed the methodology that management used to identify competitive peer groups and to develop its amended fee structure and breakpoint levels.

Management cited enhanced service options and investment opportunities made available to shareholders as well as proven long-term performance and the growing expenses associated with providing solid investment products. The Trustees also considered today's ever-expanding securities markets, which operate continuously around the globe. The Trustees believe that additional resources will help SAM to maintain competitive computer systems and access information and analyze strategies. The Trustees also considered the high quality of accounting and regulatory compliance services which SAM has been providing over the years. The Trustees also believe that additional resources are needed to administer the Funds because of their size and the growing complexities of portfolio transactions domestically and internationally.

Before approving the proposed contracts, the Trustees analyzed fee rates for each Fund on an existing and proposed basis. They reviewed reports that detailed fees and expense information for each Fund and the funds in its peer group. In addition to management's remarks on long-term performance, the Trustees had been provided with ongoing quarterly information on the performance of the no-load class of the Funds, as representative of the Funds as a whole, and ranking data for each Fund within its investment category.

After considering the advisory fees paid by comparable funds available to investors, the Trustees concluded that the Amended and Restated Advisory Agreement is in the best interests of the shareholders of the Funds and is reasonable in light of the comparative information, the Funds' performance, SAM's expenses and profitability in managing the Funds and the nature, quality and scope of services provided by SAM to the Funds.

REQUIRED VOTE: Approval of the Amended and Restated Advisory Agreement on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of:
(1) more than 50% of the outstanding voting securities of the Fund; or (2) 67% or more of the voting securities of the Fund present at the Meeting, if holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting, whichever is less.

Approval of Proposal 4 by one Fund is not contingent upon approval of Proposal 4 by any other Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 4.

INFORMATION REGARDING SAFECO ASSET MANAGEMENT COMPANY

SAM serves as investment manager for each Fund. SAM is headquartered in Seattle, Washington and managed over $7 billion in assets as of December 31, 1998. SAM has been an investment adviser to mutual funds and other investment portfolios since 1973 and its predecessors have been investment advisers since 1932. For information on other mutual funds advised by SAM with investment objectives similar to those of the Funds, see EXHIBIT F. With respect to the International Fund, SAM has a sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Adviser"). The Sub-Adviser has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Adviser is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-

Adviser is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland.

SAM, SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Fund and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

MANAGEMENT AND CONTROL OF SAM

The names and principal occupations of the directors and executive officers of SAM are:

                                                    POSITION(S) HELD WITH
NAME                                                         SAM
--------------------------------------------------  ----------------------
Ronald L. Spaulding...............................   Chairman
                                                     Director

Stephen C. Bauer..................................   President
                                                     Director

David F. Hill.....................................   Senior Vice President
                                                     Director

Neal A. Fuller....................................   Vice President
                                                     Controller
                                                     Secretary
                                                     Treasurer

David H. Longhurst................................   Assistant Controller

Stephen D. Collier................................   Assistant Secretary

Several directors and officers own shares of SAFECO Corporation, SAM's parent company. The combined ownership of such directors and officers is less than one percent of SAFECO Corporation's common stock.

The address of Messrs. Spaulding and Bauer is Two Union Square, Sixth Avenue and Union Street, Seattle, WA 98101, which is also the address of SAM. The address of Messrs. Hill, Fuller, and Longhurst is 10865 Willows Road NE, Redmond, WA 98052. The address of Mr. Collier is SAFECO Plaza, Seattle, Washington 98185.

CONTRACTS WITH AFFILIATES OF SAM

DISTRIBUTION ARRANGEMENTS. SAFECO Securities is the principal underwriter for each Fund and distributes shares of each Fund under Distribution Agreements with each Trust that require SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Under separate plans of distribution pertaining to the Class A and Class B shares of each Fund adopted by each Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each a "Plan"), the Class A and Class B shares pay SAFECO Securities such fees as are described below. SAFECO Securities is not compensated by the Trusts for underwriting, distribution or other activities in connection with No-Load Class Shares.

The following table shows the Rule 12b-1 fees paid by the following Funds to SAFECO Securities during the prior fiscal year:

                                                                                                      FISCAL YEAR
                                                                                                       OR PERIOD
                                                                                                         ENDED
                                                                                                     DECEMBER 31,
                                                                                                         1998
                                                                                                     -------------
Growth Fund........................................................................................   $   129,904
Equity Fund........................................................................................   $   195,827
Income Fund........................................................................................   $    19,042
Northwest Fund.....................................................................................   $    26,066
Balanced Fund......................................................................................   $    11,810
International Fund.................................................................................   $     6,796
Small Company Fund.................................................................................   $     9,849
U.S. Value Fund....................................................................................   $     4,820
Intermediate-Term U.S. Treasury Fund...............................................................   $     7,666
High-Yield Fund....................................................................................   $    11,149
Managed Bond Fund..................................................................................   $     2,915
Municipal Bond Fund................................................................................   $    10,149
California Tax-Free Income Fund....................................................................   $     9,093
Washington Municipal Bond Fund.....................................................................   $     3,027
Money Market Fund..................................................................................   $        --

TRANSFER AGENT. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Class A and Class B shares of each Fund under an agreement with each Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's No-Load Class, Class A and Class B shareholders, records of transactions involving each Fund's No-Load Class, Class A and Class B shares, and the compilation, distribution, or reinvestment of income dividends or capital gain distributions.

SAFECO Services is paid a fee for these services equal to $28.00 per Growth Fund, Equity Fund, Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Fund, U.S. Value Fund shareholder account; $32.00 per Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, Intermediate-Term Municipal Bond Fund, Insured Municipal Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund, Washington Municipal Bond Fund, and Managed Bond Fund shareholder account; and $34.00 per Money Market Fund shareholder account, but not to exceed .30% of each Fund's average net assets.

The following table shows the fees paid by the following Funds to SAFECO Services during the prior fiscal year:

                                                                               FISCAL YEAR OR
                                                                                PERIOD ENDED
                                                                                DECEMBER 31,
                                                                                    1998
                                                                               ---------------
Growth Fund..................................................................   $   2,802,000
Equity Fund..................................................................   $   3,543,000
Income Fund..................................................................   $     693,000
Northwest Fund...............................................................   $     194,000
Intermediate-Term U.S. Treasury Fund.........................................   $      37,000
High-Yield Fund..............................................................   $     124,000
GNMA Fund....................................................................   $      65,000
Balanced Fund................................................................   $      44,000
International Fund...........................................................   $      52,000
Small Company Fund...........................................................   $     122,000
U.S. Value Fund..............................................................   $      20,000
Managed Bond Fund............................................................   $       4,000
Municipal Bond Fund..........................................................   $     325,000
California Tax-Free Income Fund..............................................   $      81,000
Intermediate-Term Municipal Fund.............................................   $      11,000
Insured Municipal Fund.......................................................   $      16,000
Washington Municipal Bond Fund...............................................   $       3,000
Money Market Fund............................................................   $     482,000
Tax-Free Money Market Fund...................................................   $      62,000

                    EXECUTIVE OFFICERS, TRUSTEE REMUNERATION
                    AND OWNERSHIP OF EACH TRUST'S SECURITIES

EXECUTIVE OFFICERS

Executive officers of each Trust are elected by the Board of Trustees each August to serve a term of one year. The officers receive no compensation from the Trust for their services as such. The following persons are executive officers of each of the Trusts:

                                                    POSITION(S) HELD WITH
NAME, ADDRESS AND AGE                                     EACH TRUST
--------------------------------------------------  ----------------------
David F. Hill.....................................    President
10865 Willows Road NE                                 Trustee
Redmond, WA 98052
(50)

Neal A. Fuller....................................    Vice President
10865 Willows Road NE                                 Controller
Redmond, WA 98052                                     Assistant Secretary
(36)

Ronald L. Spaulding...............................    Vice President
Two Union Square                                      Treasurer
Sixth Avenue and Union Street
Seattle, WA 98101
(55)

David H. Longhurst................................    Assistant Controller
10865 Willows Road NE
Redmond, WA 98052
(41)

Stephen D. Collier................................    Assistant Secretary
SAFECO Plaza
4333 Brooklyn Ave. N.E.
Seattle, WA 98105
(46)

TRUSTEE REMUNERATION

Trustees who are not affiliated persons of the Adviser as defined by the 1940 Act receive an annual retainer (on a fund complex wide basis (for 19 funds/portfolios)) of $20,000 and fees of $2,500 for each Board Meeting attended and $500 for each Audit Committee meeting attended. For the fiscal year ended December 31, 1998, First SAFECO National Life Insurance Company of New York paid aggregate directors' fees of $4,850.

                    COMPENSATION TABLE FOR CURRENT TRUSTEES
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                                 PENSION OR
                                                                 RETIREMENT
                                                                  BENEFITS                        TOTAL COMPENSATION
                                                  AGGREGATE    ACCRUED AS PART  ESTIMATED ANNUAL    FROM TRUST AND
                                                COMPENSATION         OF          BENEFITS UPON       FUND COMPLEX
TRUSTEE                 TRUST                    FROM TRUST     FUND EXPENSES      RETIREMENT      PAID TO TRUSTEES
----------------------  ----------------------  -------------  ---------------  ----------------  ------------------
BOH A. DICKEY           Common Stock                 N/A             N/A              N/A
                        Taxable Bond                 N/A             N/A              N/A
                        Tax-Exempt Bond              N/A             N/A              N/A
                        Managed Bond                 N/A             N/A              N/A
                        Money Market                 N/A             N/A              N/A
                        Total Compensation                                                               N/A

BARBARA J.              Common Stock             $ 11,026            N/A              N/A
DINGFIELD               Taxable Bond             $  3,250            N/A              N/A
                        Tax-Exempt Bond          $  5,832            N/A              N/A
                        Managed Bond             $  1,033            N/A              N/A
                        Money Market             $  2,339            N/A              N/A
                        Total Compensation                                                             $30,375

DAVID F. HILL           Common Stock                 N/A             N/A              N/A
                        Taxable Bond                 N/A             N/A              N/A
                        Tax-Exempt Bond              N/A             N/A              N/A
                        Managed Bond                 N/A             N/A              N/A
                        Money Market                 N/A             N/A              N/A
                        Total Compensation                                                               N/A

RICHARD W.              Common Stock             $ 10,345            N/A              N/A
HUBBARD                 Taxable Bond             $  3,050            N/A              N/A
                        Tax-Exempt Bond          $  5,472            N/A              N/A
                        Managed Bond             $   969             N/A              N/A
                        Money Market             $  2,195            N/A              N/A
                        Total Compensation                                                             $28,500

RICHARD E.              Common Stock             $ 11,026            N/A              N/A
LUNDGREN                Taxable Bond             $  3,250            N/A              N/A
                        Tax-Exempt Bond          $  5,832            N/A              N/A
                        Managed Bond             $  1,003            N/A              N/A
                        Money Market             $  2,339            N/A              N/A
                        Total Compensation                                                             $30,375

LARRY L. PINNT          Common Stock             $ 11,026            N/A              N/A
                        Taxable Bond             $  3,250            N/A              N/A
                        Tax-Exempt Bond          $  5,832            N/A              N/A
                        Managed Bond             $  1,033            N/A              N/A
                        Money Market             $  2,339            N/A              N/A
                        Total Compensation                                                             $30,375

JOHN W.                 Common Stock             $ 11,026            N/A              N/A
SCHNEIDER               Taxable Bond             $  3,250            N/A              N/A
                        Tax-Exempt Bond          $  5,832            N/A              N/A
                        Managed Bond             $  1,033            N/A              N/A
                        Money Market             $  2,339            N/A              N/A
                        Total Compensation                                                             $30,375

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the Trusts receive no compensation for their service as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of a Trust are compensated by that Trust.

OWNERSHIP OF THE TRUST'S SECURITIES

At February 1, 1999, the Trustees and officers of each Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

At February 1, 1999, SAM controlled the International Fund, Balanced Fund, U.S. Value Fund and Managed Bond Fund. At February 1, 1999, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate-Term U.S. Treasury Fund and Washington Municipal Bond Fund.

At February 1, 1999, SAM owned 27.90% of the Balanced Fund's outstanding shares; 35.27% of the International Fund's outstanding shares; 54.34% of the U.S. Value Fund's outstanding shares; and 51.13% of the Managed Bond Fund's outstanding shares. At February 1, 1999, SAFECO Insurance Company of America ("SAFECO Insurance") owned 22.87% of the Intermediate-Term U.S. Treasury Fund's outstanding shares and SAFECO Trust Omnibus Account, whose address of record is P.O. Box 34730, Seattle, WA 98124, owned 6.87% of the Intermediate Term U.S. Treasury Fund's outstanding shares. Both SAFECO Insurance and SAFECO Trust Omnibus Account are under the common control of SAFECO Corporation for a total control of 29.74% of the Intermediate-Term U.S. Treasury Fund's outstanding shares. At February 1, 1999, SAFECO Insurance owned 68.58% of the Washington Municipal Bond Fund's outstanding shares.

At February 1, 1999, Charles Schwab & Co., Inc., whose address of record is 101 Montgomery St., San Francisco, CA 94104, held of record 31.34% of the Growth Fund's outstanding shares; 28.24% of the Equity Fund's outstanding shares; and 28.79% of the California Tax-Free Income Fund's outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares. No Fund is aware of any Schwab customer that beneficially owned 5% or more of its outstanding shares.

SAM, SAFECO Insurance and SAFECO Trust Company are Washington corporations and wholly owned subsidiaries of SAFECO Corporation. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. SAM has its principal place of business at 25th Floor, Two Union Square, Seattle, WA 98101. Each of SAFECO Insurance and SAFECO Corporation has its principal place of business at SAFECO Plaza, Seattle, WA 98185.

Principal shareholders of a Fund may control the outcome of a shareholder vote. However, on each proposal or sub-proposal, SAM, SAFECO Insurance Company of America or other companies under common control with these entities will vote shares of each Fund that it owns pro rata in accordance with the vote cast by shareholders of the applicable Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of February 1, 1999 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.

GROWTH FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

National Financial Services Corp.
for the Exclusive Benefit of Our Customers
Attn.: Mutual Funds Dept. 5th Fl.                    7,220,438        11.55%
200 Liberty St., 1 World Financial Center
New York, NY 10281-10003

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                        19,598,646        31.34%
101 Montgomery Street
San Francisco CA 94104-4122

EQUITY FUND


                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                        26,057,025        28.24%
101 Montgomery Street
San Francisco CA 94104-4122

INCOME FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                         2,095,637        12.49%
101 Montgomery Street
San Francisco CA 94104-4122

NORTHWEST FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                           215,334         5.64%
101 Montgomery Street
San Francisco CA 94104-4122

SAFECO Insurance Company of America
SAFECO Plaza                                           450,000        11.78%
Seattle, WA 98185

BALANCED FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Safeco Asset Management Company
Two Union Square
Sixth Avenue and Union Street                          509,268        27.90%
Seattle, WA 98101

Safeco Services Corporation
Retirement Account
Safeco T-13                                            129,176         7.08%
Seattle, WA 98185-0001

INTERNATIONAL FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Safeco Asset Management Company
Two Union Square
Sixth Avenue and Union Street                          678,169        35.27%
Seattle, WA 98101

Norwest Bank Minnesota, N.A., Trustee
SAFECO 401k Savings Plan
510 Marquette, 5th and Marquette                       387,723        20.16%
Minneapolis, MN 55479-0001

SMALL COMPANY FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

National Financial Services Corp.
for the Exclusive Benefit of Our Customers
200 Liberty Street, 1 World Financial                  203,946         6.06%
Attn.: Mutual Funds Dept. 5th Fl.
New York, NY 10281-1003

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                           542,991        16.12%
101 Montgomery Street
San Francisco CA 94104-4122

Norwest Bank Minnesota, N.A., Trustee
SAFECO 401k Savings Plan
510 Marquette, 5th and Marquette                       650,283        19.31%
Minneapolis, MN 55479-0001

U.S. VALUE FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Safeco Asset Management Company
Two Union Square
Sixth Avenue and Union Street                          500,000        54.34%
Seattle, WA 98101

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                            77,240         8.40%
101 Montgomery Street
San Francisco CA 94104-4122

INTERMEDIATE-TERM U.S. TREASURY FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

SAFECO Insurance Company of America
SAFECO Plaza                                           500,000        22.87%
Seattle, WA 98185

Safeco Trust Omnibus Account
P.O. Box 34730                                         150,121         6.87%
Seattle, WA 98124-1730

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                           222,202        10.17%
101 Montgomery Street
San Francisco CA 94104-4122

HIGH-YIELD FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                         1,747,280        17.89%
101 Montgomery Street
San Francisco CA 94104-4122

MANAGED BOND FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Safeco Asset Management Company
Two Union Square
Sixth Avenue and Union Street                          452,103        51.13%
Seattle, WA 98101

Christa Ministries
William Brown V.P. Finance
P.O. Box 330303                                        105,812        11.97%
Seattle, WA 98133-9703

CALIFORNIA TAX-FREE INCOME FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn: Mutual Fund Department                         2,657,709        28.79%
101 Montgomery Street
San Francisco CA 94104-4122

WASHINGTON MUNICIPAL BOND FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

SAFECO Insurance Company of America
SAFECO Plaza                                           502,372        68.58%
Seattle, WA 98185

William A. Helsell
10653 Culpepper Ct. N.W.                                51,064         6.97%
Seattle, WA 98177-5319

INTERMEDIATE-TERM MUNICIPAL BOND FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

SAFECO Insurance Company of America
SAFECO Plaza                                           397,434        28.90%
Seattle, WA 98185

William A. Helsell
10653 Culpepper Ct. N.W.                                91,321         6.64%
Seattle, WA 98177-5319

Charles Schwab & Co., Inc.
Exclusive Benefit of its Customers
Attn: Mutual Fund Department                            73,347         5.33%
101 Montgomery Street
San Francisco, CA 94104-4122

INSURED MUNICIPAL BOND FUND

                                                    NUMBER OF     PERCENT OF
NAME OF BENEFICIAL OWNER                             SHARES          FUND
------------------------------------------------  -------------  -------------

SAFECO Insurance Company of America
SAFECO Plaza                                           605,644        27.49%
Seattle, WA 98185

Charles Schwab & Co., Inc.
Exclusive Benefit of its Customers
Attn: Mutual Fund Department                           224,561        10.19%
101 Montgomery Street
San Francisco, CA 94104-4122

                   MEETINGS OF THE BOARD AND AUDIT COMMITTEE

The Board of Trustees of each Trust has a standing Audit Committee whose members are Larry L. Pinnt, Richard E. Lundgren, Barbara J. Dingfield and John W. Schneider. The Audit Committee recommends the selection of auditors and reviews the plan for and results of the audit of the Trust. The Board of Trustees of each Trust met four times during the Trust's fiscal year ended December 31, 1998 and the Audit Committee met four times during such period. The Board has no standing nominating committee. No Board member missed any regular or committee meetings during 1998.

                             BROKERAGE COMMISSIONS

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker/dealers through whom securities transactions for the Funds are executed. SAM may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.

Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker/dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the following Funds for the fiscal year ended December 31, 1998:

                                                                      FISCAL YEAR OR PERIOD
                                                                              ENDED
                                                                        DECEMBER 31, 1998
                                                                    --------------------------
GROWTH FUND                                                                $  2,693,078
EQUITY FUND                                                                $  1,204,661
INCOME FUND                                                                $    344,745
NORTHWEST FUND                                                             $     48,671
BALANCED FUND                                                              $     16,890
INTERNATIONAL FUND                                                         $     16,320
SMALL COMPANY FUND                                                         $     92,111
U.S. VALUE FUND                                                            $     14,106

                        FUTURE MEETINGS OF SHAREHOLDERS

The Trusts are not required to hold Annual Meetings of Shareholders and do not plan to do so. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. The Trustees may call a Special Meeting of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written request to the Secretary of the Trusts.

                                 ANNUAL REPORT

The annual report to shareholders for fiscal year 1998 will be mailed to shareholders on or about February 28, 1999. The Trusts will also furnish, without charge, a copy of the most recent annual report and a copy of the recent semi-annual report following such annual report of any Fund. Requests for such reports may be made by writing to the Trust at SAFECO Mutual Funds, P.O. Box 34890, Seattle, Washington 98124-1890 or by calling (800) 426-6730.

                                 OTHER MATTERS

The Boards are not aware that any other matters are to be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. PLEASE VOTE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

               NUMBER OF SHARES OF EACH FUND AND TRUST THAT WERE
                        OUTSTANDING ON FEBRUARY 1, 1999

                                                                                      AS OF FEBRUARY 1, 1999
                                                                                  -------------------------------
                                                                                   OUTSTANDING
TRUST/FUND                                                                           SHARES         NET ASSETS
--------------------------------------------------------------------------------  -------------  ----------------
SAFECO Common Stock Trust
SAFECO Growth Fund..............................................................     62,540,591  $  1,447,104,058
SAFECO Equity Fund..............................................................     92,281,724  $  2,165,210,675
SAFECO Income Fund..............................................................     16,777,411  $    400,464,094
SAFECO Northwest Fund...........................................................      3,819,499  $     70,741,034
SAFECO Balanced Fund............................................................      1,825,230  $     22,207,131
SAFECO International Stock Fund.................................................      1,922,975  $     25,552,738
SAFECO Small Company Stock Fund.................................................      3,367,829  $     40,972,843
SAFECO U.S. Value Fund..........................................................        920,059  $     10,924,404
                                                                                  -------------  ----------------
  Total.........................................................................    183,455,318  $  4,183,176,977
                                                                                  -------------  ----------------
                                                                                  -------------  ----------------
SAFECO Taxable Bond Trust
SAFECO Intermediate-Term U.S. Treasury Fund.....................................      2,185,814  $     23,368,107
SAFECO GNMA Fund................................................................      4,450,797  $     42,732,551
SAFECO High-Yield Bond Fund.....................................................      9,766,499  $     85,851,241
                                                                                  -------------  ----------------
  Total.........................................................................     16,403,110  $    151,951,899
                                                                                  -------------  ----------------
                                                                                  -------------  ----------------
SAFECO Managed Bond Trust
SAFECO Managed Bond Fund........................................................        884,264  $      7,697,844
                                                                                  -------------  ----------------
  Total.........................................................................        884,264  $      7,697,844
                                                                                  -------------  ----------------
                                                                                  -------------  ----------------
SAFECO Tax-Exempt Bond Trust
SAFECO Intermediate-Term Municipal Bond Fund....................................      1,375,151  $     15,277,177
SAFECO Insured Municipal Bond Fund..............................................      2,203,149  $     25,179,340
SAFECO Municipal Bond Fund......................................................     38,210,454  $    555,995,938
SAFECO California Tax-Free Income Fund..........................................      9,232,699  $    118,547,667
SAFECO Washington State Municipal Bond Fund.....................................        732,572  $      7,927,076
                                                                                  -------------  ----------------
  Total.........................................................................     51,754,025  $    722,927,198
                                                                                  -------------  ----------------
                                                                                  -------------  ----------------
SAFECO Money Market Trust
SAFECO Money Market Fund........................................................    221,038,953  $    221,038,953
SAFECO Tax-Free Money Market Fund...............................................     80,536,215  $     80,536,215
                                                                                  -------------  ----------------
  Total.........................................................................    301,575,168       301,575,168
                                                                                  -------------  ----------------
                                                                                  -------------  ----------------

                                                                       EXHIBIT B

           THE YEARS IN WHICH EACH NOMINEE FIRST BECAME A TRUSTEE OF
                                   EACH TRUST

Boh Dickey...............................................  May 4, 1989
Barbara Dingfield........................................  May 3, 1990
David Hill...............................................  August 8, 1996
Richard Hubbard..........................................  November 1, 1984
Richard Lundgren.........................................  February 3, 1983
Larry Pinnt..............................................  August 1, 1985
John Schneider...........................................  February 3, 1983

                                                                       EXHIBIT C

                                  GROWTH FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not concentrate its investments in          The Fund will not make investments that will result in
particular industries or companies, but shall maintain    the concentration (as that term may be defined in the
substantial diversification of its investments among      1940 Act, any rule or order thereunder, or SEC staff
industries and, to the extent deemed practicable by       interpretation thereof) of its investments in the
management, among companies within particular             securities of issuers primarily engaged in the same
industries.                                               industry, provided that this restriction does not limit
                                                          the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from banks or      The Fund may not borrow money or issue senior
affiliates of SAFECO Corporation at an interest rate not  securities, except as the 1940 Act, any rule or order
greater than that available to the Growth Fund from       thereunder, or SEC staff interpretation thereof, may
commercial banks as a temporary measure for               permit.
extraordinary or emergency purposes and in amounts not
in excess of 20% of its total assets (including
borrowings) less liabilities (other than borrowings)
immediately after such borrowing. The Growth Fund will
not purchase securities if borrowings equal to or
greater than 5% of the Fund's total assets are
outstanding.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior securities, except that this restriction shall not be construed to prohibit the Growth Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act, or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least 300% for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below 300% the Growth
Fund shall, within 3 days thereafter (not including
Sundays and holidays), or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. For purposes of this restriction, the terms "senior security" and "asset coverage" shall be understood to have the meaning

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
assigned to those terms in Section 18 of the 1940 Act.

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not act as underwriter of securities        The Fund may not underwrite the securities of other
issued by any other person, firm or corporation;          issuers, except that the Fund may engage in transactions
however, the Growth Fund may be deemed to be a statutory  involving the acquisition, disposition or resale of its
underwriter as that term is defined in the 1940 Act and   portfolio securities, under circumstances where it may
the Securities Act of 1933, as amended ("1933 Act"), in   be considered to be an underwriter under the Securities
connection with the disposition of any unmarketable or    Act of 1933.
restricted securities which it may acquire and hold in
its portfolio.

REAL ESTATE & COMMODITIES                                 Adopt the modified fundamental policies below.

The Fund will not buy or sell real estate (except real    The Fund may not purchase or sell real estate unless
estate investment trusts), commodities, commodity         acquired as a result of ownership of securities or other
contracts or futures contracts in the ordinary course of  instruments and provided that this restriction does not
business, but this policy shall not be construed as       prevent the Fund from investing in issuers which invest,
preventing the Growth Fund from acquiring real estate,    deal, or otherwise engage in transactions in real estate
commodities, commodity contracts or futures contracts     or interests therein, or investing in securities that
through liquidating distributions as a result of the      are secured by real estate or interests therein, or
ownership of securities.                                  exercising rights under agreements relating to such
                                                          securities, including the right to enforce security
                                                          interests and to hold real estate acquired by reason of
                                                          such enforcement until that real estate can be
                                                          liquidated in an orderly manner.

                                                          The Fund may not purchase or sell physical commodities,
                                                          unless acquired as a result of ownership of securities
                                                          or other instruments and provided that this restriction
                                                          does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans to any person, firm or       The Fund may not make loans, provided that this
corporation, but the purchase by the Growth Fund of a     restriction does not prevent the Fund from purchasing
portion of an issue of publicly distributed bonds,        debt obligations, entering into repurchase agreements,
debentures or other securities issued by persons other    loaning its assets to broker/ dealers or institutional
than the Growth Fund, whether or not the purchase was     investors and investing in loans, including assignments
made upon the original issue of securities, shall not be  and participation interests.
considered a loan within the prohibition of this
section.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than 5% of the     would be invested in securities of that issuer or the
value of the Growth Fund's total assets would be          Fund would own or hold more than

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
invested in the securities of such issuer, except that    10% of the outstanding voting securities of that issuer,
up to 25% of the value of such assets (which 25% shall    except that up to 25% of the Fund's total assets may be
not include securities issued by another investment       invested without regard to these limitations, and except
company) may be invested without regard to this 5%        that these limitations do not apply to securities issued
limitation.                                               or guaranteed by the U.S. government, its agencies or
The Fund will not with respect to 100% of the value of    instrumentalities or to securities issued by other
its total assets, purchase more than 10% of the           open-end investment companies.
outstanding voting securities of any one issuer (other
than U.S. Government securities).

MARGIN                                                    Replace with the modified non-fundamental policy below.

The Fund will not purchase securities on margin, except   The Fund will not purchase securities on margin,
for short-term credits as are necessary for the           provided that the Fund may obtain short-term credits as
clearance of transactions.                                may be necessary for the clearance of purchases and
                                                          sales of securities, and further provided that the Fund
                                                          may make margin deposits in connection with its use of
                                                          financial options and futures, forward and spot currency
                                                          contracts, swap transactions and other financial
                                                          contracts or derivative instruments.

FOREIGN SECURITIES                                        Replace with the modified non-fundamental policy below.

The Fund will not purchase foreign securities unless (a)  The Fund will not purchase foreign securities unless (a)
such securities are listed on a national securities       such securities are listed on a national securities
exchange, and (b) such purchase, at the time thereof,     exchange, and (b) such purchase, at the time thereof,
would not cause more than 10% of the total assets of the  would not cause more than 10% of the total assets of the
Growth Fund (taken at market value) to be invested in     Fund (taken at market value) to be invested in foreign
foreign securities.                                       securities.

CLASSES OF AN ISSUER                                      Eliminate.

The Fund will not purchase securities of any issuer, if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Growth Fund.

NEWLY ESTABLISHED ISSUERS                                 Eliminate.

The Fund will not purchase securities of companies which have a record of less than 3 years of continuous operation, including in such 3 years the operation of any predecessor company or companies, partnerships, or individual proprietorship, if the company whose securities are to be purchased by the Growth Fund has come into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor company or companies, partnership or individual proprietorship, if such purchase at the time thereof would cause more than 5% of the Fund's assets to be invested in the securities of such companies.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
SHORT SALES                                               Eliminate.
The Fund will not make short sales (sales of securities
not presently owned), except where the Growth Fund has
at the time of sale, by virtue of its ownership in other
securities, the right to obtain securities equivalent in
kind and amount to the securities sold.
PLEDGE, MORTGAGE OR HYPOTHECATE ASSETS                    Replace with the modified non-fundamental policy below.
The Fund will not pledge, mortgage or hypothecate assets  The Fund will not mortgage, pledge, or hypothecate any
taken at market to an extent greater than 15% of its      of its assets, provided that this shall not apply to the
gross assets taken at cost.                               transfer of securities in connection with any
                                                          permissible borrowing or to collateral arrangements in
                                                          connection with permissible activities.
OFFICER/TRUSTEE OWNERSHIP OF PORTFOLIO SECURITIES         Eliminate.
The Fund will not purchase for nor retain in its
portfolio securities issued by any issuer any of whose
officers, directors or security holders is an officer or
director of the Growth Fund, if or so long as the
officers or trustees of the Growth Fund, together, own
beneficially more than five percent (5%) of any class of
the securities of such issuer.
INVESTMENT IN INVESTMENT COMPANIES                        Eliminate.
The Fund will not purchase securities issued by any
other investment company or investment trust, except by
purchase in the open market where no commission or
profit to a broker or dealer results from such purchase,
other than the customary broker's commissions, or except
when such purchase, although not made in the open
market, is part of a merger, consolidation or
acquisition. Such purchases in the open market will be
limited to not more than 5% of the value of the Growth
Fund's total assets. Nothing in this section or in
sections 1 or 2 above shall prevent any purchase for the
purpose of effecting a merger, consolidation or
acquisition of assets expressly approved by the
shareholders after full disclosure of any commission or
profit to the principal underwriter.
JOINT AND SEVERAL TRADING ACCOUNTS                        Eliminate.
The Fund will not participate, on a joint or joint and
several basis, in any trading account in securities.
ACTING AS DISTRIBUTOR                                     Eliminate.
The Fund will not act as a distributor of securities of
which the Growth Fund is the issuer, except through an
underwriter (who may be designated as "distributor"),
who may act as principal or be an agent of the Growth
Fund and may not be obligated to the Growth Fund to sell
or take any specific amount of securities.

                                                                       EXHIBIT C

                                  EQUITY FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase securities (other than         The Fund will not make investments that will result in
obligations issued or guaranteed by the U.S. Government,  the concentration (as that term may be defined in the
its agencies or instrumentalities) if as a result more    1940 Act, any rule or order thereunder, or SEC staff
than 25% of the Equity Fund's total assets would be       interpretation thereof) of its investments in the
invested in one industry (governmental issues of          securities of issuers primarily engaged in the same
securities are not considered part of any one industry).  industry, provided that this restriction does not limit the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from a bank or     The Fund may not borrow money or issue senior
affiliates of SAFECO Corporation at an interest rate not  securities, except as the 1940 Act, any rule or order
greater than that available to the Equity Fund from       thereunder, or SEC staff interpretation thereof, may
commercial banks for temporary or emergency purposes and  permit.
not for investment purposes. The Equity Fund will not
purchase securities if borrowings equal to or greater
than 5% of the Fund's total assets are outstanding.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior securities, except that this restriction shall not be construed to prohibit the Equity Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least 300% for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below 300%, the Equity
Fund shall, within 3 days thereafter (not including
Sundays and holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%; for purposes of this restriction, the terms senior security and asset coverage shall be understood to have the meaning assigned to those terms in Section 18 of the 1940 Act.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

UNDERWRITING                                   Adopt the modified fundamental policy below.

The Fund will not underwrite any issue of      The Fund may not underwrite the securities of
securities, except to the extent that the      other issuers, except that the Fund may
purchase of permitted investments directly     engage in transactions involving the
from the issuer in accordance with the Equity  acquisition, disposition or resale of its
Fund's investment objective, policies and      portfolio securities, under circumstances
restrictions and the subsequent disposition    where it may be considered to be an
thereof may be deemed to be an underwriting,   underwriter under the Securities Act of 1933.
or the later disposition of restricted
securities acquired within the limits imposed
on the acquisition of such securities may be
deemed to be an underwriting.

REAL ESTATE & COMMODITIES                      Adopt the modified fundamental policies
                                               below.

The Fund will not purchase or sell real        The Fund may not purchase or sell real estate
estate (except real estate investment          unless acquired as a result of ownership of
trusts), commodities, commodity contracts or   securities or other instruments and provided
futures contracts. This limitation is          that this restriction does not prevent the
intended to include ownership of real estate   Fund from investing in issuers which invest,
through limited partnerships.                  deal, or otherwise engage in transactions in
                                               real estate or interests therein, or
                                               investing in securities that are secured by
                                               real estate or interests therein, or
                                               exercising rights under agreements relating
                                               to such securities, including the right to
                                               enforce security interests and to hold real
                                               estate acquired by reason of such enforcement
                                               until that real estate can be liquidated in
                                               an orderly manner.

                                               The Fund may not purchase or sell physical
                                               commodities, unless acquired as a result of
                                               ownership of securities or other instruments
                                               and provided that this restriction does not
                                               prevent the Fund from engaging in
                                               transactions involving futures contracts and
                                               options, forward currency contracts, swap
                                               transactions and other financial contracts or
                                               investing in securities that are secured by
                                               physical commodities.

LENDING                                        Adopt the modified fundamental policy below.

The Fund will not make loans, except through   The Fund may not make loans, provided that
the purchase of a portion or all of an issue   this restriction does not prevent the Fund
of debt or money market securities in          from purchasing debt obligations, entering
accordance with the Equity Fund's investment   into repurchase agreements, loaning its
objective, policies and restrictions or        assets to broker/ dealers or institutional
through investments in qualified repurchase    investors and investing in loans, including
agreements; provided, however, that the        assignments and participation interests.
Equity Fund shall not invest more than 10% of
its total assets in qualified repurchase
agreements or through qualified loan
agreements.

PORTFOLIO DIVERSIFICATION                      Adopt the modified fundamental policy below.

The Fund will not purchase the securities of   The Fund will not purchase securities of any
any issuer (except the U.S. Government, its    one issuer if, as a result, more than 5% of
agencies and instrumentalities) if as a        the Fund's total assets would be invested in
result more than 5% of the value of the        securities of that issuer or the Fund would
Equity Fund's total assets would               own or hold more than

             FUNDAMENTAL POLICY                               PROPOSED ACTION
---------------------------------------------  ---------------------------------------------
be invested in the securities of such issuer, except      10% of the outstanding voting securities of that issuer,
that up to 25% of the value of the Fund's assets (which   except that up to 25% of the Fund's total assets may be
25% shall not include securities issued by another        invested without regard to these limitations, and except
investment company) may be invested without regard to     that these limitations do not apply to securities issued
this 5% limitation.                                       or guaranteed by the U.S. government, its agencies or
The Fund will not purchase securities of any issuer, if   instrumentalities or to securities issued by other
such purchase at the time thereof would cause more than   open-end investment companies.
10% of the outstanding voting securities of such issuer
to be held by the Equity Fund.

SHORT SALES/MARGIN                                        Replace with the modified non-fundamental policy for
                                                          margin below.

The Fund will not make short sales of securities or       The Fund will not purchase securities on margin,
purchase securities on margin, except for such            provided that the Fund may obtain short-term credits as
short-term credits as are necessary for the clearance of  may be necessary for the clearance of purchases and
transactions and where the Equity Fund has at the time    sales of securities, and further provided that the Fund
of sale, by virtue of its ownership in other securities,  may make margin deposits in connection with its use of
the right to obtain securities equivalent in kind and     financial options and futures, forward and spot currency
amount to the securities sold.                            contracts, swap transactions and other financial
                                                          contracts or derivative instruments.

                                                          Eliminate restriction on short sales.

INVESTMENT IN INVESTMENT COMPANIES                        Eliminate.

The Fund will not purchase shares of registered investment companies other than real estate investment trusts.

EXERCISING CONTROL                                        Eliminate.

The Fund will not purchase any security for the purpose of acquiring or exercising control or management of the issuer.

PUTS AND CALLS                                            Eliminate.

The Fund will not purchase puts, calls, straddles, spreads or any combination thereof; provided, however, that nothing herein shall prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

                                                                       EXHIBIT C

                                  INCOME FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not concentrate its investments in          The Fund will not make investments that will result in
particular industries or companies, but shall maintain    the concentration (as that term may be defined in the
substantial diversification of its investments among      1940 Act, any rule or order thereunder, or SEC staff
industries and, to the extent deemed practicable by       interpretation thereof) of its investments in the
management, among companies within particular             securities of issuers primarily engaged in the same
industries; in no event shall the Income Fund invest      industry, provided that this restriction does not limit
more than 25% of its assets in any one industry.          the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from banks or      The Fund may not borrow money or issue senior
affiliates of SAFECO Corporation at an interest rate not  securities, except as the 1940 Act, any rule or order
greater than that available to the Income Fund from       thereunder, or SEC staff interpretation thereof, may
commercial banks as a temporary measure for               permit.
extraordinary or emergency purposes and in amounts not
in excess of 20% of its total assets (including
borrowings) less liabilities (other than borrowings)
immediately after such borrowing. The Fund will not
purchase securities if borrowings equal to or greater
than 5% of the Fund's total assets are outstanding.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior security, except that this restriction shall not be construed to prohibit the Income Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least 300% for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below 300%, the Income
Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least
300%. For purposes of this restriction, the terms senior security and asset coverage shall be understood to have the meaning assigned to those terms in Section 18 of the 1940 Act.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite securities issued by any     The Fund may not underwrite the securities of other
other person, firm or corporation; however the Income     issuers, except that the Fund may engage in transactions
Fund may be deemed a statutory underwriter as that term   involving the acquisition, disposition or resale of its
is defined in the 1940 Act and the 1933 Act in            portfolio securities, under circumstances where it may
connection with the disposition of any unmarketable or    be considered to be an underwriter under the Securities
restricted securities which it may acquire and hold in    Act of 1933.
its portfolio.

REAL ESTATE & COMMODITIES                                 Adopt the modified fundamental policies below.

The Fund will not buy or sell real estate, (except real   The Fund may not purchase or sell real estate unless
estate investment trusts) commodities, commodity          acquired as a result of ownership of securities or other
contracts or futures contracts.                           instruments and provided that this restriction does not
                                                          prevent the Fund from investing in issuers which invest,
                                                          deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by real estate or interests therein, or
                                                          exercising rights under agreements relating to such
                                                          securities, including the right to enforce security
                                                          interests and to hold real estate acquired by reason of
                                                          such enforcement until that real estate can be
                                                          liquidated in an orderly manner.

                                                          The Fund may not purchase or sell physical commodities,
                                                          unless acquired as a result of ownership of securities
                                                          or other instruments and provided that this restriction
                                                          does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans to any person, firm or       The Fund may not make loans, provided that this
corporation, but the purchase of a portion of an issue    restriction does not prevent the Fund from purchasing
of publicly distributed bonds, debentures or other        debt obligations, entering into repurchase agreements,
securities issued by persons other than the Income Fund,  loaning its assets to broker/ dealers or institutional
whether or not the purchase was made upon the original    investors and investing in loans, including assignments
issue of the securities, shall not be considered as a     and participation interests.
loan within the prohibition of this section.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than 5% of the     would be invested in securities of that issuer or the
value of its total assets would be invested in the        Fund would own or hold more than 10% of the outstanding
securities of such issuer, except that up to 25% of the   voting securities of that issuer, except that up to 25%
value of such assets (which 25% shall not include         of the Fund's total assets may be invested without
securities issued by another investment company) may be   regard to these limitations, and except that these
invested without regard to this                           limitations do not

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
5% limitation.                                            apply to securities issued or guaranteed by the U.S.
                                                          government, its agencies or instrumentalities or to
                                                          securities issued by other open-end investment
                                                          companies.

The Fund will not with respect to 100% of the value of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities).

FOREIGN SECURITIES                                        Replace with the modified non-fundamental policy below.

The Fund will not purchase foreign securities, unless     The Fund will not purchase foreign securities unless (a)
(a) such securities are listed on a national securities   such securities are listed on a national securities
exchange, and (b) such purchase at the time thereof       exchange, and (b) such purchase, at the time thereof,
would not cause more than 10% of the total assets of the  would not cause more than 10% of the total assets of the
Income Fund (taken at market value) to be invested in     Fund (taken at market value) to be invested in foreign
foreign securities.                                       securities.

MARGIN                                                    Replace with the modified non-fundamental policy below.

The Fund will not purchase securities on margin, except   The Fund will not purchase securities on margin,
for short-term credits as are necessary for the           provided that the Fund may obtain short-term credits as
clearance of transactions.                                may be necessary for the clearance of purchases and
                                                          sales of securities, and further provided that the Fund
                                                          may make margin deposits in connection with its use of
                                                          financial options and futures, forward and spot currency
                                                          contracts, swap transactions and other financial
                                                          contracts or derivative instruments.

NEWLY ESTABLISHED ISSUERS                                 Eliminate.

The Fund will not purchase securities of companies which have a record of less than three years of continuous operation (including in such three years the operation of any predecessor company or companies, partnerships, or individual proprietorship, if the company whose securities are to be purchased by the Income Fund has come into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor company or companies, partnership, or individual proprietorship), if such purchase at the time thereof would cause more than 5% of the Income Fund's assets to be invested in the securities of such companies.

SHORT SALES                                               Eliminate.

The Fund will not make short sales (sales of securities not presently owned), except where the Income Fund has at the time of sale, by virtue of its ownership in other securities, the right to obtain

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
securities equivalent in kind and amount to the
securities sold.

PLEDGE, MORTGAGE OR HYPOTHECATE ASSETS                    Replace with the modified non-fundamental policy below.

The Fund will not pledge, mortgage or hypothecate assets  The Fund will not mortgage, pledge, or hypothecate any
taken at market to an extent greater than 15% of its      of its assets, provided that this shall not apply to the
gross assets taken at cost.                               transfer of securities in connection with any
                                                          permissible borrowing or to collateral arrangements in
                                                          connection with permissible activities.

OFFICER/TRUSTEE OWNERSHIP OF PORTFOLIO SECURITIES         Eliminate.

The Fund will not purchase for nor retain in its portfolio securities issued by any issuer, any of whose officers, directors or security holders is an officer or Trustee of the Income Fund, if or so long as the officers or trustees of the Income Fund together own beneficially more than five percent (5%) of any class of the securities of such issuer.

INVESTMENT IN INVESTMENT COMPANIES                        Eliminate.

The Fund will not purchase securities issued by any other investment company or investment trust, except by purchase in the open market where no commission or profit to a broker or dealer results from such purchase, other than the customary broker's commissions, or except where such purchase, although not made in the open market, is part of a plan of merger or consolidation.
Such purchases in the open market shall be limited to not more than five percent (5%) of the value of the Income Fund's total assets. Nothing in this section or in the sections above shall prevent any purchase for the purpose of effecting a merger, consolidation or acquisition of assets.

JOINT AND SEVERAL TRADING ACCOUNTS                        Eliminate.

The Fund will not participate, on a joint or joint and several basis, in any trading account in securities.

CLASSES OF AN ISSUER                                      Eliminate.

The Fund will not purchase securities of any issuer, if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Income Fund.

                                                                       EXHIBIT C

                                 NORTHWEST FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not concentrate its investments in          The Fund will not make investments that will result in
particular industries (other than obligations issued or   the concentration (as that term may be defined in the
guaranteed by the U.S. Government, its agencies or        1940 Act, any rule or order thereunder, or SEC staff
instrumentalities) or invest 25% or more of the Fund's    interpretation thereof) of its investments in the
total assets in any one industry (governmental issues of  securities of issuers primarily engaged in the same
securities are not considered part of one industry).      industry, provided that this restriction does not limit
                                                          the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from a bank or     The Fund may not borrow money or issue senior
SAFECO Corporation or its affiliates at an interest rate  securities, except as the 1940 Act, any rule or order
not greater than that available to the Northwest Fund     thereunder, or SEC staff interpretation thereof, may
from commercial banks, for temporary or emergency         permit.
purposes and not for investment purposes, and then only
in an amount not exceeding 20% of the value of the
Fund's total assets at the time of borrowing. The
Northwest Fund will not purchase securities if
borrowings equal to or greater than 5% of the Fund's
total assets are outstanding.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior security, except that this restriction shall not be construed to prohibit the Northwest Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least 300% for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below 300%, the Northwest Fund shall, within 3 days thereafter (not including Sundays and holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least
300%. For purposes of this restriction, the terms
"senior security" and "asset coverage" shall be understood to have the meaning assigned to those terms in Section 18 of the 1940 Act.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite any issue of securities,     The Fund may not underwrite the securities of other
except to the extent that the purchase of permitted       issuers, except that the Fund may engage in transactions
investments directly from the issuer in accordance with   involving the acquisition, disposition or resale of its
the Northwest Fund's investment objective, policies and   portfolio securities, under circumstances where it may
restrictions and the subsequent disposition thereof may   be considered to be an underwriter under the Securities
be deemed to be underwriting, or the later disposition    Act of 1933.
of restricted securities acquired within the limits
imposed on the acquisition of such securities may be
deemed to be an underwriting.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate, except    The Fund may not purchase or sell real estate unless
real estate investment trusts.                            acquired as a result of ownership of securities or other
                                                          instruments and provided that this restriction does not
                                                          prevent the Fund from investing in issuers which invest,
                                                          deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by real estate or interests therein, or
                                                          exercising rights under agreements relating to such
                                                          securities, including the right to enforce security
                                                          interests and to hold real estate acquired by reason of
                                                          such enforcement until that real estate can be
                                                          liquidated in an orderly manner.

COMMODITIES                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell commodities,           The Fund may not purchase or sell physical commodities,
commodity contracts or futures contracts.                 unless acquired as a result of ownership of securities
                                                          or other instruments and provided that this restriction
                                                          does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans, except through the          The Fund may not make loans, provided that this
purchase of a portion or all of an issue of debt          restriction does not prevent the Fund from purchasing
securities in accordance with the Northwest Fund's        debt obligations, entering into repurchase agreements,
investment objective, policies and restrictions or        loaning its assets to broker/ dealers or institutional
through the purchase of qualified repurchase agreements.  investors and investing in loans, including assignments and participation interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than 5% of the     would be invested in securities of that issuer or the
value of its total assets at the time of purchase         Fund would own or hold more than

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
would be invested in the securities of such issuer,       10% of the outstanding voting securities of that issuer,
except that up to 25% of the Fund's total assets (which   except that up to 25% of the Fund's total assets may be
25% shall not include securities issued by another        invested without regard to these limitations, and except
investment company) may be invested without regard to     that these limitations do not apply to securities issued
this 5% limitation.                                       or guaranteed by the U.S. government, its agencies or
The Fund will not with respect to 100% of the value of    instrumentalities or to securities issued by other
its total assets, purchase more than 10% of the           open-end investment companies.
outstanding voting securities of any one issuer (other
than U.S. Government securities).

MARGIN                                                    Replace with the modified non-fundamental policy below.

The Fund will not purchase securities on margin, except   The Fund will not purchase securities on margin,
for short-term credits necessary for the clearance of     provided that the Fund may obtain short-term credits as
transactions.                                             may be necessary for the clearance of purchases and
                                                          sales of securities, and further provided that the Fund
                                                          may make margin deposits in connection with its use of
                                                          financial options and futures, forward and spot currency
                                                          contracts, swap transactions and other financial
                                                          contracts and derivative instruments.

CLASSES OF AN ISSUER                                      Eliminate.

The Fund will not purchase the securities of any issuer if, as a result, more than 10% of any class of securities of such issuer will be owned by the Fund.

SHORT SALES                                               Eliminate.

The Fund will not make short sales (sales of securities not presently owned).

PLEDGE, MORTGAGE OR HYPOTHECATE ASSETS                    Replace with the modified non-fundamental policy below.

The Fund will not pledge, mortgage or hypothecate its     The Fund will not mortgage, pledge, or hypothecate any
assets, except that, to secure borrowings permitted       of its assets, provided that this shall not apply to the
above, the Northwest Fund may pledge securities having a  transfer of securities in connection with any
market value at the time of pledge not exceeding 10% of   permissible borrowing or to collateral arrangements in
the Fund's total assets.                                  connection with permissible activities.

OFFICER/TRUSTEE OWNERSHIP OF PORTFOLIO SECURITIES         Eliminate.

The Fund will not purchase or retain for its portfolio the securities of any issuer, if, to the Northwest
Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such an issuer, together own more than 5% of such outstanding securities.

JOINT AND SEVERAL TRADING ACCOUNTS                        Eliminate.

The Fund will not participate, on a joint or joint-and-several basis, in any trading account in securities, except that the Northwest Fund may join

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
with other transactions executed by the investment
adviser or the investment adviser's parent company and
any subsidiary thereof, for the purpose of seeking
better net results on portfolio transactions or lower
brokerage commission rates.

PURCHASES OR SALES FROM AFFILIATES                        Eliminate.

The Fund will not purchase from, or sell portfolio securities to, any officer or director, the Northwest
Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof, provided, however, that this prohibition shall not prohibit the Northwest
Fund from purchasing with the $5,000,000 raised through the sale of 500,000 shares of common stock to SAFECO
Insurance Company of America, portfolio securities from subsidiaries of SAFECO Corporation prior to its effective date.

                                                                       EXHIBIT C

                                 BALANCED FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not make investments that will result in
(except the U.S. Government, its agencies or              the concentration (as that term may be defined in the
instrumentalities) if, as a result, more than 25% of the  1940 Act, any rule or order thereunder, or SEC staff
Balanced Fund's total assets would be invested in         interpretation thereof) of its investments in the
securities of companies whose principal business          securities of issuers primarily engaged in the same
activities are in the same industry.                      industry, provided that this restriction does not limit
                                                          the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except the Balanced Fund  The Fund may not borrow money or issue senior
may borrow money for temporary and emergency purposes     securities, except as the 1940 Act, any rule or order
(not for leveraging or investment purposes) in an amount  thereunder, or SEC staff interpretation thereof, may not exceeding 33 1/3% of its total assets (including the  permit.
amount borrowed) less liabilities (other than
borrowings). Any borrowings by the Fund that come to
exceed this amount shall be reduced within three days
(not including Sundays and holidays) to the extent
necessary to comply with the 33 1/3% limit.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue senior securities, except as permitted under the 1940 Act.

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not act as underwriter of securities        The Fund may not underwrite the securities of other
issued by any other person, firm or corporation; except   issuers, except that the Fund may engage in transactions
to the extent that, in connection with the disposition    involving the acquisition, disposition or resale of its
of portfolio securities, the Balanced Fund may be deemed  portfolio securities, under circumstances where it may
an underwriter under federal securities laws.             be considered to be an underwriter under the Securities
                                                          Act of 1933.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate, except    The Fund may not purchase or sell real estate unless
real estate investment trusts.                            acquired as a result of ownership of securities or other
                                                          instruments and provided that this restriction does not
                                                          prevent the Fund from investing in issuers which invest,
                                                          deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by real estate or interests therein, or
                                                          exercising rights

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
                                                          under agreements relating to such securities, including
                                                          the right to enforce security interests and to hold real
                                                          estate acquired by reason of such enforcement until that
                                                          real estate can be liquidated in an orderly manner.

COMMODITIES                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell physical commodities   The Fund may not purchase or sell physical commodities,
unless acquired as a result of ownership of securities    unless acquired as a result of ownership of securities
or other instruments; however, the Balanced Fund may      or other instruments and provided that this restriction
purchase or sell options or futures contracts and invest  does not prevent the Fund from engaging in transactions
in securities or other instruments backed by physical     involving futures contracts and options, forward
commodities.                                              currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not lend any security or make any loan if,  The Fund may not make loans, provided that this as a result, more than 33 1/3% of its total assets would  restriction does not prevent the Fund from purchasing
be lent to other parties; however, this limit does not    debt obligations, entering into repurchase agreements,
apply to purchases of debt securities or to repurchase    loaning its assets to broker/ dealers or institutional
agreements.                                               investors and investing in loans, including assignments
                                                          and participation interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than 5% of the     would be invested in securities of that issuer or the
value of the Balanced Fund's total assets would be        Fund would own or hold more than 10% of the outstanding
invested in the securities of such issuer or the          voting securities of that issuer, except that up to 25%
Balanced Fund would own or hold more than 10% of the      of the Fund's total assets may be invested without
outstanding voting securities of such issuer, except      regard to these limitations, and except that these
that up to 25% of the value of such assets (which 25%     limitations do not apply to securities issued or
shall not include securities issued by another            guaranteed by the U.S. government, its agencies or
investment company) may be invested without regard to     instrumentalities or to securities issued by other
these limits.                                             open-end investment companies.

                                                                       EXHIBIT C

                            INTERNATIONAL STOCK FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not make investments that will result in
(except the U.S. Government, its agencies or              the concentration (as that term may be defined in the
instrumentalities) if, as a result, more than 25% of the  1940 Act, any rule or order thereunder, or SEC staff
International Fund's total assets would be invested in    interpretation thereof) of its investments in the
securities of companies whose principal business          securities of issuers primarily engaged in the same
activities are in the same industry.                      industry, provided that this restriction does not limit
                                                          the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except the Balanced Fund  The Fund may not borrow money or issue senior
may borrow money for temporary and emergency purposes     securities, except as the 1940 Act, any rule or order
(not for leveraging or investment purposes) in an amount  thereunder, or SEC staff interpretation thereof, may not exceeding 33 1/3% of its total assets (including the  permit.
amount borrowed) less liabilities (other than
borrowings). Any borrowings by the Fund that come to
exceed this amount shall be reduced within three days
(not including Sundays and holidays) to the extent
necessary to comply with the 33 1/3% limit.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue senior securities, except as permitted under the 1940 Act.

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not act as underwriter of securities        The Fund may not underwrite the securities of other
issued by any other person, firm or corporation; except   issuers, except that the Fund may engage in transactions
to the extent that, in connection with the disposition    involving the acquisition, disposition or resale of its
of portfolio securities, the Balanced Fund may be deemed  portfolio securities, under circumstances where it may
an underwriter under federal securities laws. Adopt the   be considered to be an underwriter under the Securities
modified fundamental policy below.                        Act of 1933.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate, except    The Fund may not purchase or sell real estate unless
real estate investment trusts.                            acquired as a result of ownership of securities or other
                                                          instruments and provided that this restriction does not
                                                          prevent the Fund from investing in issuers which invest,
                                                          deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
                                                          real estate or interests therein, or exercising rights
                                                          under agreements relating to such securities, including
                                                          the right to enforce security interests and to hold real
                                                          estate acquired by reason of such enforcement until that
                                                          real estate can be liquidated in an orderly manner.

COMMODITIES                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell physical commodities   The Fund may not purchase or sell physical commodities,
unless acquired as a result of ownership of securities    unless acquired as a result of ownership of securities
or other instruments; however, the International Fund     or other instruments and provided that this restriction
may purchase or sell options or futures contracts and     does not prevent the Fund from engaging in transactions
invest in securities or other instruments backed by       involving futures contracts and options, forward
physical commodities.                                     currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not lend any security or make any loan if,  The Fund may not make loans, provided that this as a result, more than 33 1/3% of its total assets would  restriction does not prevent the Fund from purchasing
be lent to other parties; however, this limit does not    debt obligations, entering into repurchase agreements,
apply to purchases of debt securities or to repurchase    loaning its assets to broker/ dealers or institutional
agreements.                                               investors and investing in loans, including assignments
                                                          and participation interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than 5% of the     would be invested in securities of that issuer or the
value of the International Fund's total assets would be   Fund would own or hold more than 10% of the outstanding
invested in the securities of such issuer or the          voting securities of that issuer, except that up to 25%
International Fund would own or hold more than 10% of     of the Fund's total assets may be invested without
the outstanding voting securities of such issuer, except  regard to these limitations, and except that these
that up to 25% of the value of such assets (which 25%     limitations do not apply to securities issued or
shall not include securities issued by another            guaranteed by the U.S. government, its agencies or
investment company) may be invested without regard to     instrumentalities or to securities issued by other
these limits.                                             open-end investment companies.

                                                                       EXHIBIT C

                            SMALL COMPANY STOCK FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not make investments that will result in
(except the U.S. Government, its agencies or              the concentration (as that term may be defined in the
instrumentalities) if, as a result, more than 25% of the  1940 Act, any rule or order thereunder, or SEC staff
Small Company Fund's total assets would be invested in    interpretation thereof) of its investments in the
securities of companies whose principal business          securities of issuers primarily engaged in the same
activities are in the same industry.                      industry, provided that this restriction does not limit
                                                          the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except the International  The Fund may not borrow money or issue senior
Fund may borrow money for temporary and emergency         securities, except as the 1940 Act, any rule or order
purposes (not for leveraging or investment purposes) in   thereunder, or SEC staff interpretation thereof, may
an amount not exceeding 33 1/3% of its total assets       permit.
(including the amount borrowed) less liabilities (other
than borrowings). Any borrowings by the Fund that come
to exceed this amount shall be reduced within three days
(not including Sundays and holidays) to the extent
necessary to comply with the 33 1/3% limit.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue senior securities, except as permitted under the 1940 Act.

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not act as underwriter of securities        The Fund may not underwrite the securities of other
issued by any other person, firm or corporation; except   issuers, except that the Fund may engage in transactions
to the extent that, in connection with the disposition    involving the acquisition, disposition or resale of its
of portfolio securities, the Small Company Fund may be    portfolio securities, under circumstances where it may
deemed an underwriter under federal securities laws.      be considered to be an underwriter under the Securities
                                                          Act of 1933.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate, except    The Fund may not purchase or sell real estate unless
real estate investment trusts.                            acquired as a result of ownership of securities or other
                                                          instruments and provided that this restriction does not
                                                          prevent the Fund from investing in issuers which invest,
                                                          deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by real estate or interests therein, or
                                                          exercising rights

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
                                                          under agreements relating to such securities, including
                                                          the right to enforce security interests and to hold real
                                                          estate acquired by reason of such enforcement until that
                                                          real estate can be liquidated in an orderly manner.

COMMODITIES                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell physical commodities   The Fund may not purchase or sell physical commodities,
unless acquired as a result of ownership of securities    unless acquired as a result of ownership of securities
or other instruments; however, the Small Company Fund     or other instruments and provided that this restriction
may purchase or sell options or futures contracts and     does not prevent the Fund from engaging in transactions
invest in securities or other instruments backed by       involving futures contracts and options, forward
physical commodities.                                     currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not lend any security or make any loan if,  The Fund may not make loans, provided that this as a result, more than 33 1/3% of its total assets would  restriction does not prevent the Fund from purchasing
be lent to other parties; however, this limit does not    debt obligations, entering into repurchase agreements,
apply to purchases of debt securities or to repurchase    loaning its assets to broker/ dealers or institutional
agreements.                                               investors and investing in loans, including assignments
                                                          and participation interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than 5% of the     would be invested in securities of that issuer or the
value of the Small Company Fund's total assets would be   Fund would own or hold more than 10% of the outstanding
invested in the securities of such issuer or the Small    voting securities of that issuer, except that up to 25%
Company Fund would own or hold more than 10% of the       of the Fund's total assets may be invested without
outstanding voting securities of such issuer, except      regard to these limitations, and except that these
that up to 25% of the value of such assets (which 25%     limitations do not apply to securities issued or
shall not include securities issued by another            guaranteed by the U.S. government, its agencies or
investment company) may be invested without regard to     instrumentalities or to securities issued by other
these limits.                                             open-end investment companies.

                                                                       EXHIBIT C

                                U.S. VALUE FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not make investments that will result in
(except the U.S. Government, its agencies or              the concentration (as that term may be defined in the
instrumentalities) if, as a result, 25% or more of the    1940 Act, any rule or order thereunder, or SEC staff
U.S. Value Fund's total assets would be invested in       interpretation thereof) of its investments in the
securities of companies whose principal business          securities of issuers primarily engaged in the same
activities are in the same industry.                      industry, provided that this restriction does not limit
                                                          the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except the U.S. Value     The Fund may not borrow money or issue senior
Fund may borrow money for temporary and emergency         securities, except as the 1940 Act, any rule or order
purposes (not for leveraging or investment purposes) in   thereunder, or SEC staff interpretation thereof, may
an amount not exceeding 33 1/3% of its total assets       permit.
(including the amount borrowed) less liabilities (other
than borrowings). Any borrowings by the Fund that come
to exceed this amount shall be reduced within three days
(not including Sundays and holidays) to the extent
necessary to comply with the 33 1/3% limit.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules or regulations promulgated thereunder or pursuant to a no-action letter or an exemptive order issued by the Securities and Exchange Commission.

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not act as underwriter of securities        The Fund may not underwrite the securities of other
issued by any other person, firm or corporation; except   issuers, except that the Fund may engage in transactions
to the extent that, in connection with the disposition    involving the acquisition, disposition or resale of its
of portfolio securities, the U.S. Value Fund may be       portfolio securities, under circumstances where it may
deemed an underwriter under federal securities laws.      be considered to be an underwriter under the Securities
                                                          Act of 1933.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

REAL ESTATE                                    Adopt the modified fundamental policy below.

The Fund will not purchase or sell real        The Fund may not purchase or sell real estate
estate, except real estate investment trusts.  unless acquired as a result of ownership of securities or other instruments and provided
                                               that this restriction does not prevent the
                                               Fund from investing in issuers which invest,
                                               deal, or otherwise engage in transactions in
                                               real estate or interests therein, investing
                                               in securities that are secured by real estate
                                               or interests therein, or exercising rights
                                               under agreements relating to such securities,
                                               including the right to enforce security
                                               interests and hold real estate acquired by
                                               reason of such enforcement until that real
                                               estate can be liquidated in an orderly
                                               manner.

COMMODITIES                                    Adopt the modified fundamental policy below.

The Fund will not purchase or sell physical    The Fund may not purchase or sell physical
commodities unless acquired as a result of     commodities, unless acquired as a result of
ownership of securities or other instruments;  ownership of securities or other instruments
however, the U.S. Value Fund may purchase      and provided that this restriction does not
financial futures contracts and options and    prevent the Fund from engaging in
options on financial futures contracts.        transactions involving futures contracts and
                                               options thereon or investing in securities
                                               that are secured by physical commodities.

LENDING                                        Adopt the modified fundamental policy below.

The Fund will not lend any security or make    The Fund may not make loans, provided that
any loan if, as a result, more than 33 1/3%    this restriction does not prevent the Fund
of its total assets would be lent to other     from purchasing debt obligations, entering
parties; however, this limit does not apply    into repurchase agreements, loaning its
to purchases of debt securities or to          assets to broker/ dealers or institutional
repurchase agreements.                         investors and investing in loans, including
                                               assignments and participation interests.

PORTFOLIO DIVERSIFICATION                      Adopt the modified fundamental policy below.

The Fund will not purchase the securities of   The Fund will not purchase securities of any
any issuer (except the U.S. Government, its    one issuer if, as a result, more than 5% of
agencies or instrumentalities) if as a result  the Fund's total assets would be invested in
more than 5% of the value of the U.S. Value    securities of that issuer or the Fund would
Fund's total assets would be invested in the   own or hold more than 10% of the outstanding
securities of such issuer or the U.S. Value    voting securities of that issuer, except that
Fund would own or hold more than 10% of the    up to 25% of the Fund's total assets may be
outstanding voting securities of such issuer,  invested without regard to this 5%
except that up to 25% of the value of such     limitation, and except that this limitation
assets (which 25% shall not include            does not apply to securities issued or
securities issued by another investment        guaranteed by the U.S. government, its
company) may be invested without regard to     agencies or instrumentalities or to
these limits.                                  securities issued by other open-end
                                               investment companies.

                                                                       EXHIBIT C

                GNMA FUND, INTERMEDIATE-TERM U.S. TREASURY FUND
                             & HIGH-YIELD BOND FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of each of the Taxable Bond Funds and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase securities (other than         The Fund will not make investments that will result in
obligations issued or guaranteed by the United States     the concentration (as that term may be defined in the
Government, its agencies or instrumentalities), if as a   1940 Act, any rule or order thereunder, or SEC staff
result twenty-five percent (25%) or more of the Fund's    interpretation thereof) of its investments in the
total assets would be invested in one industry            securities of issuers primarily engaged in the same
(governmental issuers of securities are not considered    industry, provided that this restriction does not limit
part of any one industry).                                the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING AND ISSUANCE OF SENIOR SECURITIES               Adopt the modified fundamental policy below.

The Fund will not issue or sell any senior security,      The Fund may not borrow money or issue senior
except that this restriction shall not be construed to    securities, except as the 1940 Act, any rule or order
prohibit the Fund from borrowing funds (i) on a           thereunder, or SEC staff interpretation thereof, may
temporary basis as permitted by Section 18(g) of the      permit.
1940 Act or (ii) from any bank provided, that
immediately after such borrowing, there is an asset
coverage of at least three hundred percent (300%) for
all such borrowings and provided, further, that in the
event that such asset coverage shall at any time fall
below three hundred percent (300%), the Fund shall,
within three (3) days thereafter (not including Sundays
and holidays), or such longer period as the Securities
and Exchange Commission ("SEC") may prescribe by rules
and regulations, reduce the amount of its borrowings to
an extent that the asset coverage of such borrowings
shall be at least three hundred percent (300%). For
purposes of this restriction, the terms senior security"
and "asset coverage" shall be understood to have the
meaning assigned to those terms in Section 18 of the
1940 Act.

High-Yield Bond and Intermediate Treasury Funds only:
The Fund will not borrow money, except from a bank or SAFECO Corporation or its affiliates at an interest rate not greater than that available to the Fund from commercial banks, for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding twenty percent (20%) of the value of the Fund's total assets at the time of such borrowing.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
GNMA Fund only: The Fund will not borrow money, except
from a bank or affiliates of SAFECO Corporation at an
interest rate not greater than that available to the
GNMA Fund from commercial banks, for temporary or
emergency purposes and not for investment purposes, and
then only in an amount not exceeding twenty percent
(20%) of its total assets (including borrowings) less
liabilities (other than borrowings) immediately after
such borrowing.

Each Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding.

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite any issue of securities,     The Fund may not underwrite the securities of other
except to the extent that the purchase of permitted       issuers, except that the Fund may engage in transactions
investments directly from the issuer in accordance with   involving the acquisition, disposition or resale of its
the Fund's investment objective, policies and             portfolio securities, under circumstances where it may
restrictions and the subsequent disposition thereof may   be considered to be an underwriter under the Securities
be deemed to be underwriting or the later disposition of  Act of 1933.
restricted securities acquired within the limits imposed
on the acquisition of such securities may be deemed to
be an underwriting.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate, but this  The Fund may not purchase or sell real estate unless
shall not prevent the Fund from investing in municipal    acquired as a result of ownership of securities or other
obligations or other permitted investments secured by     instruments and provided that this restriction does not
real estate or interests therein.                         prevent the Fund from investing in issuers which invest,
                                                          deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by real estate or interests therein, or
                                                          exercising rights under agreements relating to such
                                                          securities, including the right to enforce security
                                                          interests and to hold real estate acquired by reason of
                                                          such enforcement until that real estate can be
                                                          liquidated in an orderly manner.

COMMODITIES/OIL AND GAS                                   Adopt the modified fundamental policy for commodities
                                                          below.

The Fund will not purchase or sell commodities or         The Fund may not purchase or sell physical commodities,
commodity contracts, other than futures contracts, or     unless acquired as a result of ownership of securities
invest in oil, gas or other mineral exploration or        or other instruments and provided that this restriction
development programs or in arbitrage transactions.        does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

                                                          Eliminate restriction on oil and gas.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans, except through the          The Fund may not make loans, provided that this
purchase of a portion or all of an issue of debt or       restriction does not prevent the Fund from purchasing
money market securities in accordance with its            debt obligations, entering into repurchase agreements,
investment objective, policies and restrictions, or       loaning its assets to broker/ dealers or institutional
through investments in qualified repurchase agreements    investors and investing in loans, including assignments
(provided, however, that a Fund shall not invest more     and participation interests.
than ten percent (10%) of its total assets in qualified
repurchase agreements maturing in more than seven (7)
days), or through qualified loan agreements (by making
secured loans of its portfolio securities which amount
to not more than five percent (5%) of its total assets).

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than five percent  would be invested in securities of that issuer or the
(5%) of the value of its total assets at the time of      Fund would own or hold more than 10% of the outstanding
purchase would be invested in the securities of such      voting securities of that issuer, except that up to 25%
issuer, except that up to twenty-five percent (25%) of    of the Fund's total assets may be invested without
the value of a Fund's assets (which twenty-five percent   regard to these limitations, and except that these
(25%) shall not include securities issued by another      limitations do not apply to securities issued or
investment company) may be invested without regard to     guaranteed by the U.S. government, its agencies or
this five percent (5%) limitation.                        instrumentalities or to securities issued by other
                                                          open-end investment companies.

The Fund will not purchase securities of any issuer, if, as a result, more than ten percent (10%) of any class of securities of such issuer would be owned by the Fund.

The Fund will not with respect to one hundred percent
(100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities).

ILLIQUID SECURITIES                                       Replace with the modified non-fundamental policy below.

The Fund will not purchase or otherwise acquire           The Fund will not purchase securities for which there is
securities which are illiquid or subject to legal or      no readily available market, or enter into repurchase
contractual restrictions on resale, if as a result more   agreements or purchase time deposits maturing in more
than ten percent (10%) of the Fund's (five percent (5%)   than seven days, or purchase OTC options or hold assets
of the GNMA Fund's) total assets would be invested in     set aside to cover OTC options written by the Fund if
such securities, except that in the case of the           immediately after and as a result, the value of such
High-Yield Fund the purchase of Rule 144A securities      securities would exceed, in the aggregate, 15% of the
deemed to be liquid pursuant to guidelines adopted by     Fund's net assets.
the Board of Trustees of the High-Yield Fund shall not
be limited by this restriction.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
OFFICER/TRUSTEE OWNERSHIP OF PORTFOLIO SECURITIES         Eliminate.

The Fund will not purchase or retain for the Fund's portfolio the securities of any issuer, if, to the Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than one-half ( 1/2) of one percent (1%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities.

PLEDGE, MORTGAGE OR HYPOTHECATE ASSETS                    Replace with the modified non-fundamental policy below.

The Fund will not pledge, mortgage or hypothecate its     The Fund will not mortgage, pledge, or hypothecate any
assets, except that to secure borrowings permitted by     of its assets, provided that this shall not apply to the
the above sections, it may pledge securities having a     transfer of securities in connection with any
market value at the time of pledge not exceeding ten      permissible borrowing or to collateral arrangements in
percent (10%) of the cost of the Fund's total assets.     connection with permissible activities.

SHORT SALES                                               Eliminate.

The Fund will not make short sales of securities or purchase securities on margin, except for margin deposits in connection with futures contracts and such short-term credits as are necessary for the clearance of transactions.

JOINT AND SEVERAL TRADING ACCOUNTS                        Eliminate.

The Fund will not participate on a joint or a joint-and-several basis in any trading account in securities, except that the Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof.

PURCHASES OR SALES FROM AFFILIATES                        Eliminate.

The Fund will not purchase from or sell portfolio securities to any officer or director, the Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof; provided, however, that this prohibition shall not prohibit the Fund from purchasing up to $7,000,000 raised through the sale of up to 700,000 shares of common stock to SAFECO Life
Insurance Company, portfolio securities from subsidiaries of SAFECO Corporation prior to the effective date of the Fund's initial public offering.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
PURCHASES OF COMMON STOCK                                 Eliminate.

The Fund will not purchase shares of common stock, other than those issued by other regulated investment companies (or, with respect to the High-Yield Bond and Intermediate Treasury Funds only, when the acquisition of such common stocks, rights or other equity interests is consistent with the High-Yield Bond and Intermediate
Treasury Funds' investment objectives). Generally, the High-Yield Bond and Intermediate Treasury Funds will only hold such equity securities as a result of purchases or unit offerings of fixed-income securities which include such equity securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

                                                                       EXHIBIT C

                               MANAGED BOND FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase securities, if as a result,    The Fund will not make investments that will result in
twenty-five percent (25%) or more of the Fund's total     the concentration (as that term may be defined in the
assets would be invested in the securities of issuers     1940 Act, any rule or order thereunder, or SEC staff
having their principal business activities in any one     interpretation thereof) of its investments in the
industry. Securities of foreign banks and foreign         securities of issuers primarily engaged in the same
branches of U.S. banks are considered to be one           industry, provided that this restriction does not limit
industry. This limitation does not apply to obligations   the Fund from investing in obligations issued or
issued or guaranteed by the U.S. Government, its          guaranteed by the U.S. government, its agencies or
agencies or instrumentalities or to certificates of       instrumentalities.
deposits or bankers' acceptances issued by domestic
banks.

BORROWING                                                 Adopt the modified fundamental policy below.

Borrow money, except from a bank or SAFECO Corporation    The Fund may not borrow money or issue senior
or its affiliates at an interest rate not greater than    securities, except as the 1940 Act, any rule or order
that available to the Fund from commercial banks, for     thereunder, or SEC staff interpretation thereof, may
temporary or emergency purposes and not for investment    permit.
purposes, and then only in an amount not exceeding
twenty percent (20%) of the value of the Fund's total
assets (including borrowings) less liabilities (other
than borrowings) immediately after such borrowing.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior security, except as permitted under the 1940 Act.

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite any issue of securities,     The Fund may not underwrite the securities of other
except to the extent that the purchase of permitted       issuers, except that the Fund may engage in transactions
investments directly from the issuer in accordance with   involving the acquisition, disposition or resale of its
the Fund's investment objective, policies and             portfolio securities, under circumstances where it may
restrictions and the subsequent disposition thereof may   be considered to be an underwriter under the Securities
be deemed to be underwriting or the later disposition of  Act of 1933.
restricted securities acquired within the limits imposed
on the acquisition of such securities may be deemed to
be an underwriting.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate or real    The Fund may not purchase or sell real estate unless
estate limited partnerships (unless acquired as a result  acquired as a result of ownership of securities or other
of the ownership of securities or instruments) but this   instruments and provided that this restriction does not
shall not prevent the Fund                                prevent the Fund from

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
from investing in permitted investments secured by real   investing in issuers which invest, deal, or otherwise
estate or interests therein or in real estate investment  engage in transactions in real estate or interests
trusts.                                                   therein, or investing in securities that are secured by
                                                          real estate or interests therein, or exercising rights
                                                          under agreements relating to such securities, including
                                                          the right to enforce security interests and to hold real
                                                          estate acquired by reason of such enforcement until that
                                                          real estate can be liquidated in an orderly manner.

COMMODITIES                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell commodities,           The Fund may not purchase or sell physical commodities,
commodity contracts or futures contracts.                 unless acquired as a result of ownership of securities
                                                          or other instruments and provided that this restriction
                                                          does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans, except through the          The Fund may not make loans, provided that this
purchase of a portion or all of an issue of debt          restriction does not prevent the Fund from purchasing
securities in accordance with the Fund's investment       debt obligations, entering into repurchase agreements,
objective, policies and restrictions or through           loaning its assets to broker/ dealers or institutional
investments in qualified repurchase agreements.           investors and investing in loans, including assignments
                                                          and participation interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than five percent  would be invested in securities of that issuer or the
(5%) of the value of total assets at the time of          Fund would own or hold more than 10% of the outstanding
purchase would be invested in the securities of such      voting securities of that issuer, except that up to 25%
issuer, except that up to twenty-five percent (25%) of    of the Fund's total assets may be invested without
the value of the Fund's assets (which twenty-five         regard to these limitations, and except that these
percent (25%) shall not include securities issued by      limitations do not apply to securities issued or
another investment company) may be invested without       guaranteed by the U.S. government, its agencies or
regard to this five percent (5%) limitation.              instrumentalities or to securities issued by other
                                                          open-end investment companies.

The Fund will not with respect to one hundred percent
(100%) of the value of its total assets, purchase more than ten percent (10%) of the outstanding voting securities of any one issuer (other than U.S. Government securities).

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
MARGIN                                                    Replace with the modified non-fundamental policy below.

The Fund will not purchase securities on margin, except   The Fund will not purchase securities on margin,
for short-term credits necessary for the clearance of     provided that the Fund may obtain short-term credits as
transactions.                                             may be necessary for the clearance of purchases and
                                                          sales of securities, and further provided that the Fund
                                                          may make margin deposits in connection with its use of
                                                          financial options and futures, forward and spot currency
                                                          contracts, swap transactions and other financial
                                                          contracts or derivative instruments.

CLASSES OF AN ISSUER                                      Eliminate.

The Fund will not purchase the securities of any issuer
(other than obligations of or guaranteed by the U.S.
Government, its agencies and instrumentalities) if, as a result, more than ten percent (10%) of any class of securities of such issuer will be held by the Fund.

JOINT AND SEVERAL TRADING ACCOUNTS                        Eliminate.

The Fund will not participate on a joint or joint-and-several basis in any trading account in securities, except that the Fund may join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates.

SHORT SALES                                               Eliminate.

The Fund will not make short sales of securities (sales of securities not presently owned).

                                                                       EXHIBIT C

       INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND
                    AND WASHINGTON STATE MUNICIPAL BOND FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of each Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase securities, if as a result,    The Fund will not make investments that will result in
twenty-five percent (25%) or more of a Fund's total       the concentration (as that term may be defined in the
assets would be invested in the securities of issuers     1940 Act, any rule or order thereunder, or SEC staff
having their principal business activities in any one     interpretation thereof) of its investments in the
industry (governmental issuers of special or general      securities of issuers primarily engaged in the same
tax-exempt securities are not considered part of any one  industry, provided that this restriction does not limit
industry).                                                the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from a bank or     The Fund may not borrow money or issue senior
affiliates of SAFECO Corporation at an interest rate not  securities, except as the 1940 Act, any rule or order
greater than that available to a Fund from commercial     thereunder, or SEC staff interpretation thereof, may
banks, for temporary or emergency purposes and not for    permit.
investment purposes, and then only in an amount not
exceeding twenty percent (20%) of its total assets
(including borrowings) less liabilities (other than
borrowings) immediately after such borrowing.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior security, except as permitted under the Investment Company Act of 1940 ("1940 Act").

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite any issue of securities,     The Fund may not underwrite the securities of other
except to the extent that the purchase of municipal       issuers, except that the Fund may engage in transactions
obligations or other permitted investments directly from  involving the acquisition, disposition or resale of its
the issuer in accordance with a Fund's investment         portfolio securities, under circumstances where it may
objective, policies and restrictions and the later        be considered to be an underwriter under the Securities
disposition thereof may be deemed to be underwriting.     Act of 1933.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate, unless    The Fund may not purchase or sell real estate unless
acquired as a result of the ownership of securities or    acquired as a result of ownership of securities or other
instruments, but this shall not prevent a Fund from       instruments and provided that this restriction does not
investing in municipal obligations or other permitted     prevent the Fund from investing in issuers which invest,
investments secured by real estate or interests therein.  deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that
                                                          are secured by

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
                                                          real estate or interests therein, or exercising rights
                                                          under agreements relating to such securities, including
                                                          the right to enforce security interests and to hold real
                                                          estate acquired by reason of such enforcement until that
                                                          real estate can be liquidated in an orderly manner.

COMMODITIES                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell commodities,           The Fund may not purchase or sell physical commodities,
commodity contracts or futures.                           unless acquired as a result of ownership of securities
                                                          or other instruments and provided that this restriction
                                                          does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans, except through the          The Fund may not make loans, provided that this
purchase of a portion or all of an issue of debt          restriction does not prevent the Fund from purchasing
securities in accordance with a Fund's investment         debt obligations, entering into repurchase agreements,
objective, policies and restrictions and through          loaning its assets to broker/ dealers or institutional
investments in qualified repurchase agreements.           investors and investing in loans, including assignments
                                                          and participation interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities) if as a result more than five percent  would be invested in securities of that issuer or the
(5%) of the value of a Fund's total assets would be       Fund would own or hold more than 10% of the outstanding
invested in the securities of such issuer, except that    voting securities of that issuer, except that up to 25%
up to twenty-five percent (25%) of the value of a Fund's  of the Fund's total assets may be invested without
total assets (which twenty-five percent (25%) shall not   regard to these limitations, and except that these
include securities issued by another investment company)  limitations do not apply to securities issued or may be invested without regard to this five percent (5%)  guaranteed by the U.S. government, its agencies or limitation. Adopt the modified fundamental policy below.  instrumentalities or to securities issued by other open-end investment companies.

MUNICIPAL PROJECT DIVERSIFICATION                         Replace with the modified non-fundamental policy below.

The Fund will not permit twenty-five percent (25%) or     The Fund will not permit 25% or more of its total assets
more of a Fund's total assets to be invested in           to be invested in municipal obligations and other
municipal obligations and other permitted investments,    permitted investments, the interest on which is payable
the interest of which is payable from revenues on         from revenues on similar types of projects. As a matter
similar types of projects. As a matter of operating       of operating policy, similar types of projects may
policy, similar types of projects may include sports,     include sports, convention or trade show facilities;
convention or trade show facilities; airports or mass     airports or mass transportation; sewage or solid waste
transportation; sewage or solid waste disposal            disposal facilities; or air or water pollution control
facilities; or air or water pollution control projects.   projects.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
SAME STATE                                                Replace with the modified non-fundamental policy below.

The Fund will not permit twenty-five percent (25%) or     The Fund will not permit 25% or more of its total assets
more of a Fund's total assets to be invested in           to be invested in securities whose issuers are located
securities whose issuers are located in the same state.   in the same state. (Note: This non- fundamental policy
(NOTE: THIS FUNDAMENTAL POLICY DOES NOT APPLY TO THE      does not apply to the Washington Fund.)
WASHINGTON FUND).

EXEMPTION FROM INCOME TAX                                 Adopt the modified fundamental policy below.

The Fund will not, during normal market conditions,       During normal market conditions, the Fund will not
invest less than eighty percent (80%) of a Fund's net     invest less than 80% of its net assets in obligations
assets in obligations whose interest, in the opinion of   whose interest is exempt from federal income tax.
counsel for the issuer of the obligation, is exempt from
federal income tax.

                                                                       EXHIBIT C

            MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE INCOME FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of each Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase securities (other than         The Fund will not make investments that will result in
obligations issued or guaranteed by the U.S. Government,  the concentration (as that term may be defined in the its agencies or instrumentalities), if as a result, more  1940 Act, any rule or order thereunder, or SEC staff
than twenty-five percent (25%) of a Fund's total assets   interpretation thereof) of its investments in the
would be invested in one industry (governmental issuers   securities of issuers primarily engaged in the same
of special or general tax-exempt securities are not       industry, provided that this restriction does not limit
considered part of any one industry).                     the Fund from investing in obligations issued or
                                                          guaranteed by the U.S. government, its agencies or
                                                          instrumentalities or governmental issuers of special or
                                                          general tax-exempt securities [California Tax-Free
                                                          Income Fund only].

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from a bank or     The Fund may not borrow money or issue senior
affiliates of SAFECO Corporation at an interest rate not  securities, except as the 1940 Act, any rule or order
greater than that available to a Fund from commercial     thereunder, or SEC staff interpretation thereof, may
banks, for temporary or emergency purposes and not for    permit.
investment purposes and then only in an amount not
exceeding twenty percent (20%) of its total assets
(including borrowings) less liabilities (other than
borrowings) immediately after such borrowing.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior security, except that this restriction shall not be construed to prohibit a Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the 1940 Act, or
(ii) from any bank provided, that immediately after such borrowing, there is an "asset coverage" of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such "asset coverage" shall at any time fall below three hundred percent (300%), the Fund shall, within three (3) days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the "asset coverage" of such borrowings shall be at least three hundred percent (300%) (for purposes of this restriction, the terms senior security and asset coverage shall be understood to have the meanings assigned to those terms in Section 18 of the 1940 Act).

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite any issue of securities,     The Fund may not underwrite the securities of other
except to the extent that the purchase of municipal       issuers, except that the Fund may engage in transactions
obligations or other permitted investments directly from  involving the acquisition, disposition or resale of its
the issuer in accordance with a Fund's investment         portfolio securities, under circumstances where it may
objective, policies and restrictions and the subsequent   be considered to be an underwriter under the Securities
disposition thereof may be deemed to be underwriting.     Act of 1933.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate or real    The Fund may not purchase or sell real estate unless
estate limited partnerships, but this shall not prevent   acquired as a result of ownership of securities or other
a Fund from investing in municipal obligations or other   instruments and provided that this restriction does not
permitted investments secured by real estate or           prevent the Fund from investing in issuers which invest,
interests therein.                                        deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by real estate or interests therein, or
                                                          exercising rights under agreements relating to such
                                                          securities, including the right to enforce security
                                                          interests and to hold real estate acquired by reason of
                                                          such enforcement until that real estate can be
                                                          liquidated in an orderly manner.

COMMODITIES/OIL AND GAS                                   Adopt the modified fundamental policy for commodities
                                                          below.

The Fund will not purchase or sell commodities,           The Fund may not purchase or sell physical commodities,
commodity contracts or futures or invest in oil, gas or   unless acquired as a result of ownership of securities
other mineral exploration or development programs or      or other instruments and provided that this restriction
leases.                                                   does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

                                                          Eliminate restriction for oil and gas.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans, except through the          The Fund may not make loans, provided that this
purchase of a portion or all of an issue of debt          restriction does not prevent the Fund from purchasing
securities in accordance with a Fund's investment         debt obligations, entering into repurchase agreements,
objective, policies and restrictions and through          loaning its assets to broker/ dealers or institutional
investments in qualified repurchase agreements            investors and investing in loans, including assignments
(provided, however, that a Fund will not invest more      and participation interests.
than ten percent (10%) of its total assets in qualified
repurchase agreements maturing in more than seven (7)
days).

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities), if as a result more than five         would be invested in securities of that issuer or the
percent (5%) of the value of a Fund's total assets would  Fund would own or hold more than 10% of the outstanding
be invested in the securities of such issuer,             voting securities of that

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
except that up to twenty-five percent (25%) of the value  issuer, except that up to 25% of the Fund's total assets
of a Fund's assets (which twenty-five percent (25%)       may be invested without regard to these limitations, and
shall not include securities issued by another            except that these limitations do not apply to securities
investment company) may be invested without regard to     issued or guaranteed by the U.S. government, its
this five percent (5%) limitation.                        agencies or instrumentalities or to securities issued by
                                                          other open-end investment companies.

NEWLY ESTABLISHED ISSUERS                                 Eliminate.

The Fund will not purchase an industrial development bond, if as a result of such purchase, more than five percent (5%) of a Fund's total assets would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three years' operating history.

EXEMPTION FROM INCOME TAX                                 Adopt the modified fundamental policy below.

The Fund will not permit more than twenty percent (20%)   During normal market conditions, the Fund will not
of a Fund's net assets to be invested, during normal      invest less than 80% of its net assets in obligations
market conditions, in securities whose interest is not,   whose interest is exempt from federal income tax and, in
in its investment adviser's opinion, exempt from federal  the case of the California Tax-Free Income Fund, also
income tax, as long as the Fund has its investment        from California state personal income tax.
objective to provide as high a level of current interest
income exempt from federal income tax as is consistent
with the relative stability of capital. As a matter of
operating policy, the Fund's investment adviser may base
its opinion on the opinion of counsel for the issuer of
the security.

The Fund will not, during normal market conditions, invest less than eighty percent (80%) of a Fund's net assets in obligations whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax (and, in the case of the California Fund, also from California state personal income tax).

MUNICIPAL PROJECT DIVERSIFICATION                         Replace with the modified non-fundamental policy below.

The Fund will not permit twenty-five percent (25%) or     The Fund will not permit 25% or more of its total assets
more of a Fund's total assets to be invested in           to be invested in municipal obligations and other
municipal obligations and other permitted investments,    permitted investments, the interest on which is payable
the interest of which is payable from revenues on         from revenues on similar types of projects. As a matter
similar types of projects such as sports, convention or   of operating policy, similar types of projects may
trade show facilities; airports or mass transportation;   include sports, convention or trade show facilities;
sewage or solid waste disposal facilities; or air or      airports or mass transportation; sewage or solid waste
water pollution control projects.                         disposal facilities; or air or water pollution control
                                                          projects.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

SAME STATE                                     Replace with the modified non-fundamental
                                               policy below.

MUNICIPAL FUND ONLY: The Fund will not permit  MUNICIPAL FUND ONLY: The Fund will not permit twenty-five percent (25%) or more of a Fund's  25% or more of its total assets to be
total assets to be invested in securities      invested in securities whose issuers are
whose issuers are located in the same state.   located in the same state.

ILLIQUID SECURITIES                            Replace with the modified non-fundamental
                                               policy below.

The Fund will not knowingly purchase or        The Fund will not purchase securities for
otherwise acquire any securities that are      which there is no readily available market,
subject to legal or contractual restrictions   or enter into repurchase agreements or
on resale or for which there is no readily     purchase time deposits maturing in more than
available market.                              seven days, or purchase OTC options or hold
                                               assets set aside to cover OTC options written
                                               by the Fund, if immediately after and as a
                                               result, the value of such securities would
                                               exceed, in the aggregate, 15% of the Fund's
                                               net assets.

OFFICER/TRUSTEE OWNERSHIP OF PORTFOLIO         Eliminate.
SECURITIES

The Fund will not purchase or retain for a Fund's portfolio the securities of any issuer if, to the Fund's knowledge, the officers or directors of the Fund, or its investment adviser, who individually own more than one-half ( 1/2) of one percent (1%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities.

JOINT AND SEVERAL TRADING ACCOUNTS             Eliminate.

The Fund will not participate on a joint or a joint-and-several basis in any trading account in securities, except that a Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company and any subsidiary thereof.

PURCHASES OR SALES FROM AFFILIATES             Eliminate.

The Fund will not purchase from, or sell portfolio securities to, any officer or director, the Fund's investment adviser, principal underwriter or any affiliates or subsidiaries thereof.

PLEDGE, MORTGAGE OR HYPOTHECATE ASSETS         Replace with the modified nonfundamental
                                               policy below.

The Fund will not pledge, mortgage or          The Fund will not mortgage, pledge, or
hypothecate its assets, except that, to        hypothecate any of its assets, provided that
secure borrowings permitted by above, a Fund   this shall not apply to the transfer of
may pledge securities having a market value    securities in connection with any permissible
at the time of pledge not exceeding ten        borrowing or to collateral arrangements in
percent (10%) of the cost of a Fund's total    connection with permissible activities.
assets.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

SHORT SALES                                    Eliminate.

The Fund will not make short sales of
securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof.

                                                                       EXHIBIT C

                               MONEY MARKET FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not concentrate more than twenty-five       The Fund will not make investments that will result in
percent (25%) of the value of its total assets in any     the concentration (as that term may be defined in the
one industry including securities issued by foreign       1940 Act, any rule or order thereunder, or SEC staff
banks and foreign branches of U.S. banks; provided,       interpretation thereof) of its investments in the
however, that this limitation does not apply to           securities of issuers primarily engaged in the same
obligations issued or guaranteed by the U.S. Government,  industry, provided that this restriction does not limit or its agencies or instrumentalities, or to certificates  the Fund from investing in obligations issued or
of deposit or bankers' acceptances issued by domestic     guaranteed by the U.S. government, its agencies or
banks.                                                    instrumentalities, or certain bank instruments issued by
                                                          domestic banks.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from a bank or     The Fund may not borrow money or issue senior
affiliates of SAFECO Corporation at an interest rate not  securities, except as the 1940 Act, any rule or order
greater than that available to the Money Fund from        thereunder, or SEC staff interpretation thereof, may
commercial banks, for temporary or emergency purposes     permit.
and not for investment purposes, and then only in an
amount not exceeding twenty percent (20%) of its total
assets (including borrowings) less liabilities (other
than borrowings) immediately after such borrowing. The
Money Fund will not purchase securities if borrowings in
excess of five percent (5%) of the Fund's total assets
are outstanding.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior security, except that this restriction shall not be construed to prohibit the Money Fund from borrowing funds (i) on a temporary basis as permitted by Section 18(g) of the Investment Company Act of 1940, or (ii) from any bank provided, that immediately after such borrowing, there is an asset coverage of at least three hundred percent
(300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent (300%), the Money
Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least three hundred

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
percent (300%) (for purposes of this restriction, the
terms senior security and asset coverage shall be
understood to have the meaning assigned to those terms
in Section 18 of the Investment Company Act of 1940).

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite securities issued by others  The Fund may not underwrite the securities of other
except to the extent the Money Fund may be deemed to be   issuers, except that the Fund may engage in transactions
an underwriter, under the federal securities laws, in     involving the acquisition, disposition or resale of its
connection with the disposition of portfolio securities.  portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities
                                                          Act of 1933.

REAL ESTATE & COMMODITIES                                 Adopt the modified fundamental policies below.

The Fund will not invest in commodities or commodity      The Fund may not purchase or sell real estate unless
futures contracts or in real estate, although the Money   acquired as a result of ownership of securities or other
Fund may invest in securities which are secured by real   instruments and provided that this restriction does not
estate and securities of issuers that invest or deal in   prevent the Fund from investing in issuers which invest,
real estate.                                              deal, or otherwise engage in transactions in real estate
                                                          or interests therein, or investing in securities that
                                                          are secured by real estate or interests therein, or
                                                          exercising rights under agreements relating to such
                                                          securities, including the right to enforce security
                                                          interests and to hold real estate acquired by reason of
                                                          such enforcement until that real estate can be
                                                          liquidated in an orderly manner.

                                                          The Fund may not purchase or sell physical commodities,
                                                          unless acquired as a result of ownership of securities
                                                          or other instruments and provided that this restriction
                                                          does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans to others, except through    The Fund may not make loans, provided that this
the purchase of publicly distributed debt obligations or  restriction does not prevent the Fund from purchasing
repurchase agreements.                                    debt obligations, entering into repurchase agreements,
                                                          loaning its assets to broker/ dealers or institutional
                                                          investors and investing in loans, including assignments
                                                          and participation interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase securities of any issuer,      The Fund will not purchase securities of any one issuer
other than obligations of, or guaranteed by, the U.S.     if, as a result, more than 5% of the Fund's total assets
Government, its agencies or instrumentalities, if, as a   would be invested in securities of that issuer or the
result, more than five percent (5%) of the                Fund would own or hold more than

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
value of the Money Fund's assets would be invested in     10% of the outstanding voting securities of that issuer,
securities of such issuer.                                except that up to 25% of the Fund's total assets may be
                                                          invested without regard to these limitations, and except
                                                          that these limitations do not apply to securities issued
                                                          or guaranteed by the U.S. government, its agencies or
                                                          instrumentalities or to securities issued by other
                                                          open-end investment companies.

ILLIQUID SECURITIES                                       Replace with the modified non-fundamental policy below.

The Fund will not enter into repurchase agreements if,    The Fund will not purchase securities for which there is
as a result thereof, more than ten percent (10%) of the   no readily available market, or enter into repurchase
Fund's total assets valued at the time of the             agreements or purchase time deposits maturing in more
transaction would be subject to repurchase agreements     than seven days, or purchase OTC options or hold assets
maturing in more than seven days.                         set aside to cover OTC options written by the Fund, if
The Fund will not invest more than ten percent (10%) of   immediately after and as a result, the value of such
the Money Fund's total assets in time deposits,           securities would exceed, in the aggregate, 10% of the
repurchase agreements maturing in more than seven days    Fund's net assets.
and other non-negotiable instruments.

CLASSES OF AN ISSUER                                      Eliminate.

The Fund will not purchase more than ten percent (10%) of any class of securities of any issuer. All issues of debt securities of any issuer are considered as one class.

The Fund will not invest more than five percent (5%) of the Money Fund's total assets in securities restricted as to disposition under the federal securities laws.

NEWLY ESTABLISHED ISSUERS                                 Eliminate.

The Fund will not invest more than five percent (5%) of the Money Fund's total assets in securities of issuers that with their predecessors have a record of less than three years' continuous operation.

SHORT SALES                                               Eliminate.

The Fund will not make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof.

PLEDGE, MORTGAGE OR HYPOTHECATE ASSETS                    Replace with the modified non-fundamental policy below.

The Fund will not pledge, mortgage or hypothecate, or in  The Fund will not mortgage, pledge, or hypothecate any
any other manner transfer as security for indebtedness    of its assets, provided that this shall not apply to the
any security owned by the Money Fund, except as may be    transfer of securities in connection with any
necessary in connection                                   permissible borrowing or to collateral arrangements

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
with permissible borrowings mentioned above, and then     in connection with permissible activities.
such pledging, mortgaging or hypothecating may not
exceed fifteen percent (15%) of the Money Fund's total
assets, taken at cost; provided, however, that as a
matter of operating policy the Money Fund will limit any
such pledging, mortgaging or hypothecating to ten
percent (10%) of its net assets, taken at market, in
order to comply with certain state investment
restrictions.

OFFICER/TRUSTEE OWNERSHIP OF PORTFOLIO SECURITIES         Eliminate.

The Fund will not purchase or retain securities of any issuer if any of the officers or directors of the Money
Fund or its investment adviser owns beneficially more than one-half of one percent (.5%) of the securities of such issuer and together own more than five percent (5%) of the securities of such issuer.

OIL AND GAS                                               Eliminate.

The Fund will not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in or sponsor such programs.

INVESTMENT IN INVESTMENT COMPANIES                        Eliminate.

The Fund will not purchase securities of other investment companies.

                                                                       EXHIBIT C

                           TAX-FREE MONEY MARKET FUND
                        FUNDAMENTAL INVESTMENT POLICIES

The following chart lists the current fundamental investment policies of the Fund and indicates how each policy will be affected by Proposal 3.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------

CONCENTRATION                                             Adopt the modified fundamental policy below.

The Fund will not purchase securities (other than         The Fund will not make investments that will result in
obligations issued or guaranteed by the U.S. Government,  the concentration (as that term may be defined in the
its agencies or instrumentalities), if as a result more   1940 Act, any rule or order thereunder, or SEC staff
than twenty-five percent (25%) of the Tax-Free Money      interpretation thereof) of its investments in the
Fund's total assets would be invested in any one          securities of issuers primarily engaged in the same
industry (governmental issuers of special or general      industry, provided that this restriction does not limit
tax-exempt securities are not considered part of any one  the Fund from investing in obligations issued or
industry).                                                guaranteed by the U.S. government, its agencies or
                                                          instrumentalities, certain bank instruments issued by
                                                          domestic banks, or governmental issuers of special or
                                                          general tax-exempt securities.

BORROWING                                                 Adopt the modified fundamental policy below.

The Fund will not borrow money, except from a bank or     The Fund may not borrow money or issue senior
affiliates of SAFECO Corporation at an interest rate not  securities, except as the 1940 Act, any rule or order
greater than that available to the Tax-Free Money Fund    thereunder, or SEC staff interpretation thereof, may
from commercial banks, for temporary or emergency         permit.
purposes and not for investment purposes, and then only
in an amount not exceeding twenty percent (20%) of its
total assets (including borrowings) less liabilities
(other than borrowings) immediately after such
borrowing. The Tax-Free Money Fund will not purchase
securities if borrowings equal to or greater than five
percent (5%) of the Fund's total assets are outstanding.

ISSUANCE OF SENIOR SECURITIES                             Adopt the modified fundamental policy above.

The Fund will not issue or sell any senior security, except that this restriction shall not be construed to prohibit the Tax-Free Money Fund from borrowing funds
(i) on a temporary basis as permitted by Section 18(g) of the Investment Company Act of 1940, or (ii) from any bank, provided that immediately after such borrowing, there is an asset coverage of at least three hundred percent (300%) for all such borrowings and provided, further, that in the event that such asset coverage shall at any time fall below three hundred percent
(300%), the Tax-Free Money Fund shall, within three (3) days thereafter (not including Sundays and holidays), or such longer period as the Securities and Exchange
Commission may prescribe by rules and regulations,

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
reduce the amount of its borrowings to an extent that
the asset coverage of such borrowings shall be at least
three hundred percent (300%) (for purposes of this
restriction, the terms senior security and asset
coverage shall have the meanings assigned to those terms
in the Investment Company Act of 1940).

UNDERWRITING                                              Adopt the modified fundamental policy below.

The Fund will not underwrite any issue of securities,     The Fund may not underwrite the securities of other
except to the extent that the purchase of municipal       issuers, except that the Fund may engage in transactions
obligations or other permitted investments directly from  involving the acquisition, disposition or resale of its
the issuer in accordance with the Tax-Free Money Fund's   portfolio securities, under circumstances where it may
investment objective, policies and restrictions and the   be considered to be an underwriter under the Securities
later disposition thereof may be deemed to be             Act of 1933.
underwriting.

REAL ESTATE                                               Adopt the modified fundamental policy below.

The Fund will not purchase or sell real estate, but this  The Fund may not purchase or sell real estate unless shall not prevent the Tax-Free Money Fund from investing  acquired as a result of ownership of securities or other
in municipal obligations or other permitted investments   instruments and provided that this restriction does not
secured by real estate or interests therein.              prevent the Fund from investing in issuers which invest,
                                                          deal, or otherwise engage in transactions in real estate
                                                          or interests therein, investing in securities that are
                                                          secured by real estate or interests therein, or
                                                          exercising rights under agreements relating to such
                                                          securities including the right to enforce security
                                                          interests and to hold real estate acquired by reason of
                                                          such enforcement until that real estate can be
                                                          liquidated in an orderly manner.

COMMODITIES/OIL AND GAS                                   Adopt the modified fundamental policy for commodities
                                                          below.

The Fund will not purchase or sell commodities or         The Fund may not purchase or sell physical commodities,
commodity contracts or invest in oil, gas or other        unless acquired as a result of ownership of securities
mineral exploration or development programs.              or other instruments and provided that this restriction
                                                          does not prevent the Fund from engaging in transactions
                                                          involving futures contracts and options, forward
                                                          currency contracts, swap transactions and other
                                                          financial contracts or investing in securities that are
                                                          secured by physical commodities.

                                                          Eliminate restriction for oil and gas.

LENDING                                                   Adopt the modified fundamental policy below.

The Fund will not make loans, except through the          The Fund may not make loans, provided that this
purchase of a portion of an issue of debt securities in   restriction does not prevent the Fund from purchasing
accordance with the Tax-Free Money Fund's investment      debt obligations, entering into repurchase agreements,
objective, policies and restrictions, and through         loaning its assets to broker/ dealers or institutional
investments in qualified repurchase                       investors and investing in

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
agreements.                                               loans, including assignments and participation
                                                          interests.

PORTFOLIO DIVERSIFICATION                                 Adopt the modified fundamental policy below.

The Fund will not purchase the securities of any issuer   The Fund will not purchase securities of any one issuer
(except the U.S. Government, its agencies or              if, as a result, more than 5% of the Fund's total assets
instrumentalities), if as a result more than five         would be invested in securities of that issuer or the
percent (5%) of the value of its total assets would be    Fund would own or hold more than 10% of the outstanding
invested in the securities of such issuer, except that    voting securities of that issuer, except that up to 25%
up to twenty-five percent (25%) of the value of the       of the Fund's total assets may be invested without
Tax-Free Money Fund's assets (which twenty-five percent   regard to these limitations, and except that these
(25%) shall not include securities issued by another      limitations do not apply to securities issued or
investment company) may be invested without regard to     guaranteed by the U.S. government, its agencies or
this five percent (5%) limitation.                        instrumentalities or to securities issued by other
                                                          open-end investment companies.

EXEMPTION FROM INCOME TAX                                 Adopt the modified fundamental policy below.

The Fund will not permit more than twenty percent (20%)   During normal market conditions, the Fund will not
of its net assets to be invested, during normal market    invest less than 80% of its net assets in obligations
conditions, in securities whose interest is NOT, in the   whose interest is exempt from federal income tax.
Tax-Free Money Fund's opinion, exempt from federal
income tax, as long as the Fund has as its investment
objective to provide as high a level of current interest
income exempt from federal income tax as is consistent
with the relative stability of capital. As a matter of
operating policy, the Tax-Free Money Fund may base its
opinion on an opinion of counsel for the issuer. The
Tax-Free Money Fund may invest in taxable securities if
the Fund's investment adviser believes the yields then
available on municipal obligations are not attractive
and wishes to defer the investment in municipal
obligations having longer maturities until conditions in
the municipal bond market improve. If any taxable
securities are held, as a matter of operating policy,
the Tax-Free Money Fund will not hold more than five
percent (5%) of its total assets in the securities of
any one issuer.

ILLIQUID SECURITIES                                       Replace with the modified non-fundamental policy below.

The Fund will not knowingly purchase or otherwise         The Fund will not purchase securities for which there is
acquire any securities that are subject to legal or       no readily available market, or enter into repurchase
contractual restrictions on resale or for which there is  agreements or purchase time deposits maturing in more
no readily available market, except, however, the         than seven days, or purchase OTC options or hold assets
Tax-Free Money Fund may invest up to ten percent (10%)    set aside to cover OTC options written by the Fund, if
of its net assets in qualified repurchase agreements      immediately after and as a result, the value of such
that mature in more than seven (7) days.                  securities would exceed, in the aggregate, 10% of the
                                                          Fund's net assets.

NEWLY ESTABLISHED ISSUERS                                 Eliminate.

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
The Fund will not purchase an industrial development
bond, if as a result of such purchase more than five
percent (5%) of the Tax-Free Money Fund's total assets
would be invested in industrial development bonds where
the payment of principal and interest is the
responsibility of a company with less than three years'
operating history.

The Fund will not purchase securities if as a result of such purchase more than five percent (5%) of the Tax-Free Money Fund's total assets would be invested in securities where the payment of principal and interest is the responsibility of a company with less than three years' operating history.

MUNICIPAL PROJECT DIVERSIFICATION                         Replace with the modified non-fundamental policy below.

The Fund will not permit more than twenty-five percent    The Fund will not permit 25% or more of its total assets
(25%) of its total assets to be invested in municipal     to be invested in municipal obligations and other
obligations and other permitted investments, the          permitted investments, the interest on which is payable
interest on which is payable from revenues on similar     from revenues on similar types of projects. As a matter
types of projects, such as: sports, convention or trade   of operating policy, similar types of projects may
show facilities; airports or mass transportation; sewage  include sports, convention or trade show facilities;
or solid waste disposal facilities; or air or water       airports or mass transportation; sewage or solid waste
pollution control projects.                               disposal facilities; or air or water pollution control
                                                          projects.

OFFICER/TRUSTEE OWNERSHIP OF PORTFOLIO SECURITIES         Eliminate.

The Fund will not purchase or retain for the Tax-Free
Money Fund's portfolio the securities of any issuer if, to the Tax-Free Money Fund's knowledge, the officers or directors of the Tax-Free Money Fund, or its investment adviser, who individually own more than one-half of one percent (.5%) of the outstanding securities of such an issuer, together own more than five percent (5%) of such outstanding securities.

JOINT AND SEVERAL TRADING ACCOUNTS                        Eliminate.

The Fund will not participate on a joint or a joint-and-several basis in any trading account in securities, except that the Tax-Free Money Fund may, for the purpose of seeking better net results on portfolio transactions or lower brokerage commission rates, join with other transactions executed by the investment adviser or the investment adviser's parent company or any subsidiary thereof.

PURCHASES OR SALES FROM AFFILIATES                        Eliminate.

The Fund will not purchase from, or sell portfolio securities to, any officer or director, the Tax-Free

                   FUNDAMENTAL POLICY                                         PROPOSED ACTION
--------------------------------------------------------  --------------------------------------------------------
Money Fund's investment adviser, principal underwriter
or any affiliates or subsidiaries thereof.

PLEDGE, MORTGAGE OR HYPOTHECATE ASSETS                    Replace with the modified non-fundamental policy below.

The Fund will not pledge, mortgage or hypothecate its     The Fund will not mortgage, pledge, or hypothecate any
assets, except that, to secure borrowings permitted       of its assets, provided that this shall not apply to the
above, it may pledge securities having a market value at  transfer of securities in connection with any
the time of pledge not exceeding ten percent (10%) of     permissible borrowing or to collateral arrangements in
the cost of the Tax-Free Money Fund's total assets.       connection with permissible activities.

SHORT SALES                                               Eliminate.

The Fund will not make short sales of securities or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

PUTS AND CALLS                                            Eliminate.

The Fund will not write, purchase or sell puts, calls or combinations thereof; however, the Tax-Free Money Fund may purchase municipal obligations subject to standby commitments, variable rate demand notes or repurchase agreements in accord with its investment objective and policies.

                                                                       EXHIBIT D

                                    FORM OF
                        AMENDED AND RESTATED INVESTMENT
                               ADVISORY AGREEMENT

THIS AGREEMENT is made and executed this 30th day of April, 1999, between SAFECO
                  TRUST ("Trust"), a Delaware business trust and SAFECO ASSET MANAGEMENT COMPANY ("Adviser"), a Washington corporation.

    WHEREAS, the Trust is registered with the Securities and Exchange Commission as a series type, open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and has caused its shares of beneficial interest to be registered for sale to the public under the Securities Act of 1933 ("1933 Act"); and

    WHEREAS, the Trust intends to offer for public sale distinct series of shares of beneficial interest ("Series"), each Series corresponding to a distinct portfolio; and

    WHEREAS, the Trust wishes to retain the Adviser to provide investment advisory services to the Trust and each Series as now exists and as hereafter may be established which are listed in Exhibit 1 to this Agreement as amended from time to time; and

    WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, it is agreed as follows:

        1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser as investment adviser of each Series to administer its affairs, subject to the supervision of the Trust's Board of Trustees, for the period and on the terms set-forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services required by this Agreement for the compensation and upon such other terms and conditions as are set forth in this Agreement. The Adviser shall for all purposes herein be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

        2. DUTIES OF SERIES. Each Series shall at all times keep the Adviser fully informed with regard to the securities owned by it, its funds available or to become available for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

        3.  DUTIES OF ADVISER.

           (a) GENERAL. The Adviser shall furnish to the Trust space in the offices of the Adviser or in such other place as may be agreed upon from time to time and all necessary office facilities, equipment and personnel for managing the affairs and investments of the Trust. Subject to the supervision of the Trust's Board of Trustees, the Adviser shall regularly provide each Series with investment research and advice and shall furnish a continuous investment program for each Series' portfolio of securities consistent with each Series' investment objectives and policies. The Adviser shall determine from time to time what securities will be purchased, retained or sold by each Series, and shall implement those decisions, all subject to the provisions of the Trust's Trust Instrument and Bylaws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives and policies of each Series. The Adviser will place orders pursuant to its investment determinations for each Series either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust and each Series, and shall perform such other functions relating to the management and supervision of each Series' investments as may be directed by the Board of Trustees of the Trust.

           (b) REPORTS. The Adviser shall supply the Trust's Board of Trustees and officers with all statistical information and reports reasonably requested by them and reasonably available to the Adviser.

        4.  ALLOCATION OF EXPENSES.

           (a) Adviser shall be responsible for the compensation (if any) paid to officers of the Trust for serving in that capacity and all expenses of preparing, printing and distributing advertising and sales literature other than expenses covered by a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

           (b) The Trust and each Series shall bear all expenses of their organization, operations and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust and each Series shall pay:

                (1) ADMINISTRATIVE AND ACCOUNTING SERVICES. All expenses related to the performance of administration and accounting services on behalf of the Trust and each Series;

                (2) CUSTODY SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Trust and each Series, including all charges of depositories, custodians, and other agents, if any;

                (3) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges of the transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents of the Trust and each Series, if any;

                (4) SHAREHOLDER COMMUNICATIONS. All expenses of preparing, printing, and distributing reports and certain other communications to shareholders of the Trust and each Series, if any;

                (5) SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders of the Trust and each Series, including the printing of notices and proxy materials and the expenses of any proxy solicitation;

                (6) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing, printing and mailing to shareholders of annual or more frequent revisions of the Prospectus and Statement of Additional Information for the Trust and each Series;

                (7) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser, the Trust or each Series and the custodian, transfer agent or any other agent selected by the Trust;

                (8) LEGAL AND AUDITING FEES AND EXPENSES. All charges for services and expenses of the Trust's internal and outside legal counsel and internal and independent auditors;

                (9) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those affiliated with the Adviser, and all expenses incurred in connection with their service;

               (10) ISSUE AND REDEMPTION OF FUND SHARES. All expenses incurred in connection with the issue, redemption, and transfer of shares of the Trust and each Series, including the expense of confirming all share transactions, and of preparing and transmitting the Trust's stock certificates, if certificates are issued;

               (11) BROKERAGE COMMISSIONS. All brokers, commissions and other charges incident to the purchase, sale, or lending of portfolio securities of the Trust and each Series;

               (12) TAXES. All taxes or governmental fees payable by or with respect to the Trust and each Series to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

               (13) FEDERAL AND STATE REGISTRATION FEES. Federal and State registration/qualification fees for the Trust and each Series;

               (14) INSURANCE. All costs relating to fidelity bond and any other insurance coverage for the Trust and each Series; and

               (15) NON-RECURRING AND EXTRAORDINARY EXPENSES. Such non-recurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust or any Series is a party and the expenses the Trust or any Series may incur as a result of its legal obligation to provide indemnification to its trustees, officers, and agents.

        5. NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust and each Series hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

        6.  COMPENSATION FOR SERVICES.

           (a) For the services and facilities to be furnished by the Adviser, each existing Series shall pay the Adviser an annual fee computed on the basis of the average net asset value of the Series as ascertained each business day and paid monthly in accordance with the schedule set forth in Exhibit 2 to this Agreement. For purposes of computing the annual fee, the net asset value of the Series shall be equal to the difference between its total assets and its total liabilities (excluding from such liabilities its capital stock and surplus) with its assets and its liabilities to be valued in accordance with the procedures approved by the Trust's Board of Trustees and set forth in the Trust's Registration Statement.

           (b) For the services and facilities to be furnished by the Adviser, any new Series of the Trust which is issued on a future date will pay the Adviser a fee according to a Schedule which will be set forth in Exhibit 2 to this Agreement.

           (c) If SAFECO Securities, Inc., receives portfolio brokerage commissions resulting from transactions in the portfolio of any series ("Commissions"), any advisory fee earned by the Adviser will be reduced by the amount of such commissions so received by SAFECO Securities, Inc.

           (d) The Trust and the Adviser may mutually agree to reduce the fees payable by any Series if the reduction is in the best long-range interest of the Trust and the Adviser.

           (e) If the Adviser shall serve for less than the whole of any month, the monthly advisory fee payable by each Series shall be prorated.

        7. LIABILITY OF ADVISER. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be responsible for any action of the Trust's Board of Trustees in following or declining to follow any advice or recommendations of the Adviser; provided, that nothing in this Agreement shall protect the Adviser against any liability to the Trust or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

         8. BOOKS AND RECORDS. The Trust shall cause its books and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Trust.

         9.  AFFILIATION.

           (a) It is understood that trustees, officers, shareholders and agents of the Trust and each Series are or may be interested in the Adviser (or any successor thereof) as directors, officers, shareholders or otherwise, and that the Adviser (or any such successor) is or may be interested in the Trust as a shareholder or otherwise.

           (b) No trustee, officer or employee of the Trust and each Series shall receive from the Trust any salary or other compensation as such trustee, officer or employee while he or she is at the same time a director, officer, or employee of the Adviser or any affiliated company of the Adviser. This Paragraph shall not apply to trustees or other persons who are not regular members of the Adviser's or any affiliated company's staff.

        10. UNRESTRICTED ACTIVITIES. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a trustee, officer, or employee of the Trust or any Series, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

        11. USE OF NAME. In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, the Trust hereby agrees that it will eliminate from its corporate name any reference to the name of "SAFECO." The Trust shall have the non-exclusive use of the name "SAFECO" in whole or in part only so long as this Agreement is effective or until such notice is given. Notwithstanding the foregoing and in the event that this Agreement is terminated by either party, the Adviser may elect to permit the Trust to continue to use the name "SAFECO" under such terms and conditions as the Adviser shall set forth in writing.

        12. EFFECTIVENESS DATE/RENEWAL. This Agreement will become effective with respect to each series on the date first written above or such later date as indicated on Exhibit A, provided that it shall have been approved by the Trust's Board of Trustees and by the shareholders of that Series in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Series for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or (ii) with respect to any Series, by a vote of a majority of the outstanding voting securities of that Series, provided that in either event the continuance is also approved by a majority of the Trust's trustees who are neither interested persons (as defined in the 1940 Act) of the Trust or the Adviser by vote cast at a meeting called for the purpose of voting on such continuance.

        13. AMENDMENT. This Agreement may be amended by the parties only if the terms of the amendment are approved by either (i) a majority of the Trust's Board of Trustees or, (ii) with respect to any given Series, by a vote of a majority of the outstanding voting securities of that Series at a duly called meeting of the shareholders. In either case, a majority of the trustees who are neither interested persons of the Trust or the Adviser must approve the amendment.

        14. TERMINATION. This Agreement is terminable with respect to any Series or in its entirety without penalty by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of each affected Series (as defined in the 1940 Act), or by the Adviser, on not less than 60 days' written notice to the other party and will be terminated upon the mutual written consent of the Adviser and the Trust. This Agreement shall terminate automatically in the event of its assignment.

        15. LIMITATION OF LIABILITY. Adviser is hereby expressly put on notice of (i) the limitation of shareholder, officer and trustee liability as set forth in the Trust Instrument of the Trust and (ii) of the provisions in the Trust Instrument permitting the establishment of separate Series and limiting the liability of each Series to obligations of that Series. Adviser hereby agrees that obligations assumed by the Trust pursuant to this Agreement are in all cases assumed on behalf of a particular series and each such obligation shall be limited in all cases to that Series and its assets. Adviser agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust nor from the officers or trustees of any individual officer or trustee of the Trust.

        16. DEFINED TERMS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," shall have the respective meanings specified in the 1940 Act when such terms are used in reference to the Trust and the Series.

        17. ENTIRE AGREEMENT/ENFORCEMENT OF RIGHTS. This Agreement embodies the entire agreement between the Adviser and the Trust with respect to the services to be provided by the Adviser to the Trust and each Series and supersedes any prior written or oral agreement between those parties. In the event that either party should be required to take legal action in order to enforce its rights under this Agreement, the prevailing party in any such action or proceeding shall be entitled to recover from the other party costs and reasonable attorneys, fees,

        18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same instrument. The Adviser understands that the rights and obligations of each Series under the Trust Instrument are separate and distinct from those of any and all other Series.

        19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington and, to the extent it involves any United States statute, in accordance with the laws of the United States.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

ATTEST:                                  SAFECO TRUST

Neal A. Fuller                           David F. Hill
Assistant Secretary                      President

ATTEST:                                  SAFECO ASSET MANAGEMENT COMPANY

Neal A. Fuller                           Stephen C. Bauer
Assistant Secretary                      President

                                                                       EXHIBIT 1

                                 LIST OF SERIES

                           SAFECO COMMON STOCK TRUST:
                               SAFECO GROWTH FUND
                               SAFECO EQUITY FUND
                               SAFECO INCOME FUND
                             SAFECO NORTHWEST FUND
                              SAFECO BALANCED FUND
                        SAFECO INTERNATIONAL STOCK FUND
                        SAFECO SMALL COMPANY STOCK FUND
                             SAFECO U.S. VALUE FUND

                           SAFECO TAXABLE BOND TRUST:
                  SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
                                SAFECO GNMA FUND
                          SAFECO HIGH-YIELD BOND FUND

                           SAFECO MANAGED BOND TRUST:
                            SAFECO MANAGED BOND FUND

                         SAFECO TAX-EXEMPT BOND TRUST:
                  SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND
                       SAFECO INSURED MUNICIPAL BOND FUND
                           SAFECO MUNICIPAL BOND FUND
                     SAFECO CALIFORNIA TAX-FREE INCOME FUND
                  SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

                           SAFECO MONEY MARKET TRUST:
                            SAFECO MONEY MARKET FUND
                       SAFECO TAX-FREE MONEY MARKET FUND

                                                                       EXHIBIT 2

                         FEES TO BE PAID TO THE ADVISER

                                                                                    AMOUNT OF
FUND NAME                                                             NET ASSETS   ANNUAL FEE
-------------------------------------------------------------------  ------------  -----------
Name...............................................................  $xxx to xxx     .xx of 1%
                                                                     $xxx to xxx     .xx of 1%
                                                                     $xxx to xxx     .xx of 1%

Name...............................................................  $xxx to xxx     .xx of 1%
                                                                     $xxx to xxx     .xx of 1%
                                                                     $xxx to xxx     .xx of 1%

Name...............................................................  $xxx to xxx     .xx of 1%
                                                                     $xxx to xxx     .xx of 1%
                                                                     $xxx to xxx     .xx of 1%

                                                                       EXHIBIT E

            PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

     TYPE         NUMBER                        DESCRIPTION                                    FUNDS
---------------  ---------  ---------------------------------------------------  ----------------------------------
Sub-Proposal        3A      Amend concentration restriction                      All Funds

Sub-Proposal        3B      Amend borrowing and senior securities restriction    All Funds

Sub-Proposal        3C      Amend underwriting restriction                       All Funds

Sub-Proposal        3D      Amend real estate restriction                        All Funds

Sub-Proposal        3E      Amend commodities restriction                        All Funds

Sub-Proposal        3F      Amend lending restriction                            All Funds

Sub-Proposal        3G      Amend diversification restriction                    All Funds

Sub-Proposal        3H      Replace fundamental restriction with non-            Growth Fund, Equity Fund, Income
                            fundamental restriction on margin transactions       Fund, Northwest Fund, and Managed
                                                                                 Bond Fund

Sub-Proposal        3I      Replace fundamental restriction with non-            GNMA Fund, Intermediate- Term U.S.
                            fundamental restriction on illiquid securities       Treasury Fund, High-Yield Fund,
                                                                                 Municipal Bond Fund, California
                                                                                 Tax-Free Income Fund, Money Market
                                                                                 Fund, and Tax-Free Money Market
                                                                                 Fund

Sub-Proposal        3J      Replace fundamental restriction with non-            Growth Fund, Income Fund,
                            fundamental restriction on pledging assets           Northwest Fund, Intermediate-Term
                                                                                 U.S. Treasury Fund, High-Yield
                                                                                 Fund, GNMA Fund, Municipal Bond
                                                                                 Fund, California Tax-Free Income
                                                                                 Fund, Money Market Fund, and
                                                                                 Tax-Free Money Market Fund

Sub-Proposal        3K      Eliminate restriction on investment in investment    Growth Fund, Equity Fund, Income
                            companies                                            Fund, and Money Market Fund

Sub-Proposal        3L      Eliminate restriction on purchases of common stock   Intermediate-Term U.S. Treasury
                                                                                 Fund, High-Yield Fund and GNMA
                                                                                 Fund

Sub-Proposal        3M      Eliminate restriction on oil, gas and mineral        Intermediate-Term U.S. Treasury
                            investment                                           Fund, High-Yield Fund, GNMA Fund,
                                                                                 Municipal Bond Fund, California
                                                                                 Tax-Free Income Fund, Money Market
                                                                                 Fund, and Tax-Free Money Market
                                                                                 Fund

     TYPE         NUMBER                        DESCRIPTION                                    FUNDS
---------------  ---------  ---------------------------------------------------  ----------------------------------
Sub-Proposal        3N      Eliminate restriction on exercising control          Equity Fund

Sub-Proposal        3O      Eliminate restriction on purchasing securities of    Growth Fund, Income Fund,
                            issuers in which officers and board members of the   Northwest Fund, Intermediate-Term
                            Trust and its affiliates own securities              U.S. Treasury Fund, High-Yield
                                                                                 Fund, GNMA Fund, Municipal Bond
                                                                                 Fund, California Tax-Free Income
                                                                                 Fund, Money Market Fund, and
                                                                                 Tax-Free Money Market Fund

Sub-Proposal        3P      Eliminate restriction on joint and several trading   Growth Fund, Income Fund,
                            accounts                                             Northwest Fund, Intermediate-Term
                                                                                 U.S. Treasury Fund, High-Yield
                                                                                 Fund, GNMA Fund, Managed Bond
                                                                                 Fund, Municipal Bond Fund,
                                                                                 California Tax-Free Income Fund,
                                                                                 and Tax-Free Money Market Fund

Sub-Proposal        3Q      Eliminate restriction on newly established issuers   Growth Fund, Income Fund,
                                                                                 Municipal Bond Fund, California
                                                                                 Tax-Free Income Fund, Money Market
                                                                                 Fund, and Tax-Free Money Market
                                                                                 Fund

Sub-Proposal        3R      Eliminate restriction on short sales                 Growth Fund, Equity Fund, Income
                                                                                 Fund, Northwest Fund,
                                                                                 Intermediate-Term U.S. Treasury
                                                                                 Fund, High-Yield Fund, GNMA Fund,
                                                                                 Managed Bond Fund, Municipal Bond
                                                                                 Fund, California Tax-Free Income
                                                                                 Fund, Money Market Fund, and
                                                                                 Tax-Free Money Market Fund

Sub-Proposal        3S      Replace fundamental restriction with non-            Growth Fund and Income Fund
                            fundamental restriction on investing in foreign
                            securities

Sub-Proposal        3T      Eliminate restriction on purchasing securities of    Growth Fund, Income Fund,
                            classes of an issuer                                 Northwest Fund, Managed Bond Fund,
                                                                                 and Money Market Fund

Sub-Proposal        3U      Eliminate restriction on purchasing puts and calls   Equity Fund and Tax-Free Money
                                                                                 Market Fund

Sub-Proposal        3V      Eliminate restriction on acting as a distributor     Growth Fund

     TYPE         NUMBER                        DESCRIPTION                                    FUNDS
---------------  ---------  ---------------------------------------------------  ----------------------------------
Sub-Proposal        3W      Eliminate restriction on purchases or sales from     Northwest Fund, Intermediate-Term
                            affiliates                                           U.S. Treasury Fund, High-Yield
                                                                                 Fund, GNMA Fund, Municipal Bond
                                                                                 Fund, California Tax-Free Income
                                                                                 Fund, and Tax-Free Money Market
                                                                                 Fund

Sub-Proposal        3X      Replace fundamental restriction with a non-          Intermediate-Term Municipal Bond
                            fundamental restriction on municipal project         Fund, Insured Municipal Bond Fund,
                            diversification                                      Municipal Bond Fund, California
                                                                                 Tax-Free Income Fund, Washington
                                                                                 Municipal Bond Fund, and Tax-Free
                                                                                 Money Market Fund

Sub-Proposal        3Y      Replace fundamental restriction with a non-          Intermediate-Term Municipal Bond
                            fundamental restriction on same state investments    Fund, Insured Municipal Bond Fund,
                                                                                 and Municipal Bond Fund

Sub-Proposal        3Z      Amend income tax restriction                         Intermediate-Term Municipal Bond
                                                                                 Fund, Insured Municipal Bond Fund,
                                                                                 Washington Municipal Bond Fund,
                                                                                 Municipal Bond Fund, California
                                                                                 Tax-Free Income Fund, and Tax-Free
                                                                                 Money Market Fund

                                                                       EXHIBIT F

                       INFORMATION ON OTHER MUTUAL FUNDS
                   ADVISED BY SAM WITH INVESTMENT OBJECTIVES
                         SIMILAR TO THOSE OF THE FUNDS

                                                                                 NET ASSETS AS OF      MANAGEMENT
                                                                                DECEMBER 31, 1998         FEES
                                                                              ----------------------  -------------
Resource Series Trust Equity Portfolio......................................   $        557,313,685         0.74%
Resource Series Trust Growth Portfolio......................................   $        356,407,381         0.74%
Resource Series Trust Northwest Portfolio...................................   $         24,587,371         0.74%
Resource Series Trust Small Company Stock Portfolio.........................   $         11,780,322         0.85%
Resource Series Trust Municipal Bond Portfolio..............................   $         30,116,942         0.74%
Resource Series Trust Money Market Portfolio................................   $         27,822,877         0.65%

                          SAFECO COMMON STOCK TRUST
                          SAFECO TAXABLE BOND TRUST
                         SAFECO TAX-EXEMPT BOND TRUST
                          SAFECO MONEY MARKET TRUST
                          SAFECO MANAGED BOND TRUST
                       SPECIAL MEETING OF SHAREHOLDERS

                                MARCH 30, 1999

    This proxy is being solicited on behalf of the Board of Trustees of the trust indicated below ("Trust") and relates to the proposals with respect to the Trust and the portfolio of the Trust ("Fund") indicated below. The undersigned hereby appoints as proxies Bob A. Dickey and David F. Hill, each of them
(with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 8:00 a.m., Pacific time, on March 30, 1999 at SAFECO Plaza, 4333 Brooklyn Ave. NE, Seattle, Washington 98105, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Trust and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

    YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                         KEEP THIS PORTION FOR YOUR RECORDS

                                         DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NAME OF TRUST/FUND

                                                                         FOR ALL
                                                FOR ALL   WITHHOLD ALL   EXCEPT
1. Election of the Trust's Board of Trustees;     / /         / /          / /    To withhold authority to vote for any individual
01) Boh A. Dickey;                                                                nominee(s), mark "For All Except"
02) Barbara J. Dingfield;                                                         and write the nominee's number on the line below.
03) David F. Hill;
04) Richard W. Hubbard;                                                           -------------------------------------------------
05) Richard E. Lundgren;
06) Larry L. Pinnt; and
07) John W. Schneider


                                                                                                       FOR      WITHHOLD    ABSTAIN
   2.      Ratification of the selection of Ernst & Young LLP as the Trust's                           / /         / /         / /
           Independent Public Accountants;
   3.      Approval of all changes to the fundamental investment restrictions;                         / /         / /         / /
   / /     To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve all others, PLACE
           AN "X" IN THE BOX AT left and indicate the number(s) (as set forth in the proxy statement) of the investment restriction(s) you do not want to change on the line below. (Please see Exhibit E of Proxy Statement for sub-proposal topics)

           ----------------------------------------------------------------------
   4.      Approval of an amended and restated investment advisory agreement.                          / /         / /         / /

If the shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."



-----------------------------------------------------------------------------------------------------------  ----------------------
Signature: (PLEASE SIGN WITHIN BOX)                                                                          Date



-----------------------------------------------------------------------------------------------------------  ----------------------
Signature: (Joint Owner)                                                                                     Date